UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total return.

Annual Report

June 30, 2010

Nuveen Growth Allocation Fund	Nuveen Moderate Allocation Fund	Nuveen Conservative Allocation Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 17, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Growth Allocation, the Nuveen Moderate Allocation and the Nuveen Conservative Allocation Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. For most of this period, the Funds were managed by Thomas Richards, CFA, Senior Managing Director of NIS, and John Simmons, CFA, Managing Director and Portfolio Manager for NIS.

Effective March 1, 2010, Thomas Richards relinquished his duties as a portfolio manager of the Funds, with John Simmons remaining as portfolio manager. We recently asked John to discuss general market conditions, key portfolio management strategies and the performance of these three Funds for the twelve-month period ended June 30, 2010.

What were the general market conditions for the reporting period?

As the reporting period began, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During the twelve-month period, these and other measures taken by the Fed and the government to ease the economic recession have helped to produce some signs of improvement. Over the four calendar quarters comprising this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

2	Nuveen Investments

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, financial markets faced numerous obstacles throughout the period. Some rating agencies downgraded the sovereign debt of Greece and Spain. Dubai World announced over Thanksgiving that it would need to restructure its debt. In response to the financial crisis, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

How did the Funds perform during the twelve-month period ended June 30, 2010?

The table on page seven provides performance information for the three Funds (Class A shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended June 30, 2010. The table also compares each Fund’s performance to a peer group, appropriate composite benchmark and general market index. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Growth Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Lipper Global Multi-Cap Core Funds Index and the Growth Allocation Composite over the twelve-month reporting period. The Class A Shares at NAV slightly underperformed the S&P 500 Index.

Nuveen Investments	3

The Growth Allocation Fund’s policy allocation as of June 30, 2010, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	27%
International Equity	41%
Global Resources	3%
U.S. Public Real Estate	5%
Domestic Fixed Income	4%
Domestic High Yield	12%
Treasury Inflation-Protected Securities (TIPS)	4%
Short Duration & Cash	4%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk typically will have a large performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a negative return, primarily because the last three months of the period saw materially negative absolute returns across most equity-oriented capital market segments.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and in various exchange-traded funds to gain exposure to the international equity asset class. The return impact from investment style risk was slightly positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage this active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated positive incremental returns relative to their benchmarks. Manager performance within the global natural resources asset class, which consists of one mutual fund manager, generated the greatest level of outperformance. Strong manager performance was also realized in the international equity and domestic equity asset classes.

Allocation tactics risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period, the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Nuveen Moderate Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index, the Moderate Allocation Composite and the S&P 500 Index during the twelve-month reporting period.

4	Nuveen Investments

The Moderate Allocation Fund’s policy allocation as of June 30, 2010, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	24%
International Equity	28%
Global Resources	2%
U.S. Public Real Estate	3%
Domestic Fixed Income	7%
Domestic High Yield	16%
Treasury Inflation-Protected Securities (TIPS)	13%
Short Duration & Cash	7%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have a large performance impact on the Fund. During the reporting period, our asset class allocations produced a negative return, primarily because the last three months of the period saw materially negative absolute returns across most equity-oriented capital market segments.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and various exchange traded funds to gain exposure to the international equity class. The return impact from investment style risk was slightly positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmark. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming, in aggregate, their asset class target. During the reporting period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager performance within the global natural resources asset class, which consists of one mutual fund manager, generated the greatest level of outperformance. Strong manager performance was also realized in the international equity and domestic equity asset classes.

Allocation tactics risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to daily cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Nuveen Investments	5

Nuveen Conservative Allocation Fund

The Fund’s Class A shares at net asset value outperformed the Conservative Allocation Composite during the twelve-month reporting period, but underperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the S&P 500 Index.

The Conservative Allocation Fund’s policy allocation as of June 30, 2010, is presented in the accompanying table:

Asset Class	Asset Class Policy Weight
Domestic Equity	16%
International Equity	14%
Global Resources	3%
U.S. Public Real Estate	3%
Domestic Fixed Income	18%
Domestic High Yield	12%
Treasury Inflation-Protected Securities (TIPS)	14%
Short Duration & Cash	20%
Total	100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Investment Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have a large performance impact on the Fund. For the twelve-month reporting period, our asset class allocations produced a negative return, primarily because the last three months of the period saw materially negative absolute returns across most equity-oriented capital market segments.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund to gain exposure to the domestic equity asset class and various exchange traded funds to gain exposure to the international equity class. The return impact from investment style risk was positive within international equity and negligible elsewhere during the reporting period.

Active management risk consists of the performance differential between an investment manager’s actual performance and the performance of the respective benchmarks. NIS seeks to manage active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. During the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager performance within the global natural resources asset class, which consists of one mutual fund manager, generated the greatest level of outperformance. Strong manager performance was also realized in the international equity and domestic equity asset classes.

Allocation tactics risk involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets as well as to cash flows into and out of the Fund. During the reporting period the performance impact due to allocation tactics has had a small, positive impact on total Fund performance.

6	Nuveen Investments

1	Since inception return for the Nuveen Growth Allocation Fund is from 12/09/04; index and composite returns are from 12/31/04. Since inception returns for the Nuveen Moderate Allocation and Nuveen Conservative Allocation Funds are from 8/7/96; index and composite returns are form 8/31/96.

2	The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

4	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed Asset Target Allocation Moderate Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

7	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

Class A Shares – Average Annual Total Returns

As of 6/30/2010

	Average Annual
	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen Growth Allocation Fund
A Shares at NAV	13.56%	3.00%	N/A	3.34%
A Shares at Offer	7.03%	1.79%	N/A	2.25%
Lipper Global Multi-Cap Core Funds Index[2]	11.54%	1.48%	N/A	1.54%
Growth Allocation Composite[3]	13.01%	0.82%	N/A	0.73%
S&P 500 Index[4]	14.43%	-0.79%	N/A	-0.87%
Nuveen Moderate Allocation Fund
A Shares at NAV	14.49%	3.21%	3.80%	6.01%
A Shares at Offer	7.93%	2.00%	3.18%	5.56%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[5]	12.92%	1.56%	2.72%	5.48%
Moderate Allocation Composite[6]	12.17%	2.10%	1.98%	5.99%
S&P 500 Index[4]	14.43%	-0.79%	-1.59%	5.20%
Nuveen Conservative Allocation Fund
A Shares at NAV	12.93%	3.02%	2.94%	4.70%
A Shares at Offer	6.46%	1.81%	2.33%	4.25%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[7]	13.79%	3.87%	3.70%	5.54%
Conservative Allocation Composite[8]	11.22%	3.29%	3.50%	6.24%
S&P 500 Index[4]	14.43%	-0.79%	-1.59%	5.20%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 6 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	7

Nuveen Growth Allocation Fund

Growth of an Assumed $10,000 Investment

Nuveen Moderate Allocation Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. Growth Allocation Fund returns are from 12/09/04; index and composite returns are from 12/31/04. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index or composite. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

8	Nuveen Investments

Nuveen Conservative Allocation Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Conservative Allocation Fund compared with the corresponding indexes. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index or composite. The Nuveen Conservative Allocation Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	9

Fund Spotlight as of 6/30/10 Nuveen Growth Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
NAV	$19.66	$19.34	$19.35	$19.73	$19.69
Latest Ordinary Income Distribution[1]	$0.4521	$0.3131	$0.3134	$0.4090	$0.4976
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	13.56%	7.03%
5-Year	3.00%	1.79%
Since Inception	3.34%	2.25%

B Shares	w/o CDSC	w/CDSC
1-Year	12.72%	8.72%
5-Year	2.23%	2.06%
Since Inception	2.57%	2.42%

C Shares	NAV
1-Year	12.65%
5-Year	2.24%
Since Inception	2.58%

R3 Shares	NAV
1-Year	13.27%
5-Year	2.75%
Since Inception	3.09%

I Shares	NAV
1-Year	13.78%
5-Year	3.26%
Since Inception	3.60%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$8,341
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.05%	1.29%
Class B	3.89%	2.04%
Class C	3.83%	2.04%
Class R3	3.66%	1.54%
Class I	2.90%	1.04%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

10	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Growth Allocation Fund

Holding	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	4.6%
Nuveen Santa Barbara Growth Fund (Class I)	1.7%
Nuveen Symphony Large-Cap Growth Fund (Class I)	6.0%
Nuveen Tradewinds Global Resources Fund (Class I)	3.0%
Nuveen Tradewinds International Value Fund (Class I)	13.2%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.9%
Nuveen U.S. Equity Completeness Fund	7.7%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.6%
Total Affiliated Equity Funds	42.7%

iShares Dow Jones U.S. Real Estate Index Fund	4.9%
iShares MSCI EAFE Growth Index Fund	12.5%
iShares MSCI Emerging Markets Index Fund	14.6%
Total Non-Affiliated Equity Funds	32.0%
Total Equity Funds	74.7%

Nuveen High Yield Bond Fund (Class I)	12.4%
Nuveen Multi-Strategy Core Bond Fund (Class I)	4.2%
Nuveen Short Duration Bond Fund (Class I)	2.0%
Total Affiliated Fixed Income Funds	18.6%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	4.3%
Total Non-Affiliated Fixed Income Funds	4.3%
Total Fixed Income Funds	22.9%
Total Short-Term Investments	2.4%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/10
Nuveen NWQ Large-Cap Value Fund (Class I)	16.13%
Nuveen Santa Barbara Growth Fund (Class I)	10.93%
Nuveen Symphony Large-Cap Growth Fund (Class I)	20.26%
Nuveen Tradewinds Global Resources Fund (Class I)	20.30%
Nuveen Tradewinds International Value Fund (Class I)	4.77%
Nuveen Tradewinds Value Opportunities Fund (Class I)	23.48%
Nuveen U.S. Equity Completeness Fund	13.25%
Nuveen Winslow Large-Cap Growth Fund (Class I)	10.33%

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	50.80%
iShares MSCI EAFE Growth Index Fund	8.40%
iShares MSCI Emerging Markets Index Fund	19.11%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	24.27%
Nuveen Multi-Strategy Core Bond Fund (Class I)	11.23%
Nuveen Short Duration Bond Fund (Class I)	5.40%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	9.36%

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$952.10	$948.50	$948.10	$950.80	$952.60	$1,021.57	$1,017.85	$1,017.85	$1,020.33	$1,022.81
Expenses Incurred During Period	$3.15	$6.76	$6.76	$4.35	$1.94	$3.26	$7.00	$7.00	$4.51	$2.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.40%, 1.40%, 0.90% and 0.40% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	11

Fund Spotlight as of 6/30/10 Nuveen Moderate Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
NAV	$21.08	$21.07	$21.10	$21.08	$21.08
Latest Ordinary Income Distribution[1]	$0.5761	$0.4336	$0.4342	$0.5288	$0.6235
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	14.49%	7.93%
5-Year	3.21%	2.00%
10-Year	3.80%	3.18%

B Shares	w/o CDSC	w/CDSC
1-Year	13.64%	9.64%
5-Year	2.44%	2.29%
10-Year	3.16%	3.16%

C Shares	NAV
1-Year	13.62%
5-Year	2.44%
10-Year	3.03%

R3 Shares	NAV
1-Year	14.19%
5-Year	2.94%
10-Year	3.54%

I Shares	NAV
1-Year	14.80%
5-Year	3.47%
10-Year	4.06%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$45,390
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.82%	1.14%
Class B	2.55%	1.89%
Class C	2.56%	1.89%
Class R3	2.17%	1.39%
Class I	1.56%	0.89%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

12	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Moderate Allocation Fund

Holding	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	4.2%
Nuveen Santa Barbara Growth Fund (Class I)	1.5%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.8%
Nuveen Tradewinds Global Resources Fund (Class I)	2.0%
Nuveen Tradewinds International Value Fund (Class I)	8.5%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.6%
Nuveen U.S. Equity Completeness Fund	7.2%
Nuveen Winslow Large-Cap Growth Fund (Class I)	2.4%
Total Affiliated Equity Funds	35.2%

iShares Dow Jones U.S. Real Estate Index Fund	3.1%
iShares MSCI EAFE Growth Index Fund	8.0%
iShares MSCI Emerging Markets Index Fund	10.9%
Total Non-Affiliated Equity Funds	22.0%
Total Equity Funds	57.2%

Nuveen High Yield Bond Fund (Class I)	15.6%
Nuveen Multi-Strategy Core Bond Fund (Class I)	7.4%
Nuveen Short Duration Bond Fund (Class I)	5.9%
Total Affiliated Fixed Income Funds	28.9%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	12.7%
Total Non-Affiliated Fixed Income Funds	12.7%
Total Fixed Income Funds	41.6%
Total Short-Term Investments	1.2%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/10
Nuveen NWQ Large-Cap Value Fund (Class I)	16.13%
Nuveen Santa Barbara Growth Fund (Class I)	10.93%
Nuveen Symphony Large-Cap Growth Fund (Class I)	20.26%
Nuveen Tradewinds Global Resources Fund (Class I)	20.30%
Nuveen Tradewinds International Value Fund (Class I)	4.77%
Nuveen Tradewinds Value Opportunities Fund (Class I)	23.48%
Nuveen U.S. Equity Completeness Fund	13.25%
Nuveen Winslow Large-Cap Growth Fund (Class I)	10.33%

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	50.80%
iShares MSCI EAFE Growth Index Fund	8.40%
iShares MSCI Emerging Markets Index Fund	19.11%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	24.27%
Nuveen Multi-Strategy Core Bond Fund (Class I)	11.23%
Nuveen Short Duration Bond Fund (Class I)	5.40%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	9.36%

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$974.60	$971.00	$971.00	$973.20	$975.90	$1,022.12	$1,018.40	$1,018.40	$1,020.88	$1,023.36
Expenses Incurred During Period	$2.64	$6.30	$6.30	$3.87	$1.42	$2.71	$6.46	$6.46	$3.96	$1.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.54%, 1.29%, 1.29%, 0.79% and 0.29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 6/30/10 Nuveen Conservative Allocation Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
NAV	$22.07	$23.67	$23.64	$21.49	$21.48
Latest Ordinary Income Distribution[1]	$0.7932	$0.6874	$0.6865	$0.7229	$0.8211
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	12.93%	6.46%
5-Year	3.02%	1.81%
10-Year	2.94%	2.33%

B Shares	w/o CDSC	w/CDSC
1-Year	12.11%	8.11%
5-Year	2.26%	2.08%
10-Year	2.32%	2.32%

C Shares	NAV
1-Year	12.12%
5-Year	2.25%
10-Year	2.18%

R3 Shares	NAV
1-Year	12.67%
5-Year	2.77%
10-Year	2.69%

I Shares	NAV
1-Year	13.24%
5-Year	3.29%
10-Year	3.21%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$45,425
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.62%	1.21%
Class B	2.35%	1.96%
Class C	2.39%	1.96%
Class R3	1.94%	1.46%
Class I	1.33%	0.96%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, including the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Theses expense ratios will vary from the expense ratios included in the Financial Highlights of this report, as they exclude the expenses of the Underlying Funds. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Conservative Allocation Fund

Holding	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	2.7%
Nuveen Santa Barbara Growth Fund (Class I)	1.0%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.7%
Nuveen Tradewinds Global Resources Fund (Class I)	2.8%
Nuveen Tradewinds International Value Fund (Class I)	4.3%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.3%
Nuveen U.S. Equity Completeness Fund	4.7%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.6%
Total Affiliated Equity Funds	23.1%

iShares Dow Jones U.S. Real Estate Index Fund	2.9%
iShares MSCI EAFE Growth Index Fund	4.0%
iShares MSCI Emerging Markets Index Fund	5.5%
Total Non-Affiliated Equity Funds	12.4%
Total Equity Funds	35.5%

Nuveen High Yield Bond Fund (Class I)	12.3%
Nuveen Multi-Strategy Core Bond Fund (Class I)	17.9%
Nuveen Short Duration Bond Fund (Class I)	17.3%
Total Affiliated Fixed Income Funds	47.5%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	14.6%
Total Non-Affiliated Fixed Income Funds	14.6%
Total Fixed Income Funds	62.1%
Total Short-Term Investments	2.4%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/10
Nuveen NWQ Large-Cap Value Fund (Class I)	16.13%
Nuveen Santa Barbara Growth Fund (Class I)	10.93%
Nuveen Symphony Large-Cap Growth Fund (Class I)	20.26%
Nuveen Tradewinds Global Resources Fund (Class I)	20.30%
Nuveen Tradewinds International Value Fund (Class I)	4.77%
Nuveen Tradewinds Value Opportunities Fund (Class I)	23.48%
Nuveen U.S. Equity Completeness Fund	13.25%
Nuveen Winslow Large-Cap Growth Fund (Class I)	10.33%

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	50.80%
iShares MSCI EAFE Growth Index Fund	8.40%
iShares MSCI Emerging Markets Index Fund	19.11%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	24.27%
Nuveen Multi-Strategy Core Bond Fund (Class I)	11.23%
Nuveen Short Duration Bond Fund (Class I)	5.40%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	9.36%

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$995.50	$992.00	$992.00	$994.40	$997.20	$1,021.72	$1,018.00	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.07	$6.77	$6.77	$4.30	$1.83	$3.11	$6.85	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Growth Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Conservative Allocation (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 25, 2010

16	Nuveen Investments

Portfolio of Investments

Nuveen Growth Allocation Fund

June 30, 2010

Shares	Description (1)			Value

	EQUITY FUNDS – 74.9%

	Affiliated Equity Funds – 42.8%

26,019	Nuveen NWQ Large-Cap Value Fund (Class I)			$383,782

8,432	Nuveen Santa Barbara Growth Fund (Class I)			137,698

27,008	Nuveen Symphony Large-Cap Growth Fund (Class I)			500,188

12,742	Nuveen Tradewinds Global Resources Fund (Class I)			252,038

49,804	Nuveen Tradewinds International Value Fund (Class I)			1,100,669

11,044	Nuveen Tradewinds Value Opportunities Fund (Class I)			329,888

40,737	Nuveen U.S. Equity Completeness Fund, (2)			642,825

9,465	Nuveen Winslow Large-Cap Growth Fund (Class I)			221,190
	Total Affiliated Equity Funds (cost $4,021,651)			3,568,278
	Non-Affiliated Equity Funds – 32.1%

8,585	iShares Dow Jones U.S. Real Estate Index Fund			405,298

21,785	iShares MSCI EAFE Growth Index Fund			1,047,205

32,780	iShares MSCI Emerging Markets Index Fund			1,223,349
	Total Non-Affiliated Equity Funds (cost $2,626,044)			2,675,852
	Total Equity Funds (cost $6,647,695)			6,244,130
	FIXED INCOME FUNDS – 22.9%

	Affiliated Fixed Income Funds – 18.7%

62,942	Nuveen High Yield Bond Fund (Class I)			1,039,804

16,715	Nuveen Multi-Strategy Core Bond Fund (Class I)			347,001

8,730	Nuveen Short Duration Bond Fund (Class I)			170,582
	Total Affiliated Fixed Income Funds (cost $1,315,087)			1,557,387
	Non-Affiliated Fixed Income Funds – 4.2%

3,320	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			354,941
	Total Non-Affiliated Fixed Income Funds (cost $341,405)			354,941
	Total Fixed Income Funds (cost $1,656,492)			1,912,328

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$200	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $200,099, collateralized by $205,000 U.S. Treasury Notes, 2.500%, due 6/30/17, value $204,231	0.000%	7/01/10	$200,099
	Total Short-Term Investments (cost $200,099)			200,099
	Total Investments (cost $8,504,286) – 100.2%			8,356,557
	Other Assets Less Liabilities – (0.2)%			(15,311)
	Net Assets – 100%			$8,341,246

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	17

Portfolio of Investments

Nuveen Moderate Allocation Fund

June 30, 2010

Shares	Description (1)			Value

	EQUITY FUNDS – 56.1%

	Affiliated Equity Funds – 34.6%

125,959	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,857,902

40,140	Nuveen Santa Barbara Growth Fund (Class I)			655,478

138,809	Nuveen Symphony Large-Cap Growth Fund (Class I)			2,570,736

46,099	Nuveen Tradewinds Global Resources Fund (Class I)			911,831

172,341	Nuveen Tradewinds International Value Fund (Class I)			3,808,734

54,386	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,624,498

203,913	Nuveen U.S. Equity Completeness Fund, (2)			3,217,749

44,861	Nuveen Winslow Large-Cap Growth Fund (Class I)			1,048,403
	Total Affiliated Equity Funds (cost $17,109,100)			15,695,331
	Non-Affiliated Equity Funds – 21.5%

28,750	iShares Dow Jones U.S. Real Estate Index Fund			1,357,288

74,365	iShares MSCI EAFE Growth Index Fund			3,574,726

130,005	iShares MSCI Emerging Markets Index Fund			4,851,787
	Total Non-Affiliated Equity Funds (cost $8,620,311)			9,783,801
	Total Equity Funds (cost $25,729,411)			25,479,132
	FIXED INCOME FUNDS – 40.9%

	Affiliated Fixed Income Funds – 28.4%

420,243	Nuveen High Yield Bond Fund (Class I)			6,942,411

159,488	Nuveen Multi-Strategy Core Bond Fund (Class I)			3,310,964

134,839	Nuveen Short Duration Bond Fund (Class I)			2,634,759
	Total Affiliated Fixed Income Funds (cost $11,728,584)			12,888,134
	Non-Affiliated Fixed Income Funds – 12.5%

52,965	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			5,662,488
	Total Non-Affiliated Fixed Income Funds (cost $5,515,383)			5,662,488
	Total Fixed Income Funds (cost $17,243,967)			18,550,622

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%

$553	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $552,846, collateralized by $540,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $564,975	0.000%	7/01/10	$552,846
	Total Short-Term Investments (cost $552,846)			552,846
	Total Investments (cost $43,526,224) – 98.2%			44,582,600
	Other Assets Less Liabilities – 1.8%			807,599
	Net Assets – 100%			$45,390,199

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

18	Nuveen Investments

Portfolio of Investments

Nuveen Conservative Allocation Fund

June 30, 2010

Shares	Description (1)			Value

	EQUITY FUNDS – 35.5%

	Affiliated Equity Funds – 23.1%

82,760	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,220,709

27,154	Nuveen Santa Barbara Growth Fund (Class I)			443,424

91,852	Nuveen Symphony Large-Cap Growth Fund (Class I)			1,701,098

64,397	Nuveen Tradewinds Global Resources Fund (Class I)			1,273,763

87,865	Nuveen Tradewinds International Value Fund (Class I)			1,941,811

35,558	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,062,118

135,445	Nuveen U.S. Equity Completeness Fund, (2)			2,137,316

30,309	Nuveen Winslow Large-Cap Growth Fund (Class I)			708,331
	Total Affiliated Equity Funds (cost $11,158,257)			10,488,570
	Non-Affiliated Equity Funds – 12.4%

28,275	iShares Dow Jones U.S. Real Estate Index Fund			1,334,863

38,060	iShares MSCI EAFE Growth Index Fund			1,829,544

66,340	iShares MSCI Emerging Markets Index Fund			2,475,809
	Total Non-Affiliated Equity Funds (cost $5,142,749)			5,640,216
	Total Equity Funds (cost $16,301,006)			16,128,786
	FIXED INCOME FUNDS – 62.1%

	Affiliated Fixed Income Funds – 47.5%

338,094	Nuveen High Yield Bond Fund (Class I)			5,585,316

391,407	Nuveen Multi-Strategy Core Bond Fund (Class I)			8,125,612

403,414	Nuveen Short Duration Bond Fund (Class I)			7,882,708
	Total Affiliated Fixed Income Funds (cost $20,383,502)			21,593,636
	Non-Affiliated Fixed Income Funds – 14.6%

62,020	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			6,630,558
	Total Non-Affiliated Fixed Income Funds (cost $6,548,171)			6,630,558
	Total Fixed Income Funds (cost $26,931,673)			28,224,194

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$1,068	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $1,068,163, collateralized by $1,045,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $1,093,331	0.000%	7/01/10	$1,068,163
	Total Short-Term Investments (cost $1,068,163)			1,068,163
	Total Investments (cost $44,300,842) – 100.0%			45,421,143
	Other Assets Less Liabilities – 0.0%			4,333
	Net Assets – 100%			$45,425,476

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Nuveen U.S. Equity Completeness Fund categorized as Level 2, as it is not publicly available to shareholders and may only be purchased by the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund. See Notes to Financial Statements, Footnote 1– General Information and Significant Accounting Policies, Investment Valuation for more information.

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Assets and Liabilities

June 30, 2010

	Growth Allocation		Moderate Allocation		Conservative Allocation
Assets
Affiliated investments, at value (cost $5,336,738, $28,837,684 and $31,541,759, respectively)		$5,125,665		$28,583,465		$32,082,206
Non-affiliated investments, at value (cost $3,167,548, $14,688,540 and $12,759,083, respectively)		3,230,892		15,999,135		13,338,937
Receivables:
Dividends		9,839		75,907		104,990
From Adviser		22,427		5,886		—
Investments sold		—		575,505		—
Reclaims		834		6,058		5,489
Shares sold		5,801		251,280		51,625
Other assets		11		11,998		20,592
Total assets		8,395,469		45,509,234		45,603,839
Liabilities
Payable for shares redeemed		764		7,302		63,727
Accrued expenses:
Management fees		—		—		3,381
12b-1 distribution and service fees		3,355		12,721		14,889
Other		50,104		99,012		96,366
Total liabilities		54,223		119,035		178,363
Net assets		$8,341,246		$45,390,199		$45,425,476
Class A Shares
Net assets		$1,477,516		$25,189,584		$34,943,439
Shares outstanding		75,171		1,194,959		1,583,005
Net asset value per share		$19.66		$21.08		$22.07
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)		$20.86		$22.37		$23.42
Class B Shares
Net assets		$411,308		$2,421,228		$1,030,776
Shares outstanding		21,272		114,900		43,552
Net asset value and offering price per share		$19.34		$21.07		$23.67
Class C Shares
Net assets		$3,095,163		$6,354,009		$8,034,140
Shares outstanding		159,917		301,134		339,875
Net asset value and offering price per share		$19.35		$21.10		$23.64
Class R3 Shares
Net assets		$132,931		$142,465		$145,461
Shares outstanding		6,738		6,757		6,769
Net asset value and offering price per share		$19.73		$21.08		$21.49
Class I Shares
Net assets		$3,224,328		$11,282,913		$1,271,660
Shares outstanding		163,725		535,224		59,209
Net asset value and offering price per share		$19.69		$21.08		$21.48
Net Assets Consist of:
Capital paid-in		$10,747,444		$48,389,993		$48,153,629
Undistributed (Over-distribution of) net investment income		156,003		628,884		1,382,075
Accumulated net realized gain (loss)		(2,414,228)		(4,685,054)		(5,230,529)
Net unrealized appreciation (depreciation)		(147,973)		1,056,376		1,120,301
Net assets		$8,341,246		$45,390,199		$45,425,476
Authorized shares Par value per share	$	Unlimited 0.01	$	Unlimited 0.01	$	Unlimited 0.01

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of Operations

Year Ended June 30, 2010

	Growth Allocation	Moderate Allocation	Conservative Allocation
Investment Income
Dividends from affiliated investments	$178,266	$1,023,596	$1,406,407
Dividends from non-affiliated investments and interest	76,644	366,346	339,563
Total investment income	254,910	1,389,942	1,745,970
Expenses
Management fees	14,170	65,956	70,507
12b-1 service fees – Class A	4,726	62,886	92,320
12b-1 distribution and service fees – Class B	4,452	28,637	14,093
12b-1 distribution and service fees – Class C	36,349	57,808	76,749
12b-1 distribution and service fees – Class R3	679	723	731
Shareholders’ servicing agent fees and expenses	18,812	59,556	46,338
Custodian’s fees and expenses	5,070	10,765	11,878
Trustees’ fees and expenses	85	360	290
Professional fees	20,764	20,676	30,406
Shareholders’ reports – printing and mailing expenses	14,279	41,756	34,308
Federal and state registration fees	50,413	50,616	47,690
Other expenses	3,132	4,160	4,371
Total expenses before expense reimbursement	172,931	403,899	429,681
Expense reimbursement	(88,945)	(126,332)	(71,998)
Net expenses	83,986	277,567	357,683
Net investment income	170,924	1,112,375	1,388,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(136,323)	(151,442)	(155,578)
Non-affiliated investments	(90,215)	(278,316)	(372,301)
Total net realized gain (loss)	(226,538)	(429,758)	(527,879)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	793,973	2,593,307	2,771,389
Non-affiliated investments	467,777	1,735,770	1,933,531
Total change in net unrealized appreciation (depreciation)	1,261,750	4,329,077	4,704,920
Net realized and unrealized gain (loss)	1,035,212	3,899,319	4,177,041
Net increase (decrease) in net assets from operations	$1,206,136	$5,011,694	$5,565,328

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Changes in Net Assets

	Growth Allocation (1)
	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income	$170,924	$264,049
Total net realized gain (loss)	(226,538)	(2,207,748)
Total change in net unrealized appreciation (depreciation)	1,261,750	(978,231)
Net increase (decrease) in net assets from operations	1,206,136	(2,921,930)
Distributions to Shareholders
From net investment income:
Class A	(41,424)	(6,103)
Class B	(6,798)	—
Class C	(58,777)	—
Class R3	(2,707)	(9)
Class I	(95,767)	(20,152)
From accumulated net realized gains:
Class A	—	(115,060)
Class B	—	(26,345)
Class C	—	(245,868)
Class R3	—	(7,527)
Class I	—	(199,754)
Decrease in net assets from distributions to shareholders	(205,473)	(620,818)
Fund Share Transactions
Proceeds from sale of shares	1,875,121	1,315,813
Proceeds from shares issued to shareholders due to reinvestment of distributions	124,234	387,345
	1,999,355	1,703,158
Cost of shares redeemed	(3,296,958)	(4,019,656)
Net increase (decrease) in net assets from Fund share transactions	(1,297,603)	(2,316,498)
Net increase (decrease) in net assets	(296,940)	(5,859,246)
Net assets at the beginning of year	8,638,186	14,497,432
Net assets at the end of year	$8,341,246	$8,638,186
Undistributed (Over-distribution of) net investment income at the end of year	$156,003	$205,950

   (1) Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Changes in Net Assets

	Moderate Allocation (2)		Conservative Allocation (3)
	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income	$1,112,375	$1,355,811	$1,388,287	$2,015,879
Total net realized gain (loss)	(429,758)	(3,791,560)	(527,879)	(4,503,189)
Total change in net unrealized appreciation (depreciation)	4,329,077	(4,115,576)	4,704,920	(2,986,071)
Net increase (decrease) in net assets from operations	5,011,694	(6,551,325)	5,565,328	(5,473,381)
Distributions to Shareholders
From net investment income:
Class A	(672,528)	(416,933)	(1,297,304)	(698,165)
Class B	(55,689)	(38,487)	(41,526)	(25,577)
Class C	(112,259)	(53,396)	(221,070)	(66,243)
Class R3	(3,573)	(2,011)	(4,893)	(1,799)
Class I	(307,372)	(164,574)	(19,969)	(11,104)
From accumulated net realized gains:
Class A	—	(543,190)	—	(897,527)
Class B	—	(89,182)	—	(57,601)
Class C	—	(123,859)	—	(152,912)
Class R3	—	(3,117)	—	(3,253)
Class I	—	(187,599)	—	(13,800)
Decrease in net assets from distributions to shareholders	(1,151,421)	(1,622,348)	(1,584,762)	(1,927,981)
Fund Share Transactions
Proceeds from sale of shares	15,999,993	3,611,691	5,011,319	4,028,251
Proceeds from shares issued to shareholders due to reinvestment of distributions	821,617	1,247,934	1,184,288	1,411,246
	16,821,610	4,859,625	6,195,607	5,439,497
Cost of shares redeemed	(10,629,089)	(13,423,543)	(8,982,212)	(19,625,123)
Net increase (decrease) in net assets from Fund share transactions	6,192,521	(8,563,918)	(2,786,605)	(14,185,626)
Net increase (decrease) in net assets	10,052,794	(16,737,591)	1,193,961	(21,586,988)
Net assets at the beginning of year	35,337,405	52,074,996	44,231,515	65,818,503
Net assets at the end of year	$45,390,199	$35,337,405	$45,425,476	$44,231,515
Undistributed (Over-distribution of) net investment income at the end of year	$628,884	$696,819	$1,382,075	$1,585,855

   (2) Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.

   (3) Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), Nuveen Moderate Allocation Fund (“Moderate Allocation”) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Each Fund is a “fund of funds” that primarily invests in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (collectively, the “Underlying Funds”). Each Fund’s assets are allocated among broad asset classes through investment in a combination of the Underlying Funds. The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund will have a strategic allocation between equity and fixed income investments that correlates with its risk profile. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds. NIS will adjust portfolio allocations from time to time consistent with each Fund’s risk profile in its effort to produce performance consistent with its investment objective. Each Fund primarily invests in Underlying Funds within the Nuveen family of funds.

Growth Allocation’s investment objective is to provide attractive long-term total return. The Fund pursues this objective with a growth risk profile.

Moderate Allocation’s investment objective is to provide attractive long-term total return with a moderate risk profile.

Conservative Allocation’s investment objective is to provide attractive long-term total return with a conservative risk profile.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

The affiliated Underlying Funds in which the Funds invest are valued at their respective net asset values and securities and other assets for which market quotations are available, including non-affiliated Exchange Traded Funds (“ETFs”) in which the Funds invests, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

24	Nuveen Investments

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	25

Notes to Financial Statements (continued)

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2010:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds*	$5,601,305	$642,825	$—	$6,244,130
Fixed Income Funds	1,912,328	—	—	1,912,328
Short-Term Investments	200,099	—	—	200,099
Total	$7,713,732	$642,825	$—	$8,356,557
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds*	$22,261,383	$3,217,749	$—	$25,479,132
Fixed Income Funds	18,550,622	—	—	18,550,622
Short-Term Investments	552,846	—	—	552,846
Total	$41,364,851	$3,217,749	$—	$44,582,600
Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds*	$13,991,470	$2,137,316	$—	$16,128,786
Fixed Income Funds	28,224,194	—	—	28,224,194
Short-Term Investments	1,068,163	—	—	1,068,163
Total	$43,283,827	$2,137,316	$—	$45,421,143

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Equity Funds classified as Level 2.

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,451	$254,499	22,684	$381,631
Class A – automatic conversion of Class B Shares	1,414	27,920	2,327	52,210
Class B	499	10,072	1,035	18,994
Class C	13,567	273,199	23,026	376,709
Class R3	119	2,510	6,619	149,998
Class I	63,274	1,306,921	18,761	336,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,616	33,497	6,667	100,070
Class B	286	5,851	1,542	22,743
Class C	1,954	40,044	11,463	169,194
Class R3	—	—	—	—
Class I	2,161	44,842	6,314	95,338
	97,341	1,999,355	100,438	1,703,158
Shares redeemed:
Class A	(48,956)	(992,985)	(68,059)	(1,241,023)
Class B	(3,013)	(60,608)	(2,995)	(54,166)
Class B – automatic conversion to Class A Shares	(1,437)	(27,920)	(2,353)	(52,210)
Class C	(48,532)	(990,208)	(99,980)	(1,749,840)
Class R3	—	—	—	—
Class I	(59,727)	(1,225,237)	(53,072)	(922,417)
	(161,665)	(3,296,958)	(226,459)	(4,019,656)
Net increase (decrease)	(64,324)	$(1,297,603)	(126,021)	$(2,316,498)

26	Nuveen Investments

	Moderate Allocation
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	320,824	$6,838,312	102,436	$1,834,279
Class A – automatic conversion of Class B Shares	16,654	349,383	29,602	582,726
Class B	5,172	111,052	13,050	243,195
Class C	102,608	2,234,838	19,715	372,822
Class R3	—	—	6,757	150,000
Class I	294,986	6,466,408	23,941	428,669
Shares issued to shareholders due to reinvestment of distributions:
Class A	24,846	539,393	44,517	738,267
Class B	1,900	41,374	5,358	88,276
Class C	2,149	46,866	4,762	78,400
Class R3	—	—	—	—
Class I	8,948	193,984	20,652	342,991
	778,087	16,821,610	270,790	4,859,625
Shares redeemed:
Class A	(285,652)	(6,155,361)	(383,365)	(6,991,944)
Class B	(36,986)	(790,891)	(75,050)	(1,375,894)
Class B – automatic conversion to Class A Shares	(16,668)	(349,383)	(29,582)	(582,726)
Class C	(51,008)	(1,094,056)	(101,891)	(1,868,363)
Class R3	—	—	—	—
Class I	(103,972)	(2,239,398)	(141,726)	(2,604,616)
	(494,286)	(10,629,089)	(731,614)	(13,423,543)
Net increase (decrease)	283,801	$6,192,521	(460,824)	$(8,563,918)

	Conservative Allocation
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	64,709	$1,429,477	79,504	$1,516,830
Class A – automatic conversion of Class B Shares	12,695	277,918	42,217	823,945
Class B	3,707	88,335	14,022	303,204
Class C	77,397	1,845,358	59,012	1,193,915
Class R3	—	—	6,769	149,999
Class I	62,604	1,370,231	2,168	40,358
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,904	976,421	65,040	1,198,430
Class B	1,297	31,032	2,454	48,167
Class C	6,737	161,004	7,544	147,431
Class R3	—	—	—	—
Class I	734	15,831	960	17,218
	273,784	6,195,607	279,690	5,439,497
Shares redeemed:
Class A	(279,645)	(6,196,925)	(756,055)	(15,105,375)
Class B	(29,273)	(695,626)	(39,958)	(853,943)
Class B – automatic conversion to Class A Shares	(11,842)	(277,918)	(39,336)	(823,945)
Class C	(50,787)	(1,205,324)	(95,838)	(1,982,801)
Class R3	—	—	—	—
Class I	(28,076)	(606,419)	(40,361)	(859,059)
	(399,623)	(8,982,212)	(971,548)	(19,625,123)
Net increase (decrease)	(125,839)	$(2,786,605)	(691,858)	$(14,185,626)

Nuveen Investments	27

Notes to Financial Statements (continued)

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended June 30, 2010, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$1,127,000	$7,165,000	$3,686,000
Non-affiliated investments	697,584	4,406,358	2,660,661

Sales and maturities:
Affiliated investments	1,957,000	4,040,000	6,912,000
Non-affiliated investments	1,035,372	1,558,549	2,422,197

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$8,676,123	$44,601,484	$44,560,049
Gross unrealized:
Appreciation	$725,066	$3,110,263	$3,009,598
Depreciation	(1,044,632)	(3,129,147)	(2,148,504)
Net unrealized appreciation (depreciation) of investments	$(319,566)	$(18,884)	$861,094

Permanent differences, primarily due to investments in other regulated investment companies and reclassification of litigation settlements, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ tax year-end, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Capital paid-in	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(15,398)	(28,889)	(7,305)
Accumulated net realized gain (loss)	15,398	28,889	7,305

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$156,003	$628,884	$1,382,075
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$—
Distributions from net ordinary income*	205,473	1,151,421	1,584,762
Distributions from net long-term capital gains	—	—	—

2009	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$218,845
Distributions from net ordinary income*	194,562	990,267	700,213
Distributions from net long-term capital gains	426,256	946,947	1,126,739
*	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

28	Nuveen Investments

At June 30, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2017	$993,554	$165,573	$1,329,027
June 30, 2018	1,140,368	3,307,885	3,632,756
Total	$2,133,922	$3,473,458	$4,961,783

The Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Post-October capital losses	$108,469	$136,334	$9,537

6. Management Fees and Other Transactions with Affiliates

The management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NIS under which NIS manages the investment portfolios of the Funds. NIS is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Growth Allocation	.40%	October 31, 2011	.84%
Moderate Allocation	.29	October 31, 2011	N/A
Conservative Allocation	.37	October 31, 2011	N/A

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected (Unaudited)	$1,721	$78,175	$38,794
Paid to financial intermediaries (Unaudited)	1,489	68,904	33,893

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances (Unaudited)	$1,116	$21,451	$14,727

Nuveen Investments	29

Notes to Financial Statements (continued)

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained (Unaudited)	$4,905	$31,058	$21,508

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2010, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained (Unaudited)	$1,454	$3,615	$4,232

7. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

30	Nuveen Investments

Financial Highlights

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2010	$17.69	$.40	$2.02	$2.42	$(.45)	$—	$(.45)	$19.66	13.56%
2009	23.58	.49	(5.18)	(4.69)	(.06)	(1.14)	(1.20)	17.69	(19.00)
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81
Class B (12/04)
2010	17.42	.25	1.98	2.23	(.31)	—	(.31)	19.34	12.72
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94
Class C (12/04)
2010	17.44	.25	1.97	2.22	(.31)	—	(.31)	19.35	12.65
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99
Class R3 (8/08)
2010	17.76	.36	2.02	2.38	(.41)	—	(.41)	19.73	13.27
2009(f)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(e)
2010	17.72	.48	1.99	2.47	(.50)	—	(.50)	19.69	13.78
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15

32	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income (Loss)	Expenses(d)		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$1,478	1.58%		1.04%	.65%		1.97%	20%
1,922	2.52		1.01	.79		2.74	173
3,420	2.04		(.07)	1.69		.28	34
6,888	1.82		.52	1.68		.66	31
4,128	2.32		.43	1.69		1.06	21

411	2.34		.32	1.40		1.26	20
434	3.35		.52	1.52		2.34	173
647	2.79		(.79)	2.44		(.44)	34
752	2.54		(.19)	2.44		(.09)	31
298	3.12		(.47)	2.44		.21	21

3,095	2.34		.33	1.40		1.27	20
3,364	3.30		.53	1.53		2.30	173
6,035	2.80		(.81)	2.45		(.46)	34
8,771	2.53		(.17)	2.44		(.07)	31
3,524	3.06		(.39)	2.44		.22	21

133	1.85		.84	.90		1.78	20
118	3.01	*	1.29 *	.90	*	3.39 *	173

3,224	1.35		1.43	.40		2.38	20
2,800	2.36		1.55	.52		3.39	173
4,396	1.76		.25	1.41		.60	34
4,868	1.58		.78	1.43		.93	31
3,261	2.09		.22	1.44		.88	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Global Value Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	33

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2010	$18.90	$.56	$2.20	$2.76	$(.58)	$—	$(.58)	$21.08	14.49%
2009	22.35	.67	(3.32)	(2.65)	(.34)	(.46)	(.80)	18.90	(11.28)
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 **
Class B (8/96)
2010	18.91	.39	2.20	2.59	(.43)	—	(.43)	21.07	13.64
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 **
Class C (8/96)
2010	18.94	.40	2.19	2.59	(.43)	—	(.43)	21.10	13.62
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 **
Class R3 (8/08)
2010	18.91	.51	2.19	2.70	(.53)	—	(.53)	21.08	14.19
2009(f)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(e)
2010	18.89	.63	2.18	2.81	(.62)	—	(.62)	21.08	14.80
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 **

34	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$25,190.83%			2.32%		.54%		2.61%		13%
21,136	1.29		2.97		.62		3.64		171
29,612	1.32		2.04		1.23		2.12		51
33,519	1.26		2.17		1.24		2.19		61
30,644	1.31		1.84		1.24		1.91		56

2,421	1.58		1.53		1.29		1.82		13
3,054	2.02		2.18		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		61
8,051	2.06		1.09		1.99		1.15		56

6,354	1.58		1.58		1.29		1.87		13
4,685	2.03		2.19		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		61
7,342	2.06		1.08		1.99		1.16		56

142	1.08		2.07		.79		2.36		13
128	1.57	*	2.84	*	.79	*	3.62	*	171

11,283.58			2.64		.29		2.93		13
6,334	1.02		3.19		.36		3.84		171
9,662	1.07		2.29		.98		2.38		51
10,690	1.01		2.42		.99		2.44		61
9,213	1.06		2.08		.99		2.15		56

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	During the year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2010	$20.24	$.69	$1.93	$2.62	$(.79)	$—	$(.79)	$22.07	12.93%
2009	22.84	.85	(2.60)	(1.75)	(.37)	(.48)	(.85)	20.24	(7.25)
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52
Class B (8/96)
2010	21.72	.55	2.09	2.64	(.69)	—	(.69)	23.67	12.11
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73
Class C (8/96)
2010	21.69	.56	2.08	2.64	(.69)	—	(.69)	23.64	12.12
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70
Class R3 (8/08)
2010	19.71	.62	1.88	2.50	(.72)	—	(.72)	21.49	12.67
2009(f)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(e)
2010	19.69	.72	1.89	2.61	(.82)	—	(.82)	21.48	13.24
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79

36	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses(d)		Net Invest- ment Income		Expenses(d)		Net Invest- ment Income		Portfolio Turnover Rate

$34,943.77%			2.94%		.62%		3.09%		14%
35,247	1.04		3.88		.63		4.28		166
52,785	1.28		2.53		1.23		2.58		37
61,577	1.22		2.64		1.22		2.64		37
58,064	1.26		2.51		1.24		2.53		44

1,031	1.53		2.16		1.37		2.32		14
1,730	1.77		3.22		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		37
5,916	1.98		1.87		1.98		1.87		37
10,700	2.00		1.75		1.99		1.76		44

8,034	1.52		2.22		1.37		2.37		14
6,649	1.81		3.21		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		37
9,363	1.97		1.90		1.97		1.90		37
7,992	2.01		1.76		1.99		1.77		44

145	1.02		2.71		.87		2.86		14
133	1.35	*	3.59	*	.87	*	4.08	*	166

1,272.50			3.20		.37		3.32		14
472.76			4.09		.39		4.46		166
1,361	1.03		2.78		.98		2.83		37
1,525.97			2.90		.97		2.90		37
1,171	1.01		2.77		.99		2.79		44

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•Total returns for the year ended June 30, 2008, and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total returns for the year ended June 30, 2009, include performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund would have generated as currently managed.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	The expense ratios subsequent to the year ended June 30, 2008, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

38	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	39

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

40	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Nuveen Investment Solutions, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent

42	Nuveen Investments

Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board also reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In addition, the Independent Board Members noted that the previous changes to the investment strategies of the Funds limit somewhat the usefulness of reviewing the Funds’ past performance beyond recent periods. Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Nuveen Moderate Allocation Fund generally demonstrated favorable performance in comparison to peers, performing in the first or second quartile over various periods. While the Nuveen Growth Allocation Fund lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three- and five-year periods. The performance of the Nuveen Conservative Allocation Fund over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized that the Funds were launched in their present fund-of-funds form in the summer of 2008. Prior to that time, each Fund’s investment strategy and structure were materially different. The Independent Board Members recognized that the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross management fees, net expense ratios (including indirect fees but net of reimbursements) and indirect fees of each Fund compared to such fee and expense information for a comparable set of unaffiliated fund-of-funds (the “Peer Universe”) and a subset thereof (the “Peer Group”). As a related matter, the Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds. It was noted that the gross management fees of Nuveen Conservative Allocation Fund were slightly higher than that of the averages of its Peer Group and Peer Universe and its net expense ratio was the same as the average for the Peer Universe and below that of the Peer Group; the gross management fees and net expense ratios of Nuveen Moderate Allocation Fund were below the averages of the Peer Group and Peer Universe; and the gross management fees of Nuveen Growth Allocation Fund were below the average of the Peer Group and above that of its Peer Universe and its net expense ratio was above the average of its Peer Universe and Peer Group (due in part to the small size of such Fund compared to peers). In addition, the Independent Board Members considered that many of the underlying funds may be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, NAM and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (continued)

offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. The Independent Board Members also recognized that NAM and the Sub-Adviser do not currently advise other fund-of-funds and, therefore, meaningful comparisons of fees for similar types of clients were not available. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedules, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures. In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and of a complex-wide fee arrangement was acceptable.

44	Nuveen Investments

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	45

Notes

46	Nuveen Investments

Notes

Nuveen Investments	47

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

48	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Allocation Fund	9.01%	49.39%
Nuveen Moderate Allocation Fund	12.07%	29.24%
Nuveen Conservative Allocation Fund	3.45%	11.79%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	49

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

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www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-ALLO-0610P

Mutual Funds

Nuveen Value Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2010

Nuveen Multi-Manager Large-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund	Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Small/Mid-Cap Value Fund	Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 17, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Multi-Manager Large-Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), HydePark Group, LLC, and Symphony Asset Management, LLC. HydePark and Symphony are affiliates of Nuveen Investments. Jerrold Senser and Thomas R. Wenzel oversee the portion of the Fund’s assets managed by ICAP. David Tierney, PhD, John Gambla, CFA, and Rob Guttschow, CFA, performed a similar function at HydePark during most of this reporting period. In June 2010, David Tierney relinquished his management responsibilities for the Fund. David Wang and Rick Brandt oversaw the portion of the Fund’s assets managed by Symphony for most of the period. In June 2010, David and Rick’s management duties for this Fund were transferred to Gunther Stein, director of investment strategies at Symphony. In July 2010, after the close of the reporting period, Ross Sakamoto joined Gunther on the management team for Symphony’s portion of the Fund’s assets. All these individuals have more than 15 years of investment industry experience.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas manages the Nuveen Small/Mid-Cap Value and Small-Cap Value Funds. Both Jon and Phyllis have more than 25 years of investment industry experience.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Fund. Dave has more than 25 years of investment management experience.

In the following discussion, representatives from each management team review key investment strategies and the performance of the Funds for the twelve-month period ended June 30, 2010.

What were the general economic and market conditions during the reporting period?

As the reporting period began, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787

2	Nuveen Investments

billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During the twelve-month period, these and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, financial markets faced numerous obstacles throughout the period. Rating agencies downgraded the sovereign debt of Greece and threatened to downgrade Spain’s obligations. Dubai World announced over Thanksgiving that it would need to restructure its debt. In response to the financial crisis, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

The U.S. large cap equity indices, while volatile, performed favorably for most of the year. This was driven in part by generally attractive stock valuations, and economic data that seemed to point toward greater stability and a moderate economic recovery. Retail sales, equipment spending, and exports had strengthened, while manufacturing and trade inventories had started to build following nearly two years of inventory liquidation. The housing market also appeared to be on a gradual mend, although there were some potential warning signs emerging. On the corporate front, access to the debt and equity markets vastly improved as companies were able to raise capital to bolster their balance sheets without being severely punished, which had been the case previously. The strong upward momentum in stock prices was derailed in May and June, however, on heightened concerns that a sovereign debt crisis in Greece could imperil other European countries also facing default. Stocks weakened as investors feared that fiscal belt-tightening, increased taxes, and financial reform could choke off the global economic recovery that was taking hold.

How did the Funds perform during the twelve-months ended June 30, 2010?

The table on page 14 provides performance information for the six Funds (Class A Shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended

Nuveen Investments	3

June 30, 2010. The table also compares the Funds’ performance to appropriate general market indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Nuveen Multi-Manager Large-Cap Value Fund’s Class A Shares at net asset value outperformed the comparative Lipper Index and S&P 500 Index, but underperformed the Russell 1000 Value Index over the twelve-months ending June 30, 2010.

The Fund uses three separate sub-advisors to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. HydePark’s investment process does not endeavor to pick individual stocks. Rather, the investment process is implemented through proprietary software that takes a given benchmark, along with specified tracking risk, and produces a portfolio that seeks to maximize value-added performance within the defined risk parameters relative to the benchmark. Symphony seeks to deliver consistent returns though an investment process that combines quantitative screens and fundamental research. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

For the portion of the Fund managed by ICAP, modestly negative stock selection was the main factor behind a slight underperformance relative to the comparative indexes. However, the Fund did benefit to a small extent from helpful sector positioning.

Within this portion of the portfolio, specific stock selection within the financials, retail and technology sectors detracted from relative performance, while positive results from our energy, communications and basic industries investments added to relative performance. Meanwhile, on a sector-positioning basis, the largest relative performance contributions came from having less exposure than the Russell Index to the weak-performing energy and utilities groups. In contrast, maintaining an underweighting in property companies — which did well as a whole — and an overweighting in the lagging health care group detracted from return.

During the reporting period, we maintained our consistent bottom-up stock-selection investment process. That is, we selected investments one-by-one, based on our assessment of their valuation and prospects for price improvement compared with other stocks. We continued to sell or reduce our exposure to stocks we believed offered limited upside potential, while we bought or added to positions that appeared to provide good value and offered a potential catalyst for a rising stock price.

As the stock market’s rally became extended, we felt that many of the portfolio’s most economically sensitive holdings offered more limited upside potential. At the same time, we started to see better values among noncyclical companies — meaning those that were

4	Nuveen Investments

less sensitive to a fluctuating economy — and felt that a slowing economy could put added pressure on cyclical stocks. Accordingly, we reduced the portfolio’s allocation to cyclical businesses while adding to our weighting in their noncyclical counterparts. Another area of emphasis was on well-run companies displaying strong financial positions — qualities we believed could help these businesses gain market share from weaker competitors and more easily grow their earnings.

The biggest individual detractors from the Fund’s performance during the past year were Qualcomm, Aflac and Sanofi-Aventis. Qualcomm, which makes a key technology found in mobile telephones, saw its stock price fall on investors’ concerns about the company’s earnings power. Aflac was hurt by worries about exposure to troubled European debt in its investment portfolio, which could affect the insurance provider’s financial position. Shares of Sanofi-Aventis, a global pharmaceutical maker based in France, were hampered by uncertainty about the outlook for the health care industry. In all three cases, we continued to own the stocks at period end, as we believed they were attractively valued and displayed strong catalysts for potential future outperformance.

On the positive side, rail transportation company CSX was the Fund’s top individual contributor. CSX benefited from its ability to preserve pricing power and manage costs effectively throughout the economy’s decline. In addition, when the economy recovered, the company took advantage of its strong market position to improve profit margins and earnings. Another helpful stock was Caterpillar, a maker of construction and mining equipment that also benefited from favorable pricing and cost controls — two factors that, along with strong demand for its products, lifted the company’s earnings. In addition, gold miner and producer Newmont Mining continued to benefit from the high price of gold. At period end, we continued to own all three of these positive performers. We did, however, trim our position in CSX because we believed its upside potential was more limited following its recent strength.

For the portion of the Fund’s assets managed by Hyde Park, the Fund on average was overweighted in consumer discretionary, financials, and telecommunication services issues and underweighted in energy, industrials, consumer staples, and information technology stocks during the reporting period. The largest single sector overweight was in telecommunication services, where the Fund on average was 0.80% overweight versus the index. The largest single underweight was in industrials, where the Fund on average was 0.70% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the Russell Index.

Performance attributable to the individual stock holdings within each sector was a positive for the Fund, with the stock picks within the consumer discretionary and industrial sectors having the largest positive impacts. The holdings within the materials, health care and utility sectors provided positive results. Holdings within the information technology and financials produced negative relative performance for the Fund.

For the portion of the Fund managed by Symphony, we remained invested in companies with relatively strong fundamentals. Our overweight exposure to semiconductor and computer hardware companies detracted modestly from total return, but our underweight exposure to oil refiners and long distance telephone industries compensated for this underperformance. Our underweight exposure to electrical utilities also hurt performance. Our emphasis on selecting companies with good growth characteristics and sound fundamentals struggled in this period.

Nuveen Investments	5

The Fund’s exposure to Cimarex, an oil exploration & production company, DirecTV and the Hershey Company all positively contributed to performance. Seagate Technology, a computer memory devices company, Freeport-McMoran Copper & Gold and United States Steel all detracted from performance. We eliminated our position in Cimarex during the reporting period.

Nuveen NWQ Multi-Cap Value Fund

The Nuveen NWQ Multi-Cap Value Fund’s Class A Shares at net asset value outperformed each of the comparative indexes for the twelve-month period ended June 30, 2010.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Our investments in Genworth Financial Inc. and Hartford Financial Services Group Inc. were standout performers for the period. Similar factors drove both stocks, including improved financial flexibility due to recent capital raises; continued improvement in the prices of securities held within their investment portfolios; and appreciation in the global equity markets and signs of stabilization in the housing market. Both companies continue to trade at what we think are significant discounts to book value, and we believe both still offer favorable risk/reward potential.

In the durables sector, equipment manufacturer, Ingersoll-Rand Co. Ltd, appreciated as recent restructuring efforts, as well as synergies from the integration of Trane (a large acquisition they made last year), resulted in better than expected earnings. Solid free cash flow growth is also allowing the company to de-lever its business. Our investments in media companies, CBS Corp., Interpublic Group of Companies, and Viacom Inc., also posted strong gains reflecting recovery from depressed valuations and an anticipation of a continued improvement in the economy. The valuations of these firms had been overly punished based on recession concerns and muted corporate advertising levels.

Biovail Corp., a specialty Canadian pharmaceutical that we added to the portfolio in February, rose sharply as the company agreed to merge with Valeant Pharmaceutical. The deal significantly expands the asset base for Biovail, thus reducing the risk of any single pipeline asset derailing its growth trajectory. Valeant brings with it a strong portfolio of growing pharmaceutical assets with extremely limited patent expiration risk.

A few names in particular detracted from performance. Our investment in independent power producer, NRG Energy Inc., declined as natural gas prices have not appreciated as much as investors had anticipated. NRG earns a greater operating margin when natural gas prices move higher and its hedged coal costs remain stable. Fears of potential pricing pressure in Europe as a result of fiscal tightening weighed on our large cap pharmaceutical investments, an industry in which we have made significant purchases recently. Our large cap pharmaceutical holdings include Amgen Inc., Merck & Co. Inc., Pfizer Inc., and Sanofi-Aventis S.A. Pharmaceutical companies generally operate with

6	Nuveen Investments

healthy margins, and we expect that the European governments will look towards these companies to help offset some of their budget deficits through increased taxes and/or price concessions. Our investment in Hess Corp., an energy exploration and production firm, also underperformed as the company had disappointing exploration results offshore Brazil (Guarani prospect) in July 2009, and more recently due to concerns about the moratorium on drilling activity in the Gulf of Mexico as a consequence of the tragic accident and oil spill in the region. Ten percent of Hess’ current production (40% of U.S. production) is generated offshore in the Gulf of Mexico, and the company has two large exploration projects in the area.

Throughout the period we added several names to the Fund. In addition to Biovail Corp., we added to our health care investments with new positions in Merck & Co. Inc. and Pfizer Inc. We believed Merck was trading at a compelling valuation, and it has a disciplined management team that has not historically diluted shareholders. In addition, in our opinion, the company has one of the best track records in bringing a number of highly profitable new drugs to market. Pfizer’s stock has lagged following its merger with Wyeth, as the company’s large deals historically have not earned sufficient returns on capital. In addition, Pfizer is facing the expiration of its patent on Lipitor, its largest drug. However, we believe that the free cash flow story beginning next year at Pfizer (post the Wyeth cash restructuring charges) is not being properly valued by the market, and we expect that management will be focused on paying down debt and driving shareholder value rather than on doing additional large acquisitions.

In the insurance industry, we invested in Tower Group Inc. and Unum Group. Tower Group is a specialized small-cap insurer that provides property casualty insurance to small and mid-sized businesses. Unum Group is the largest writer of disability income products in the U.S. and U.K. Despite the economic and market turmoil that has wreaked havoc on other life insurers, Unum has continued to deliver steadily rising earnings.

We also re-invested in Citigroup as the company was raising capital to repay obligations assumed under the Troubled Asset Relief Program (TARP) and terminate its loss sharing agreement with the U.S. Treasury. We had eliminated our previous position in Citigroup in early October 2008 at more than five times the price of this most recent purchase. We believed the stock offered compelling valuation, trading at a steep discount to tangible book value, and roughly six times its estimated normalized earnings power — which we believe could provide some downside protection. We also invested opportunistically in PrivateBancorp, a regional commercial bank located in Chicago, as the company was recapitalizing. We believed the stock provided a very attractive risk/reward profile given its depressed valuation, strong capital position, and experienced management team.

In the energy sector, we invested in Denbury Resources, Inc. and Petrohawk Energy Corp. Denbury is a mid-sized exploration & production company that focuses on tertiary oil recovery from mature oil fields by injecting carbon dioxide (CO2) into the reservoir. The company has recently shed a natural gas asset (Barnett Shale) to purchase an oil asset (Conroe Field) that should result in higher margins and improved net cash flow.

In the durables sector, Convergys Corp. and Trinity Industries Inc. were new investments. Convergys is an Ohio-based customer management firm that operates call centers

Nuveen Investments	7

(predominately in India and the Philippines), and provides billing and information software to the communications industry. Trinity Industries controls 40-45% of the freight railcar market, and also produces barges, highway products, and structural wind towers.

Lastly, we invested in Aurizon Mines Ltd., a Canadian gold company with major assets in Quebec. The company’s main asset, the Casa Berardi mine, produces roughly 150,000 ounces of gold annually at a cost that is comparable to its peers.

Throughout the period we eliminated several positions as well. We sold Agilent Technologies Inc., as we felt the stock offered a less compelling risk/reward following strong appreciation. We also exited our position in Lorillard Inc. following strong appreciation in its stock price. In July, we eliminated U.S. Steel Corp., as the stock had doubled off its recent lows on expectations of a recovery in the steel industry. CF Industries Holdings Inc. was eliminated because we thought the shares had reached fair value in relation to the hostile takeover bid by rival Agrium Inc. Other holdings eliminated during the period include Comcast Corp., EOG Resources Inc., Sepracor Inc., and TransAtlantic Holdings Inc.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at net asset value outperformed the comparative Lipper Index, but underperformed the Russell 1000 Value Index for the twelve-month period ended June 30, 2010.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For this reporting period, our Genworth Financial Inc. and Hartford Financial Services Group Inc. investments were standout performers. Similar factors drove both stocks, including improved financial flexibility due to recent capital raise ups, continued improvement in the prices of securities held within their investment portfolios, appreciation in the global equity markets and signs of stabilization in the domestic housing market. Both companies continue to trade at what we believe are significant discounts to book value, and we think both still offer favorable risk/reward potential.

Gold bullion hit a new nominal high above $1,250 per ounce in June 2010, spurred by the sovereign debt crisis in Europe, and a flight to safety into gold on fears over the future of the European currency. Our gold mining equities AngloGold Ashanti Ltd. and Barrick Gold Corp. benefited from the rise in the bullion price as well as from stable input costs, particularly energy costs, which translated into higher margins. Barrick Gold posted record unit margins and operating cash flow for the first quarter, surpassing market expectations on production and unit costs. AngloGold continues to work though electricity and labor cost issues that have plagued its South African mines. Although the company continues to make progress, it is going to be a multi-quarter effort. Nevertheless, with sixty percent of its production outside of South Africa, AngloGold represents solid leverage to the price of gold, and continues to trade at a significant discount to its peer group of senior gold producers.

8	Nuveen Investments

In the durables sector, equipment manufacturer, Ingersoll-Rand Co. Ltd, appreciated as recent restructuring efforts, as well as synergies from the integration of Trane (a large acquisition they made last year), resulted in better than expected earnings. Solid free cash flow growth is also allowing the company to de-lever its business. Union Pacific Corp. also outperformed on expectations that demand for railroad services is set to recover as inventory destocking appears to have come to an end in many sectors of the economy. As the economic recovery continues to unfold, volume growth, operating leverage, and earnings power for the rails is expected to continue to improve.

Negatively impacting the Fund’s performance was our investment in fertilizer producer Mosaic Co., which declined as potash pricing, while stable, did not increase as much as expected. Moreover, the outlook for crop prices, particularly for corn and soybeans, has weakened due to favorable weather conditions and increased acreage planted. Fertilizer stocks such as Mosaic are highly correlated to crop prices. Independent power producer NRG Energy Inc., declined as natural gas prices have not appreciated as much as investors had anticipated. NRG earns a greater operating margin when natural gas prices move higher and its hedged coal costs remain stable. Lockheed Martin Corp. underperformed given concerns about reduced defense spending and expectations for higher pension expense in 2010. However, we believe that many of the potential headwinds that Lockheed faces are already priced in the stock and that the company remains attractively valued given its historically strong cash flows, exposure to international markets, and management’s solid track record.

Throughout the period, we added several names to the Fund’s portfolio. In the insurance industry, we invested in Lincoln National Corp. and Unum Group. We bought Lincoln National as the company was raising capital to repay TARP loans and to provide long-term financing for its universal life reserves. This capital raise up improved the company’s financial position, and removed an overhang on the stock. Unum Group is the largest writer of disability income products in the U.S. and U.K. Despite the economic and market turmoil that has wreaked havoc on other life insurers, Unum has continued to deliver steadily rising earnings. The company has an extremely high quality investment portfolio, and the strongest balance sheet of any of its peers.

We re-invested in Citigroup as the company was raising capital to repay its TARP obligation and terminate its loss sharing agreement with the U.S. Treasury. We had eliminated our previous position in Citigroup in early October 2008 at more than five times the price of this most recent purchase. We believed the stock offered compelling valuation, trading at a steep discount to tangible book value, and roughly six times its estimated normalized earnings power – which we believe could provide some downside protection.

We invested in Kroger Co., one of the nation’s leading food and drug retailers, based on attractive valuation and the expectation of upcoming catalysts, as the stock has been out of favor for reasons that have plagued the entire food and retailing industry. We also invested in CVS Caremark Corp., a retail pharmacy and pharmacy services provider, on premise that the market was not giving the company any credit for the synergies created by its purchase of pharmacy benefit manager (PBM) Caremark Rx two years ago in a deal which created the most vertically integrated pharmacy in the country. We added to our energy exposure by swapping our position in EOG Resources Inc. for Canadian Natural

Nuveen Investments	9

Resources (CNQ), given that we believed CNQ offered a better valuation and more visible catalysts. We also purchased ConocoPhillips, and Occidental Petroleum Corp., although we sold the ConocoPhillips position and reduced our holdings of Occidental before the end of the period. ConocoPhillips announced a corporate restructuring where the company will focus on selling $15-$20 billion of assets, thereby raising returns, paying down some debt, and repurchasing shares. Occidental has a strong balance sheet, low cost structure, and one of the highest returns on capital employed in the industry.

In the health care sector, we added a position in Pfizer, Inc., the world’s largest branded pharmaceutical company. Pfizer’s stock has lagged post its merger with Wyeth, as the company’s large deals have historically not earned sufficient returns on capital. In addition, Pfizer is facing the expiration of its patent on Lipitor, its largest drug. However, we believe that the free cash flow story beginning next year at Pfizer (post the Wyeth cash restructuring charges) is not being properly discounted by the market, and we expect that management will be focused on paying down debt and driving shareholder value rather than on doing additional large acquisitions.

We eliminated several positions throughout the period as well. We sold Agilent Technologies Inc. as we felt the stock offered a less compelling risk/reward profile following strong appreciation. We also exited our position in Lorillard Inc. following strong appreciation in its stock price. We eliminated U.S. Steel Corp. as the stock had doubled off its recent lows on expectations of a recovery in the steel industry. Kraft Foods Inc. was sold from the portfolio after the company announced a bid to acquire U.K. chocolate maker, Cadbury PLC. Cadbury’s business is extremely complementary to Kraft’s European chocolate assets, plus Cadbury provides a strong, growing emerging markets platform. However, given our expectation that Kraft might increase its bid to a level dilutive to its shareholders, we exited the position. Cable operator, Comcast Corp., was eliminated based on valuation. We were also disappointed in management’s decision to enter into a joint-venture with GE to own a majority stake in NBC Universal. AT&T Inc. was sold following the company’s successful restructuring efforts and concerns over slower growth in the wireless market.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at net asset value outperformed each of the comparative indexes for the twelve-month period ended June 30, 2010.

The Fund continued to follow its disciplined investment approach which seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. The portfolio manager looks for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month period, the Fund benefited from an overweighted position in the energy and materials and processing sectors. Avocent was the top contributor to the portfolio performance. In the first week of October 2009, Emerson Electric acquired Avocent for $25 per share. We eliminated this position during the reporting period.

10	Nuveen Investments

Elizabeth Arden was the second largest contributor to positive performance. The company has aggressively cut costs, introduced new fragrances, and broadened its international footprint. As the fragrance category manager for most mass market retailers and with the number one market share in mass market fragrances, the company should benefit significantly from restocking in the retail channel this past spring. We continue to believe the stock is quite undervalued.

SM Energy also contributed positively to performance. SM Energy garnered better attention from the market due to their exposure to a number of top unconventional shale plays, including the Eagleford, Bakken, Haynesville, and Marcellus. During the reporting period, a large well-respected exploration and production competitor highlighted the attractive economics of the Eagleford Shale, where SM Energy has a large acreage position. Another top performer was Gibraltar Industries, a metals processing company. This position was eliminated during the reporting period.

We also had several positions which negatively impacted performance. Brocade Communications Systems underperformed following soft sales in the networking equipment division in the company’s fiscal 2010 first quarter. This reflected the company’s realignment in 2009 of the sales resources and their incentive plans. Also negatively impacting performance was Jaguar Mining. Jaguar acquires, develops and operates gold mineral properties in Brazil. After extensive meetings on-site at Jaguar’s operations in Brazil, we became less convinced of the company’s ability to reach internal growth forecasts, and eliminated the position.

During the reporting period, we established new positions in Aurizon Mines and Forestar Group, and added to existing positions in Brocade, Biovail, Coherent, Globe Specialty Metals, Hormel Foods, Intrepid Potash, Northgate Minerals, and Teradyne. We trimmed positions in Casey’s, Texas Capital, Western Alliance, and Willis Group Holdings, and eliminated General Cable, Jaguar Mining, and Tower Group.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at net asset value outperformed each of the comparative indexes for the twelve-month period ended June 30, 2010.

Over this period, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

For the twelve-month period, the Fund benefited from an overweighted position in the energy and materials and processing sectors. Avocent was the top contributor to the portfolio. In the first week of October 2009, Emerson Electric acquired Avocent for $25 per share. We eliminated this position during the reporting period.

SM Energy was the second largest contributor to positive performance. SM Energy garnered better attention from the market due to their exposure to a number of top

Nuveen Investments	11

unconventional shale plays, including the Eagleford, Bakken, Haynesville, and Marcellus. During the reporting period, a large well-respected exploration and production competitor highlighted the attractive economics of the Eagleford Shale, where SM Energy has a large acreage position. Another top performer was Gibraltar Industries, a metals processing company. The position was trimmed during the reporting period.

Elizabeth Arden also was a contributor to positive performance. The company has aggressively cut costs, introduced new fragrances, and broadened its international footprint. As the fragrance category manager for most mass market retailers and with the number one market share in mass market fragrances, the company should benefit significantly from restocking in the retail channel this past spring. We continue to believe the stock is quite undervalued.

We also had several positions which negatively impacted performance. Brocade Communications Systems underperformed following soft sales in the networking equipment division in the company’s fiscal 2010 first quarter. This reflected the company’s realignment in 2009 of the sales resources and their incentive plans. Smart Balance also was a detractor on performance. Smart Balance was weak on the heels of an earnings preannouncement, as the company reduced its sales guidance from mid-teens to low single digits. Also negatively impacting performance was Bob Evans. Higher sow costs lowered profits in the food processing division. However, we expect sow prices to normalize over time. The company’s management team continues to efficiently manage capital spending on the remodeling initiative. Finally, Jaguar Mining negatively impacted performance. Jaguar acquires, develops and operates gold mineral properties in Brazil. After extensive meetings on-site at Jaguar’s operations in Brazil, we became less convinced of the company’s ability to reach internal growth forecasts, and eliminated the position.

During the reporting period, we established new positions in Aurizon Mines, Convergys, Forestar Group, and Smart Balance, and added to existing positions in Actel, Albany, Bob Evans, Coherent, Globe Specialty Metals, Marten Transport, Northgate Minerals, and Thompson Creek. We trimmed positions in Casey’s, Circor, California Pizza Kitchen, Keithley Instruments, Royal Gold, Texas Capital, and Western Alliance, and eliminated General Cable, Jaguar Mining, RBC Bearings, and Tower Group.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at net asset value outperformed each of the comparative indexes for the twelve-months ending June 30, 2010.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an active, value-oriented process. Tradewinds seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented approach. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

12	Nuveen Investments

A significant portion of the Fund’s relative outperformance was due to its exposure in the energy, materials, and utilities sectors. The Fund’s return in the period was most negatively impaired on a relative basis by its investments in the consumer discretionary, producer durables, and technology sectors. The Fund continued to maintain a significant relative overweight in the materials sector and relative underweight in the financials sector.

The portfolio’s materials sector outperformed the benchmark both on a relative and absolute basis. Gold’s spot price reached an all-time high of more than $1,250 an ounce in mid-June as demand for gold as a store of value soared amid investor fears of the Euro zone debt crisis. The sector’s rally yielded several of the portfolio’s top performers for the period. Newmont Mining, one of the world’s largest gold producers with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico was the best performing holding for the period. Lihir Gold Limited, a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa, also made significant contributions to performance. During the period, Lihir announced its merger with Newcrest Mining Limited and the stock price rallied on the news. Another strong performer was Domtar Corporation, a manufacturer and marketer of paper and pulp in North America, which operates in three segments: papers, paper merchants and wood. The company took positive steps to close some of its operations to reduce capacity, and the share price improved due to higher shipments, lower inventories, lower materials and freight costs, improved overall cost control and successful refinancing in June 2009.

The Fund’s single largest detractor from performance during the period was Cameco Corporation, the world’s largest uranium producer. The stock underperformed due to the continual weakness in the mineral’s spot price, which has fallen below last year’s levels. Despite the weakness in the industry, the company’s first quarter 2010 earnings were ahead of consensus expectations. We are still attracted to the long-term fundamentals of the company and the industry and added to the position during the period.

Health Net Incorporated, even though sold from the Fund in July 2009, also was a significant detractor from performance. The company provides managed health care services through health plans and government-sponsored, managed-care plans through its health maintenance organizations (HMOs), insured preferred provider organizations (PPOs) and point-of-service (POS) plans. The stock underperformed during the period along with the entire HMO sector due to concerns about rate cuts resulting from U.S. health care reform efforts.

Tesoro Corporation was another significant detractor from performance. The company refines and markets petroleum products in the United States. The rebound in oil prices during the fourth quarter 2009 period squeezed the company’s refining prices and margins. During the second quarter of 2010 the company had an accident in its Washington refinery resulting in fatalities and investors reacted negatively on the potential impact of the liability to the company.

With all the negative ‘big picture’ news however, many opportunities have been created at the individual company level. As our team of global sector specialists continue to search for companies which fit what we look for — quality companies or survivors trading at a discount to their intrinsic value — we continue to believe that equities will be a source of wealth preservation in these uncertain times.

Nuveen Investments	13

1	The since-inception returns for the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund are from 12/15/06 and the corresponding index returns are from 12/31/06. Since inception returns for the Nuveen NWQ Small Cap Value Fund and the Nuveen Tradewinds Value Opportunities Fund are from 12/9/04 and the corresponding index returns are from 12/31/04.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is a market capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is a market capitalization weighted index of those firms in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

As of 6/30/2010

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Multi-Manager Large-Cap Value Fund
A Shares at NAV	15.19%	0.27%	1.89%
A Shares at Offer	8.56%	-0.91%	1.29%
Lipper Large-Cap Value Funds Index[2]	13.04%	-1.29%	0.31%
Russell 1000 Value Index[3]	16.92%	-1.64%	2.38%
S&P 500 Index[4]	14.43%	-0.79%	-1.59%
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	20.85%	-4.29%	5.04%
A Shares at Offer	13.86%	-5.42%	4.42%
Lipper Multi-Cap Value Funds Index[2]	14.68%	-2.08%	2.49%
Russell 3000 Value Index[3]	17.57%	-1.56%	2.74%
S&P 500 Index[4]	14.43%	-0.79%	-1.59%

	Average Annual
	1-Year	5-Year	Since inception[1]
Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	15.89%	N/A	-8.02%
A Shares at Offer	9.19%	N/A	-9.54%
Lipper Multi-Cap Value Funds Index[2]	14.68%	N/A	-8.59%
Russell 1000 Value Index[3]	16.92%	N/A	-9.11%
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	29.50%	N/A	-9.01%
A Shares at Offer	22.10%	N/A	-10.52%
Lipper Small-Cap Value Funds Index[2]	25.50%	N/A	-4.70%
Russell 2500 Value Index[3]	26.46%	N/A	-6.43%
Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	29.41%	-1.60%	-0.71%
A Shares at Offer	21.99%	-2.76%	-1.76%
Lipper Small-Cap Value Funds Index[2]	25.50%	0.90%	1.06%
Russell 2000 Value Index[3]	25.07%	-0.51%	-0.33%
Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	23.13%	10.55%	10.47%
A Shares at Offer	16.07%	9.24%	9.30%
Lipper Multi-Cap Core Funds Index[2]	16.87%	0.14%	1.62%
Russell 3000 Value Index[3]	17.57%	-1.56%	-1.13%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

14	Nuveen Investments

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Nuveen NWQ Value Opportunities Fund. Effective June 30, 2006, the name of the Nuveen NWQ Value Opportunities Fund changed to Nuveen Tradewinds Value Opportunities Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Effective November 14, 2007, the Nuveen Multi-Manager Large-Cap Value Fund added two additional sub-advisers and changed its investment objective. Along with Institutional Capital LLC, the additional sub-advisers are Symphony Asset Management, LLC and Nuveen HydePark Group, LLC. The Fund’s investment objective became to provide investors with long-term capital appreciation. Effective May 1, 2008, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund.

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	15

Nuveen Multi-Manager Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Multi-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

16	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Small/Mid-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2500 Value Index is a market capitalization-weighted index of those firms in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth value. Nuveen Fund returns are from 12/15/06 through 6/30/10. Index returns are from 12/31/06 through 6/30/10. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	17

Nuveen NWQ Small-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Value Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth value. Nuveen Fund returns are from 12/9/04 through 6/30/10. Index returns are from 12/31/04 through 6/30/10. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

18	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbol	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
NAV	$16.11	$15.65	$15.61	$16.19	$16.18
Latest Ordinary Income Distribution[1]	$0.3017	$0.1860	$0.1856	$0.2665	$0.3399
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	15.19%	8.56%
5-Year	0.27%	-0.91%
10-Year	1.89%	1.29%

B Shares	w/o CDSC	w/CDSC
1-Year	14.26%	10.26%
5-Year	-0.49%	-0.62%
10-Year	1.29%	1.29%

C Shares	NAV
1-Year	14.37%
5-Year	-0.48%
10-Year	1.13%

R3 Shares	NAV
1-Year	14.88%
5-Year	-0.04%
10-Year	1.61%

I Shares	NAV
1-Year	15.53%
5-Year	0.51%
10-Year	2.15%

Top Five Common Stock Holdings[2]
Bank of America Corporation	2.4%
U.S. Bancorp	2.3%
Wells Fargo & Company	2.1%
Occidental Petroleum Corporation	1.8%
Merck & Company Inc.	1.8%

Portfolio Allocation 2

Portfolio Statistics
Net Assets ($000)	$295,355
Number of Common Stocks	686

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.27%	1.20%
Class B	2.01%	1.95%
Class C	2.02%	1.95%
Class R3	1.53%	1.45%
Class I	1.02%	.95%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	19

Fund Spotlight as of 6/30/10 Nuveen Multi-Manager Large-Cap Value Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	10.2%
Commercial Banks	7.8%
Pharmaceuticals	7.7%
Insurance	6.8%
Diversified Financial Services	4.9%
Media	4.9%
Beverages	4.1%
Machinery	3.1%
Semiconductors & Equipment	3.0%
Metals & Mining	2.7%
Diversified Telecommunication Services	2.5%
Food Products	2.3%
Computers & Peripherals	2.1%
Capital Markets	2.1%
Specialty Retail	2.0%
Aerospace & Defense	1.9%
IT Services	1.8%
Communications Equipment	1.8%
Health Care Providers & Services	1.6%
Electric Utilities	1.5%
Health Care Equipment & Supplies	1.5%
Road & Rail	1.5%
Tobacco	1.3%
Industrial Conglomerates	1.2%
Wireless Telecommunication Services	1.1%
Consumer Finance	1.0%
Multi-Utilities	1.0%
Investment Companies	0.3%
Short-Term Investments	2.2%
Other	14.1%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$943.20	$939.30	$939.80	$941.80	$944.50	$1,018.89	$1,015.22	$1,015.22	$1,017.65	$1,020.13
Expenses Incurred During Period	$5.73	$9.28	$9.28	$6.93	$4.53	$5.96	$9.64	$9.64	$7.20	$4.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.19%, 1.93%, 1.93%, 1.44% and 0.94% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
NAV	$14.73	$14.21	$14.21	$14.66	$14.74
Latest Ordinary Income Distribution[1]	$0.0390	$ —	$ —	$0.0073	$0.0707
Inception Date	12/09/02	12/09/02	12/09/02	8/04/08	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	20.85%	13.86%
5-Year	-4.29%	-5.42%
10-Year	5.04%	4.42%

B Shares	w/o CDSC	w/CDSC
1-Year	20.02%	16.02%
5-Year	-5.00%	-5.17%
10-Year	4.42%	4.42%

C Shares	NAV
1-Year	20.02%
5-Year	-5.00%
10-Year	4.27%

R3 Shares	NAV
1-Year	20.62%
5-Year	-4.55%
10-Year	4.75%

I Shares	NAV
1-Year	21.18%
5-Year	-4.05%
10-Year	5.32%

Top Five Common Stock Holdings[2]
CA Inc.	6.7%
Barrick Gold Corporation	4.9%
Motorola, Inc.	4.7%
Amgen Inc.	4.3%
Viacom Inc., Class B	3.8%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$371,647
Number of Common Stocks	43

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.48%
Class B	2.26%
Class C	2.25%
Class R3	1.79%
Class I	1.27%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight as of 6/30/10 Nuveen NWQ Multi-Cap Value Fund

Portfolio Composition[1]
Insurance	16.2%
Oil, Gas & Consumable Fuels	12.2%
Pharmaceuticals	10.4%
Metals & Mining	9.6%
Software	6.7%
Media	6.7%
Communications Equipment	4.7%
Machinery	4.4%
Biotechnology	4.3%
Diversified Financial Services	4.0%
Aerospace & Defense	2.5%
Mortgage REIT	2.2%
Short-Term Investments	2.9%
Other	13.2%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$968.40	$965.40	$965.40	$967.70	$969.70	$1,018.25	$1,014.53	$1,014.53	$1,017.36	$1,019.69
Expenses Incurred During Period	$6.44	$10.09	$10.09	$7.32	$5.03	$6.61	$10.34	$10.34	$7.50	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.07%, 2.07%, 1.50% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCQX	NQCRX
NAV	$14.73	$14.48	$14.49	$14.71	$14.75
Latest Ordinary Income Distribution[1]	$ —	$ —	$ —	$ —	$0.0228
Inception Date	12/15/06	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	15.89%	9.19%
Since Inception	-8.02%	-9.54%

B Shares	w/o CDSC	w/CDSC
1-Year	14.92%	10.92%
Since Inception	-8.71%	-9.49%

C Shares	NAV
1-Year	15.00%
Since Inception	-8.69%

R3 Shares	NAV
1-Year	15.46%
Since Inception	-8.26%

I Shares	NAV
1-Year	16.13%
Since Inception	-7.79%

Top Five Common Stock Holdings [2]
CA Inc.	6.5%
Motorola, Inc.	5.4%
Barrick Gold Corporation	4.8%
Amgen Inc.	4.2%
Viacom Inc., Class B	4.0%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$272,548
Number of Common Stocks	42

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.51%	1.35%
Class B	2.25%	2.10%
Class C	2.27%	2.10%
Class R3	1.76%	1.60%
Class I	1.26%	1.10%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight as of 6/30/10 Nuveen NWQ Large-Cap Value Fund

Portfolio Composition[1]
Insurance	16.3%
Oil, Gas & Consumable Fuels	13.7%
Pharmaceuticals	8.8%
Metals & Mining	8.5%
Software	7.8%
Communications Equipment	5.4%
Media	4.9%
Biotechnology	4.2%
Diversified Financial Services	3.9%
Aerospace & Defense	3.8%
Food & Staples Retailing	2.2%
Household Products	2.1%
Short-Term Investments	4.5%
Other	13.9%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$947.30	$943.90	$944.00	$946.00	$948.60	$1,018.30	$1,014.53	$1,014.58	$1,016.96	$1,019.49
Expenses Incurred During Period	$6.32	$9.98	$9.93	$7.62	$5.17	$6.56	$10.34	$10.29	$7.90	$5.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.07%, 2.06%,1.58% and 1.07% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSMAX	NSMCX	NWQRX	NSMRX
NAV	$14.32	$13.93	$14.19	$14.24
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	29.50%	22.10%
Since Inception	-9.01%	-10.52%

C Shares	NAV
1-Year	28.53%
Since Inception	-9.72%

R3 Shares	NAV
1-Year	29.35%
Since Inception	-9.53%

I Shares	NAV
1-Year	29.93%
Since Inception	-9.07%

Top Five Common Stock Holdings [2]
Coherent Inc.	4.4%
Biovail Corporation	4.3%
Griffon Corporation	3.6%
Elizabeth Arden, Inc.	3.5%
Hormel Foods Corporation	3.3%

Portfolio Allocation 2

Portfolio Statistics
Net Assets ($000)	$11,235
Number of Common Stocks	46

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.88%	1.35%
Class C	3.96%	2.10%
Class R3	1.99%	1.60%
Class I	1.29%	1.10%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight as of 6/30/10 Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio Composition[1]
Insurance	14.0%
Machinery	10.9%
Metals & Mining	8.7%
Electronic Equipment & Instruments	8.0%
Oil, Gas & Consumable Fuels	6.2%
Electrical Equipment	5.5%
Food Products	5.0%
Commercial Banks	4.8%
Pharmaceuticals	4.3%
Building Products	3.6%
Personal Products	3.5%
Communications Equipment	3.2%
Semiconductors & Equipment	3.0%
Health Care Providers & Services	3.0%
Thrifts & Mortgage Finance	2.9%
Short-Term Investments	1.0%
Other	12.4%

1	As a percentage of total investments as of 6/30/10. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$1,007.70	$1,003.60	$1,007.10	$1,009.20	$1,017.70	$1,013.93	$1,016.46	$1,018.94
Expenses Incurred During Period	$7.12	$10.88	$8.36	$5.88	$7.15	$10.94	$8.40	$5.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.43%, 2.19%, 1.68% and 1.18% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares[1]	C Shares	R3 Shares	I Shares
Fund Symbols	NSCAX	NSCCX	NSCQX	NSCRX
NAV	$18.30	$17.68	$18.37	$18.40
Latest Ordinary Income Distribution[2]	$0.0085	$ —	$ —	$0.0458
Inception Date	12/09/04	12/09/04	9/29/09	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	29.41%	21.99%
5-Year	-1.60%	-2.76%
Since Inception	-0.71%	-1.76%

C Shares	NAV
1-Year	28.42%
5-Year	-2.31%
Since Inception	-1.42%

R3 Shares	NAV
1-Year	29.02%
5-Year	-1.85%
Since Inception	-0.96%

I Shares	NAV
1-Year	29.74%
5-Year	-1.34%
Since Inception	-0.45%

Top Five Common Stock Holdings [3]
Actel Corporation	4.8%
Bob Evans Farms	4.3%
Standard Microsystems Corporation	4.3%
Coherent Inc.	4.3%
Griffon Corporation	3.8%

Portfolio Allocation 3

Portfolio Statistics
Net Assets ($000)	$85,378
Number of Common Stocks	48

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.41%
Class C	2.18%
Class R3	1.68%
Class I	1.19%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

1	As of October 5, 2009, Class B Shares are no longer available through an exchange from another Nuveen Fund and were converted to Class A Shares at the close of business on October 27, 2009.

2	Ordinary income distribution consists of ordinary income paid on December 31, 2009.

3	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	27

Fund Spotlight as of 6/30/10 Nuveen NWQ Small-Cap Value Fund

Portfolio Composition[1]
Machinery	10.3%
Insurance	10.3%
Semiconductors & Equipment	9.1%
Metals & Mining	8.8%
Commercial Banks	7.8%
Electronic Equipment & Instruments	5.9%
Hotels, Restaurants & Leisure	5.6%
Building Products	4.2%
Oil, Gas & Consumable Fuels	4.0%
Personal Products	3.6%
Communications Equipment	3.2%
Food & Staples Retailing	2.7%
Road & Rail	2.7%
Food Products	2.7%
Paper & Forest Products	2.4%
Short-Term Investments	2.3%
Other	14.4%

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$1,007.70	$1,003.40	$1,006.00	$1,008.80	$1,017.65	$1,013.84	$1,016.31	$1,018.84
Expenses Incurred During Period	$7.17	$10.98	$8.51	$5.98	$7.20	$11.03	$8.55	$6.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.21%, 1.71% and 1.20% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NVOAX	NVOBX	NVOCX	NTVTX	NVORX
NAV	$29.76	$29.07	$29.06	$29.76	$29.87
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	23.13%	16.07%
5-Year	10.55%	9.24%
Since Inception	10.47%	9.30%

B Shares	w/o CDSC	w/CDSC
1-Year	22.25%	18.25%
5-Year	9.73%	9.59%
Since Inception	9.64%	9.52%

C Shares	NAV
1-Year	22.25%
5-Year	9.72%
Since Inception	9.64%

R3 Shares	NAV
1-Year	22.82%
5-Year	10.28%
Since Inception	10.18%

I Shares	NAV
1-Year	23.48%
5-Year	10.83%
Since Inception	10.74%

Top Five Common Stock Holdings[1]
Newmont Mining Corporation	4.2%
Barrick Gold Corporation	3.5%
Kinross Gold Corporation	3.3%
Cameco Corporation	3.3%
Ameren Corporation	2.9%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,904,553
Number of Common Stocks	55

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.31%
Class B	2.05%
Class C	2.05%
Class R3	1.59%
Class I	1.07%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	29

Fund Spotlight as of 6/30/10 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	51.0%
Canada	15.2%
Japan	5.5%
Australia	3.4%
Brazil	1.9%
South Korea	1.9%
United Kingdom	1.4%
South Africa	1.4%
Turkey	1.0%
Argentina	0.6%
Hong Kong	0.5%
China	0.2%
Short-Term Investments	16.0%

Portfolio Composition[1]
Metals & Mining	18.6%
Oil, Gas & Consumable Fuels	14.2%
Diversified Telecommunication Services	4.9%
Food & Staples Retailing	4.6%
Pharmaceuticals	4.4%
Health Care Providers & Services	3.7%
Electric Utilities	2.9%
Multi-Utilities	2.9%
Insurance	2.7%
Biotechnology	2.6%
Food Products	2.4%
Electronic Equipment & Instruments	2.1%
Communications Equipment	2.1%
Wireless Telecommunication Services	1.8%
Short-Term Investments	16.0%
Other	14.1%

1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$1,002.40	$998.60	$998.60	$1,001.00	$1,003.70	$1,017.50	$1,013.79	$1,013.79	$1,016.17	$1,018.74
Expenses Incurred During Period	$7.30	$11.00	$11.00	$8.63	$6.06	$7.35	$11.08	$11.08	$8.70	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 2.22%, 1.74% and 1.22% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Manager Large-Cap Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 25, 2010

Nuveen Investments	31

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 1.9%

2,800	BE Aerospace Inc., (2)	$71,204

2,800	Boeing Company	175,700

6,100	General Dynamics Corporation	357,216

1,800	Goodrich Corporation	119,250

64,550	Honeywell International Inc.	2,519,387

2,800	ITT Industries, Inc.	125,776

2,000	L-3 Communications Holdings, Inc.	141,680

700	Lockheed Martin Corporation	52,150

6,200	Northrop Grumman Corporation	337,528

28,390	Raytheon Company	1,373,792

1,400	Rockwell Collins, Inc.	74,382

1,700	Spirit AeroSystems Holdings Inc., (2)	32,402

1,400	United Technologies Corporation	90,874
	Total Aerospace & Defense	5,471,341
	Air Freight & Logistics – 0.1%

2,500	FedEx Corporation	175,275

200	UTI Worldwide, Inc.	2,476
	Total Air Freight & Logistics	177,751
	Airlines – 0.1%

7,300	AMR Corporation, (2)	49,494

300	Copa Holdings SA	13,266

18,700	Southwest Airlines Co.	207,757

1,700	UAL Corporation, (2)	34,952
	Total Airlines	305,469
	Auto Components – 0.7%

1,500	Autoliv Inc.	71,775

100	BorgWarner Inc., (2)	3,734

500	Federal Mogul Corporation, Class A Shares, (2)	6,510

68,550	Johnson Controls, Inc.	1,841,939

600	Lear Corporation, (2)	39,720

1,000	TRW Automotive Holdings Corporation, (2)	27,570
	Total Auto Components	1,991,248
	Beverages – 4.1%

400	Brown-Forman Corporation	22,892

500	Central European Distribution Corporation, (2)	10,690

67,250	Coca-Cola Company	3,370,570

2,900	Coca-Cola Enterprises Inc.	74,994

3,900	Constellation Brands, Inc., Class A, (2)	60,918

49,510	Dr. Pepper Snapple Group	1,851,179

100	Hansen Natural Corporation, (2)	3,911

41,200	Molson Coors Brewing Company, Class B	1,745,232

79,550	PepsiCo, Inc.	4,848,573
	Total Beverages	11,988,959

32	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology – 0.6%

34,190	Amgen Inc., (2)	$1,798,394

1,100	Biogen Idec Inc., (2)	52,195

800	Cephalon, Inc., (2)	45,400

200	Genzyme Corporation, (2)	10,154
	Total Biotechnology	1,906,143
	Building Products – 0.4%

800	Armstrong World Industries Inc., (2)	24,144

104,150	Masco Corporation	1,120,654

2,200	Owens Corning, (2)	65,802

1,000	USG Corporation, (2)	12,080
	Total Building Products	1,222,680
	Capital Markets – 2.1%

4,100	Ameriprise Financial, Inc.	148,133

11,300	Bank of New York Company, Inc.	278,997

300	BlackRock Inc.	43,020

3,700	E*Trade Group Inc., (2)	43,734

200	Federated Investors Inc.	4,142

100	GLG Partners Inc., (2)	438

10,200	Goldman Sachs Group, Inc.	1,338,954

78,200	Invesco LTD	1,316,106

1,100	Janus Capital Group Inc.	9,768

1,100	Jefferies Group, Inc.	23,188

55,800	Legg Mason, Inc.	1,564,074

5,300	Morgan Stanley	123,013

900	Northern Trust Corporation	42,030

2,700	Raymond James Financial Inc.	66,663

2,300	State Street Corporation	77,786

67,650	TD Ameritrade Holding Corporation, (2)	1,035,045
	Total Capital Markets	6,115,091
	Chemicals – 1.0%

2,700	Ashland Inc.	125,334

2,000	Cabot Corporation	48,220

100	CF Industries Holdings, Inc.	6,345

1,700	Cytec Industries, Inc.	67,983

27,500	Dow Chemical Company	652,300

11,800	E.I. Du Pont de Nemours and Company	408,162

20,610	Eastman Chemical Company	1,099,750

300	FMC Corporation	17,229

7,300	Huntsman Corporation	63,291

100	Intrepid Potash Inc., (2)	1,957

3,100	PPG Industries, Inc.	187,271

1,400	RPM International, Inc.	24,976

800	Sherwin-Williams Company	55,352

100	Sigma-Aldrich Corporation	4,983

1,900	Valspar Corporation	57,228
	Total Chemicals	2,820,381

Nuveen Investments	33

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Commercial & Professional Services – 0.0%

1,600	Corrections Corporation of America, (2)	$30,528
	Commercial Banks – 7.8%

126,597	Associated Banc-Corp.	1,552,079

1,100	BancorpSouth Inc.	19,668

600	Bank of Hawaii Corporation	29,010

122,640	BB&T Corporation	3,226,658

500	BOK Financial Corporation	23,735

4,400	Capitalsource Inc.	20,944

5,200	CIT Group Inc., (2)	176,072

1,100	City National Corporation	56,353

4,700	Comerica Incorporated	173,101

1,200	Commerce Bancshares, Inc.	43,188

800	Cullen/Frost Bankers, Inc.	41,120

5,400	East West Bancorp Inc.	82,350

166,250	Fifth Third Bancorp.	2,043,213

100	First Citizens BancShares, Inc.	19,233

3,200	First Horizon National Corporation, (2)	36,640

5,500	Fulton Financial Corporation	53,075

21,700	Huntington BancShares, Inc.	120,218

28,600	KeyCorp.	219,934

1,900	M&T Bank Corporation	161,405

13,200	Marshall and Ilsley Corporation	94,776

13,600	PNC Financial Services Group, Inc.	768,400

14,400	Popular, Inc., (2)	38,592

50,300	Regions Financial Corporation	330,974

21,600	SunTrust Banks, Inc.	503,280

10,100	Synovus Financial Corp.	25,654

2,200	TCF Financial Corporation	36,542

302,070	U.S. Bancorp	6,751,265

3,300	Valley National Bancorp.	44,946

237,170	Wells Fargo & Company	6,071,552

1,500	Wilmington Trust Corporation	16,635

6,000	Zions Bancorporation	129,420
	Total Commercial Banks	22,910,032
	Commercial Services & Supplies – 0.6%

1,800	Avery Dennison Corporation	57,834

1,900	Cintas Corporation	45,543

1,000	Covanta Holding Corporation	16,590

300	KAR Auction Services Inc., (2)	3,711

3,400	Pitney Bowes Inc.	74,664

5,800	R.R. Donnelley & Sons Company	94,946

43,810	Republic Services, Inc.	1,302,471

100	St Joe Company, (2)	2,316

300	Waste Connections Inc., (2)	10,467

8,500	Waste Management, Inc.	265,965
	Total Commercial Services & Supplies	1,874,507

34	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 1.7%

2,400	Brocade Communications Systems Inc., (2)	$12,384

123,950	Cisco Systems, Inc., (2)	2,641,375

1,300	CommScope Inc., (2)	30,901

1,100	Echostar Holding Corporation, Class A, (2)	20,988

19,300	Motorola, Inc., (2)	125,836

69,000	QUALCOMM, Inc.	2,265,960

13,000	Tellabs Inc.	83,070
	Total Communications Equipment	5,180,514
	Computers & Peripherals – 2.1%

900	Diebold Inc.	24,525

78,640	Hewlett-Packard Company	3,403,539

3,300	Lexmark International, Inc., Class A, (2)	108,999

121,340	Seagate Technology, (2)	1,582,274

35,430	Western Digital Corporation, (2)	1,068,569
	Total Computers & Peripherals	6,187,906
	Construction & Engineering – 0.4%

300	AECOM Technology Corporation, (2)	6,918

1,500	Chicago Bridge & Iron Company N.V., (2)	28,215

1,500	Fluor Corporation	63,750

300	Jacobs Engineering Group, Inc., (2)	10,932

2,200	KBR Inc.	44,748

800	Quanta Services Incorporated, (2)	16,520

28,970	Shaw Group Inc., (2)	991,353

700	URS Corporation, (2)	27,545
	Total Construction & Engineering	1,189,981
	Construction Materials – 0.0%

1,700	Vulcan Materials Company	74,511
	Consumer Finance – 1.0%

2,600	Americredit Corp., (2)	47,372

67,370	Capital One Financial Corporation	2,715,011

14,200	Discover Financial Services	198,516

11,600	SLM Corporation, (2)	120,524
	Total Consumer Finance	3,081,423
	Containers & Packaging – 0.6%

1,200	AptarGroup Inc.	45,384

1,100	Ball Corporation	58,113

1,800	Bemis Company, Inc.	48,600

500	Greif Inc.	27,770

51,700	Owens-Illinois, Inc., (2)	1,367,465

2,200	Packaging Corp. of America	48,444

200	Pactiv Corporation, (2)	5,570

2,200	Sealed Air Corporation	43,384

1,900	Sonoco Products Company	57,912

2,600	Temple-Inland Inc.	53,742
	Total Containers & Packaging	1,756,384

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Distributors – 0.0%

2,800	Genuine Parts Company	$110,460
	Diversified Consumer Services – 0.0%

300	Education Management Corporation, (2)	4,575

2,600	H & R Block Inc.	40,794

7,300	Service Corporation International	54,020
	Total Diversified Consumer Services	99,389
	Diversified Financial Services – 4.8%

485,160	Bank of America Corporation	6,971,749

312,300	Citigroup Inc., (2)	1,174,248

4,170	CME Group, Inc.	1,174,064

400	Interactive Brokers Group, Inc., (2)	6,640

133,500	JPMorgan Chase & Co.	4,887,435

2,000	Leucadia National Corporation, (2)	39,020

900	Nasdaq Stock Market, Inc., (2)	16,002

2,300	New York Stock Exchange Euronext	63,549
	Total Diversified Financial Services	14,332,707
	Diversified REIT – 0.1%

2,400	Liberty Property Trust	69,240

3,700	Vornado Realty Trust	269,915
	Total Diversified REIT	339,155
	Diversified Telecommunication Services – 2.5%

97,300	AT&T Inc.	2,353,687

84,200	BCE INC.	2,464,534

25,900	CenturyTel, Inc.	862,729

4,600	Frontier Communications Corporation	32,706

15,400	Level 3 Communications Inc., (2)	16,786

44,800	Qwest Communications International Inc.	235,200

43,900	Verizon Communications Inc.	1,230,078

6,500	Windstream Corporation	68,640
	Total Diversified Telecommunication Services	7,264,360
	Electric Utilities – 1.5%

2,000	Allegheny Energy, Inc.	41,360

9,900	American Electric Power Company, Inc.	319,770

2,200	DPL Inc.	52,580

26,400	Duke Energy Corporation	422,400

6,200	Edison International	196,664

2,800	Entergy Corporation	200,536

41,210	Exelon Corporation	1,564,744

4,300	FirstEnergy Corp.	151,489

2,700	Great Plains Energy Incorporated	45,954

1,900	Hawaiian Electric Industries	43,282

100	ITC Holdings Corporation	5,291

5,000	NextEra Energy Inc.	243,800

3,900	Northeast Utilities	99,372

4,600	NV Energy Inc.	54,326

36	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

5,400	Pepco Holdings, Inc.	$84,672

2,700	Pinnacle West Capital Corporation	98,172

4,300	PPL Corporation	107,285

5,500	Progress Energy, Inc.	215,710

14,800	Southern Company	492,544

2,700	Westar Energy Inc.	58,347
	Total Electric Utilities	4,498,298
	Electrical Equipment – 0.7%

500	General Cable Corporation, (2)	13,325

700	Hubbell Incorporated, Class B	27,783

200	Regal-Beloit Corporation	11,156

38,470	Rockwell Automation, Inc.	1,888,492

800	Thomas & Betts Corporation, (2)	27,760
	Total Electrical Equipment	1,968,516
	Electronic Components – 0.1%

1,000	AVX Group	12,820

20,700	Corning Incorporated	334,305

5,100	Vishay Intertechnology Inc., (2)	39,474
	Total Electronic Components	386,599
	Electronic Equipment & Instruments – 0.1%

1,900	Arrow Electronics, Inc., (2)	42,465

2,800	Avnet Inc., (2)	67,508

1,600	Ingram Micro, Inc., Class A, (2)	24,304

1,300	Jabil Circuit Inc.	17,290

2,600	Molex Inc.	47,424

1,300	Tech Data Corporation, (2)	46,306
	Total Electronic Equipment & Instruments	245,297
	Energy Equipment & Services – 0.7%

500	Atwood Oceanics Inc., (2)	12,760

2,000	Baker Hughes Incorporated	83,140

1,300	Cooper Cameron Corporation, (2)	42,276

500	Diamond Offshore Drilling, Inc.	31,095

100	Dresser Rand Group, Inc., (2)	3,155

1,300	Exterran Holdings, Inc., (2)	33,553

43,540	Halliburton Company	1,068,907

1,200	Helmerich & Payne Inc.	43,824

2,100	Nabors Industries Inc., (2)	37,002

5,100	National-Oilwell Varco Inc.	168,657

400	Oceaneering International Inc., (2)	17,960

1,200	Oil States International Inc., (2)	47,496

1,700	Patterson-UTI Energy, Inc.	21,879

1,300	Pride International Inc., (2)	29,042

2,200	Rowan Companies Inc., (2)	48,268

200	SeaCor Smit Inc., (2)	14,132

4,200	Smith International, Inc.	158,130

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

600	Superior Energy Services, Inc., (2)	$11,202

700	Tidewater Inc.	27,104

700	Unit Corporation, (2)	28,413

1,800	Weatherford International Ltd., (2)	23,652
	Total Energy Equipment & Services	1,951,647
	Food & Staples Retailing – 0.8%

800	BJ’s Wholesale Club, (2)	29,608

19,200	CVS Caremark Corporation	562,944

62,450	Kroger Co.	1,229,641

6,600	Safeway Inc.	129,756

4,300	SUPERVALU INC.	46,612

1,100	Walgreen Co.	29,370

8,800	Wal-Mart Stores, Inc.	423,016
	Total Food & Staples Retailing	2,450,947
	Food Products – 2.3%

5,000	Archer-Daniels-Midland Company	129,100

1,000	Bunge Limited	49,190

1,300	Campbell Soup Company	46,579

8,100	ConAgra Foods, Inc.	188,892

1,600	Corn Products International, Inc.	48,480

2,300	Dean Foods Company, (2)	23,161

6,000	Del Monte Foods Company	86,340

700	Flowers Foods Inc.	17,101

5,100	General Mills, Inc.	181,152

3,000	H.J. Heinz Company	129,660

24,690	Hershey Foods Corporation	1,183,392

900	Hormel Foods Corporation	36,432

2,100	JM Smucker Company	126,462

400	Kellogg Company	20,120

23,100	Kraft Foods Inc.	646,800

1,100	McCormick & Company, Incorporated	41,756

36,980	Mead Johnson Nutrition Company, Class A Shares	1,853,438

600	Ralcorp Holdings Inc., (2)	32,880

4,600	Sara Lee Corporation	64,860

3,200	Smithfield Foods, Inc., (2)	47,680

104,910	Tyson Foods, Inc., Class A	1,719,475
	Total Food Products	6,672,950
	Gas Utilities – 0.2%

1,800	AGL Resources Inc.	64,476

2,100	Atmos Energy Corporation	56,784

1,200	Energen Corporation	53,196

100	EQT Corporation	3,614

1,700	National Fuel Gas Company	77,996

2,900	ONEOK, Inc.	125,425

3,500	Questar Corporation	159,215

38	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities (continued)

1,800	UGI Corporation	$45,792
	Total Gas Utilities	586,498
	Health Care Equipment & Supplies – 1.5%

700	Baxter International, Inc.	28,448

700	Beckman Coulter, Inc.	42,203

10,100	Boston Scientific Corporation, (2)	58,580

3,900	CareFusion Corporation, (2)	88,530

700	Cooper Companies, Inc.	27,853

74,050	Covidien PLC	2,975,329

200	Hill Rom Holdings Inc.	6,086

54,030	Hologic Inc., (2)	752,638

700	Inverness Medical Innovation, (2)	18,662

1,500	Kinetic Concepts Inc., (2)	54,765

3,500	Medtronic, Inc.	126,945

600	Teleflex Inc.	32,568

3,400	Zimmer Holdings, Inc., (2)	183,770
	Total Health Care Equipment & Supplies	4,396,377
	Health Care Providers & Services – 1.6%

6,100	Aetna Inc.	160,918

1,800	Brookdale Senior Living Inc., (2)	27,000

5,100	Cardinal Health, Inc.	171,411

6,400	CIGNA Corporation	198,784

1,000	Community Health Systems, Inc., (2)	33,810

3,000	Coventry Health Care, Inc., (2)	53,040

11,550	Davita Inc., (2)	721,182

2,400	Health Net Inc., (2)	58,488

4,600	Humana Inc., (2)	210,082

1,400	Lifepoint Hospitals Inc., (2)	43,960

26,877	Lincare Holdings	873,771

20,260	McKesson HBOC Inc.	1,360,662

1,100	Omnicare, Inc.	26,070

200	Quest Diagnostics Incorporated	9,954

4,200	Tenet Healthcare Corporation, (2)	18,228

15,700	UnitedHealth Group Incorporated	445,880

2,200	Universal Health Services, Inc., Class B	83,930

6,900	Wellpoint Inc., (2)	337,617
	Total Health Care Providers & Services	4,834,787
	Hotels, Restaurants & Leisure – 0.4%

200	Brinker International Inc.	2,892

6,800	Carnival Corporation	205,632

400	Choice Hotels International, Inc.	12,084

1,900	Hyatt Hotels Corporation, Class A, (2)	70,471

300	Intl Speedway Corporation	7,728

9,500	McDonald’s Corporation	625,765

6,200	MGM Mirage Inc., (2)	59,768

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

400	Penn National Gaming, Inc., (2)	$9,240

3,100	Royal Caribbean Cruises Limited, (2)	70,587

2,800	Wendy’s International, Inc.	11,200

6,500	Wyndham Worldwide Corporation	130,910
	Total Hotels, Restaurants & Leisure	1,206,277
	Household Durables – 0.8%

5,200	D.R. Horton, Inc.	51,116

3,000	Fortune Brands Inc.	117,540

3,100	Garmin Limited	90,458

800	Harman International Industries Inc., (2)	23,912

2,600	Jarden Corporation	69,862

800	KB Home	8,800

1,800	Leggett and Platt Inc.	36,108

5,400	Lennar Corporation, Class A	75,114

400	MDC Holdings Inc.	10,780

1,300	Mohawk Industries Inc., (2)	59,488

88,380	Newell Rubbermaid Inc.	1,293,883

5,400	Pulte Corporation, (2)	44,712

4,100	Stanley Black & Decker Inc.	207,132

1,600	Toll Brothers Inc., (2)	26,176

1,800	Whirlpool Corporation	158,076
	Total Household Durables	2,273,157
	Household Products – 0.9%

100	Clorox Company	6,216

1,000	Colgate-Palmolive Company	78,760

800	Energizer Holdings Inc., (2)	40,224

1,400	Kimberly-Clark Corporation	84,882

42,200	Procter & Gamble Company	2,531,156
	Total Household Products	2,741,238
	Independent Power Producers & Energy Traders – 0.9%

9,500	AES Corporation, (2)	87,780

1,900	Calpine Corporation, (2)	24,168

71,900	Constellation Energy Group	2,318,775

3,200	Mirant Corporation, (2)	33,792

5,200	NRG Energy Inc., (2)	110,292

100	Ormat Technologies Inc.	2,829

3,200	RRI Energy Inc., (2)	12,128
	Total Independent Power Producers & Energy Traders	2,589,764
	Industrial Conglomerates – 1.2%

1,600	Carlisle Companies Inc.	57,808

159,200	General Electric Company	2,295,664

300	McDermott International Inc., (2)	6,498

47,100	Textron Inc.	799,287

8,700	Tyco International Ltd.	306,501
	Total Industrial Conglomerates	3,465,758

40	Nuveen Investments

Shares	Description (1)	Value

	Industrial REIT – 0.1%

3,400	AMB Property Corp.	$80,614

9,500	ProLogis	96,235
	Total Industrial REIT	176,849
	Insurance – 6.8%

28,900	Ace Limited	1,487,772

49,750	AFLAC Incorporated	2,122,833

100	Alleghany Corporation, Term Loan, (2)	29,330

1,200	Allied World Assurance Holdings	54,456

56,420	Allstate Corporation	1,620,947

2,300	American Financial Group Inc.	62,836

2,400	American International Group, (2)	82,656

200	American National Insurance Company	16,194

55,600	Aon Corporation	2,063,872

1,300	Arch Capital Group Limited, (2)	96,850

1,200	Arthur J. Gallagher & Co.	29,256

1,800	Aspen Insurance Holdings Limited	44,532

2,600	Assurant Inc.	90,220

3,700	Assured Guaranty Limited	49,099

2,100	Axis Capital Holdings Limited	62,412

24,700	Berkshire Hathaway Inc., Class B, (2)	1,968,343

500	Brown & Brown Inc.	9,570

6,800	Chubb Corporation	340,068

3,200	Cincinnati Financial Corporation	82,784

900	CNA Financial Corporation, (2)	23,004

1,100	Endurance Specialty Holdings, Limited	41,283

200	Erie Indemnity Company	9,100

1,000	Everest Reinsurance Group Ltd.	70,720

3,600	Fidelity National Title Group Inc., Class A	46,764

20,300	Genworth Financial Inc., Class A, (2)	265,321

900	Hanover Insurance Group Inc.	39,150

13,200	Hartford Financial Services Group, Inc.	292,116

1,700	HCC Insurance Holdings Inc.	42,092

90,473	Lincoln National Corporation	2,197,589

6,900	Loews Corporation	229,839

200	Markel Corporation, (2)	68,000

500	Marsh & McLennan Companies, Inc.	11,275

3,800	MBIA Inc., (2)	21,318

600	Mercury General Corporation	24,864

7,500	MetLife, Inc.	283,200

149,215	Old Republic International Corporation	1,809,978

700	OneBeacon Insurance Group Limited, Class A	10,024

1,600	PartnerRe Limited	112,224

7,700	Principal Financial Group, Inc.	180,488

11,300	Progressive Corporation	211,536

3,500	Protective Life Corporation	74,865

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Insurance (continued)

43,550	Prudential Financial, Inc.	$2,336,893

2,000	Reinsurance Group of America Inc.	91,420

1,100	RenaisasnceRE Holdings, Limited	61,897

1,200	StanCorp Financial Group Inc.	48,648

1,300	Symetra Financial Corporation	15,600

1,900	Torchmark Corporation	94,069

1,500	Transatlantic Holdings Inc.	71,940

8,700	Travelers Companies, Inc.	428,475

1,300	Unitrin, Inc.	33,280

8,000	Unum Group	173,600

1,400	Valdius Holdings Limited	34,188

200	White Mountain Insurance Group	64,840

2,200	WR Berkley Corporation	58,212

9,400	XL Capital Ltd, Class A	150,494
	Total Insurance	20,042,336
	Internet & Catalog Retail – 0.1%

2,000	Expedia, Inc.	37,560

26,300	Liberty Media Holding Corporation Interactive, Class A, (2)	276,150
	Total Internet & Catalog Retail	313,710
	Internet Software & Services – 0.1%

1,700	AOL Inc., (2)	35,343

10,400	eBay Inc., (2)	203,944

1,300	IAC/InterActiveCorp., (2)	28,561

900	Monster Worldwide Inc., (2)	10,485

3,800	Yahoo! Inc., (2)	52,554
	Total Internet Software & Services	330,887
	IT Services – 1.8%

49,550	Accenture Limited	1,915,108

2,800	Amdocs Limited, (2)	75,180

200	Broadridge Financial Solutions, Inc.	3,810

3,100	Computer Sciences Corporation	140,275

1,700	Convergys Corporation, (2)	16,677

3,400	CoreLogic Inc.	60,044

6,700	Fidelity National Information Services	179,694

600	Fiserv, Inc., (2)	27,396

5,140	International Business Machines Corporation (IBM)	634,687

2,100	Total System Services Inc.	28,560

33,290	Visa Inc.	2,355,268
	Total IT Services	5,436,699
	Leisure Equipment & Products – 0.0%

3,200	Mattel, Inc.	67,712
	Life Sciences Tools & Services – 0.2%

300	Bio-Rad Laboratories Inc., (2)	25,947

400	Charles River Laboratories International, Inc., (2)	13,684

800	Life Technologies Corporation, (2)	37,800

42	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

1,300	Perkinelmer Inc.	$26,871

7,600	Thermo Fisher Scientific, Inc., (2)	372,780
	Total Life Sciences Tools & Services	477,082
	Machinery – 3.1%

700	AGCO Corporation, (2)	18,879

57,360	Caterpillar Inc.	3,445,615

600	CNH Global N.V.	13,590

1,100	Crane Company	33,231

17,000	Cummins Inc.	1,107,210

700	Danaher Corporation	25,984

400	Deere & Company	22,272

1,500	Dover Corporation	62,685

3,200	Eaton Corporation	209,408

100	Flowserve Corporation	8,480

100	Gardner Denver, Inc.	4,459

800	Harsco Corporation	18,800

200	IDEX Corporation	5,714

8,600	Ingersoll Rand Company Limited, Class A	296,614

400	Kennametal Inc.	10,172

49,940	Oshkosh Truck Corporation, (2)	1,556,130

35,900	Parker Hannifin Corporation	1,991,014

1,000	Pentair, Inc.	32,200

1,400	Snap-on Incorporated	57,274

800	SPX Corporation	42,248

2,700	Terex Corporation, (2)	50,598

700	Timken Company	18,193

2,600	Trinity Industries Inc.	46,072

600	Wabtec Corporation	23,934
	Total Machinery	9,100,776
	Marine – 0.0%

800	Alexander and Bald, Inc.	23,824

800	Kirby Corporation, (2)	30,600
	Total Marine	54,424
	Media – 4.8%

51,230	Cablevision Systems Corporation	1,230,032

19,900	CBS Corporation, Class B	257,307

600	Central European Media Enterprises Limited, (2)	11,940

2,000	Clear Channel Outdoor Holdings Inc., Class A, (2)	17,360

177,110	Comcast Corporation, Class A	3,076,401

28,050	DIRECTV Group, Inc., (2)	951,456

2,000	Discovery Communications Inc., Class A Shares, (2)	71,420

5,500	Echostar Communications Corporation, Variable Prepaid Forward	99,825

9,900	Gannett Company Inc.	133,254

100	Interactive Data Corporation	3,338

100	John Wiley and Sons Inc., Class A	3,867

Nuveen Investments	43

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Media (continued)

24,010	Lamar Advertising Company, (2)	$588,725

9,600	Liberty Global Inc., A Shares, (2)	249,504

3,100	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	129,921

1,200	Liberty Media Starz, (2)	62,208

12,160	Madison Square Garden Inc., (2)	239,187

700	McGraw-Hill Companies, Inc.	19,698

400	Meredith Corporation	12,452

3,100	New York Times, Class A, (2)	26,815

36,600	News Corporation, Class A	437,736

1,000	Omnicom Group, Inc.	34,300

1,300	Regal Entertainment Group, Class A	16,952

3,700	Thomson Corporation	132,571

11,800	Time Warner Cable, Class A	614,544

23,000	Time Warner Inc.	664,930

122,600	Viacom Inc., Class B	3,845,962

9,600	Virgin Media, Inc.	160,224

37,800	Walt Disney Company	1,190,700

100	Washington Post Company	41,048
	Total Media	14,323,677
	Metals & Mining – 2.7%

500	AK Steel Holding Corporation	5,960

14,100	Alcoa Inc.	141,846

18,390	Cliffs Natural Resources Inc.	867,272

1,500	Commercial Metals Company	19,830

26,133	Freeport-McMoRan Copper & Gold, Inc.	1,545,244

1,200	Gerdau AmeriSteel Corporation, (2)	13,080

53,850	Newmont Mining Corporation	3,324,699

1,400	Nucor Corporation	53,592

1,500	Reliance Steel & Aluminum Company	54,225

400	Royal Gold, Inc.	19,200

100	Schnitzer Steel Industries, Inc.	3,920

66,134	Steel Dynamics Inc.	872,307

23,770	United States Steel Corporation	916,334

400	Walter Industries Inc.	24,340
	Total Metals & Mining	7,861,849
	Mortgage REIT – 0.1%

18,100	Annaly Capital Management Inc.	310,415

16,400	Chimera Investments Corporation	59,204
	Total Mortgage REIT	369,619
	Multiline Retail – 0.5%

2,500	J.C. Penney Company, Inc.	53,700

1,100	Kohl’s Corporation, (2)	52,250

70,560	Macy’s, Inc.	1,263,024
1,400	Sears Holding Corporation, (2)	90,510
	Total Multiline Retail	1,459,484

44	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities – 1.0%

2,700	Alliant Energy Corporation	$85,698

5,300	Ameren Corporation	125,981

10,700	CenterPoint Energy, Inc.	140,812

5,500	CMS Energy Corporation	80,575

5,700	Consolidated Edison, Inc.	245,670

11,500	Dominion Resources, Inc.	445,510

4,900	DTE Energy Company	223,489

2,500	Integrys Energy Group, Inc.	109,350

2,300	MDU Resources Group Inc.	41,469

7,700	NiSource Inc.	111,650

2,000	NSTAR	70,000

2,400	OGE Energy Corp.	87,744

6,800	PG&E Corporation	279,480

5,900	Public Service Enterprise Group Incorporated	184,847

2,300	Scana Corporation	82,248

3,000	Sempra Energy	140,370

5,500	TECO Energy, Inc.	82,885

1,300	Vectren Corporation	30,758

2,100	Wisconsin Energy Corporation	106,554

9,200	Xcel Energy, Inc.	189,612
	Total Multi-Utilities	2,864,702
	Office Electronics – 0.1%

31,700	Xerox Corporation	254,868

400	Zebra Technologies Corporation, Class A, (2)	10,148
	Total Office Electronics	265,016
	Office REIT – 0.7%

1,200	Alexandria Real Estate Equities Inc.	76,044

20,030	Boston Properties, Inc.	1,428,940

3,700	Brandywine Realty Trust	39,775

1,000	Corporate Office Properties	37,760

100	Digital Realty Trust Inc.	5,768

3,400	Douglas Emmett Inc.	48,348

4,300	Duke Realty Corporation	48,805

7,500	HRPT Properties Trust	46,575

1,800	Mack-Cali Realty Corporation	53,514

1,400	Piedmont Office Realty Trust	26,222

2,900	SL Green Realty Corporation	159,616
	Total Office REIT	1,971,367
	Oil, Gas & Consumable Fuels – 10.2%

1,900	Alpha Natural Resources Inc., (2)	64,353

8,200	Anadarko Petroleum Corporation	295,938

20,350	Apache Corporation	1,713,267

700	Arch Coal Inc.	13,867

600	Atlas Energy Inc, (2)	16,242

900	Cabot Oil & Gas Corporation	28,188

Nuveen Investments	45

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

54,800	Chesapeake Energy Corporation	$1,148,060

76,900	Chevron Corporation	5,218,434

300	Cobalt International Energy, Inc., (2)	2,235

200	Comstock Resources Inc., (2)	5,544

93,100	ConocoPhillips	4,570,279

800	CONSOL Energy Inc.	27,008

24,420	Continental Resources Inc., (2)	1,089,620

2,000	Denbury Resources Inc., (2)	29,280

27,160	Devon Energy Corporation	1,654,587

8,800	El Paso Corporation	97,768

8,304	Exxon Mobil Corporation	473,909

800	Forest Oil Corporation, (2)	21,888

300	Frontier Oil Corporation	4,035

200	Frontline Limited	5,708

26,140	Hess Corporation	1,315,888

200	Holly Corporation	5,316

102,900	Marathon Oil Corporation	3,199,161

2,600	Mariner Energy Inc., (2)	55,848

2,100	Massey Energy Company	57,435

1,700	Murphy Oil Corporation	84,235

49,430	Newfield Exploration Company, (2)	2,415,150

1,300	Noble Energy, Inc.	78,429

69,913	Occidental Petroleum Corporation	5,393,788

2,900	Peabody Energy Corporation	113,477

300	Petrohawk Energy Corporation, (2)	5,091

3,800	Pioneer Natural Resources Company	225,910

1,100	Plains Exploration & Production Company, (2)	22,671

1,500	Quicksilver Resources Inc., (2)	16,500

900	SandRidge Energy Inc., (2)	5,247

600	SM Energy Company	24,096

2,500	Southern Union Company	54,650

12,300	Spectra Energy Corporation	246,861

1,200	Sunoco, Inc.	41,724

1,200	Teekay Shipping Corporation	31,404

2,000	Tesoro Corporation	23,340

4,600	Valero Energy Corporation	82,708

1,400	Whiting Petroleum Corporation, (2)	109,788

6,400	Williams Companies, Inc.	116,992
	Total Oil, Gas & Consumable Fuels	30,205,919
	Paper & Forest Products – 0.1%

2,400	Domtar Corporation	117,960

2,900	International Paper Company	65,627

4,700	MeadWestvaco Corporation	104,340

3,100	Weyerhaeuser Company	109,120
	Total Paper & Forest Products	397,047

46	Nuveen Investments

Shares	Description (1)	Value

	Personal Products – 0.0%

900	Alberto Culver Company	$24,381

1,000	NBTY Inc., (2)	34,010
	Total Personal Products	58,391
	Pharmaceuticals – 7.7%

1,800	Abbott Laboratories	84,204

114,050	Bristol-Myers Squibb Company	2,844,407

9,100	Eli Lilly and Company	304,850

2,000	Endo Pharmaceuticals Holdings Inc., (2)	43,640

3,100	Forest Laboratories, Inc., (2)	85,033

59,650	Johnson & Johnson	3,522,929

2,400	King Pharmaceuticals Inc., (2)	18,216

150,689	Merck & Company Inc.	5,269,594

1,200	Mylan Laboratories Inc., (2)	20,448

343,800	Pfizer Inc.	4,902,588

113,800	Sanofi-Aventis, ADR	3,420,828

53,730	Watson Pharmaceuticals Inc., (2)	2,179,826
	Total Pharmaceuticals	22,696,563
	Professional Services – 0.2%

1,600	Equifax Inc.	44,896

800	Manpower Inc.	34,544

21,650	Robert Half International Inc.	509,858

500	Towers Watson & Company, Class A Shares	19,425
	Total Professional Services	608,723
	Real Estate Management & Devlopment – 0.0%

4,700	Forest City Enterprises, Inc., (2)	53,204
	Residential REIT – 0.3%

2,000	Apartment Investment & Management Company, Class A	38,740

2,100	AvalonBay Communities, Inc.	196,077

1,800	BRE Properties, Inc.	66,474

1,600	Camden Property Trust	65,360

8,200	Equity Residential	341,448

500	Essex Property Trust Inc.	48,770

4,700	UDR Inc.	89,911
	Total Residential REIT	846,780
	Retail REIT – 0.9%

7,500	Developers Diversified Realty Corporation	74,250

500	Federal Realty Investment Trust	35,135

1,600	General Growth Properties Inc.	21,216

70,900	Kimco Realty Corporation	952,896

4,900	Macerich Company	182,868

2,500	Realty Income Corporation	75,825

1,000	Regency Centers Corporation	34,400

2,100	Simon Property Group, Inc.	169,575

25,720	Taubman Centers Inc.	967,844

2,700	Weingarten Realty Trust	51,435
	Total Retail REIT	2,565,444

Nuveen Investments	47

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Road & Rail – 1.5%

500	Con-Way, Inc.	$15,010

21,500	CSX Corporation	1,067,045

1,000	Hertz Global Holdings Inc., (2)	9,460

1,600	Kansas City Southern Industries, (2)	58,160

48,300	Norfolk Southern Corporation	2,562,315

900	Ryder System, Inc.	36,207

9,300	Union Pacific Corporation	646,443
	Total Road & Rail	4,394,640
	Semiconductors & Equipment – 3.0%

12,300	Advanced Micro Devices, Inc., (2)	90,036

700	Atmel Corporation, (2)	3,360

3,000	Fairchild Semiconductor International Inc., Class A, (2)	25,230

157,380	Intel Corporation	3,061,041

1,400	International Rectifier Corporation, (2)	26,054

1,000	Intersil Holding Corporation, Class A	12,110

53,030	KLA-Tencor Corporation	1,478,476

8,000	LSI Logic Corporation, (2)	36,800

57,890	Marvell Technology Group Ltd., (2)	912,346

200	MEMC Electronic Materials, (2)	1,976

26,600	Micron Technology, Inc., (2)	225,834

200	National Semiconductor Corporation	2,692

200	Novellus Systems, Inc., (2)	5,072

1,600	PMC-Sierra, Inc., (2)	12,032

600	SunPower Corporation, (2)	7,260

129,850	Texas Instruments Incorporated	3,022,908
	Total Semiconductors & Equipment	8,923,227
	Software – 0.4%

2,100	Activision Blizzard Inc.	22,029

1,000	CA Inc.	18,400

1,200	Compuware Corporation, (2)	9,576

38,700	Microsoft Corporation	890,487

5,900	Novell Inc., (2)	33,512

3,500	Symantec Corporation, (2)	48,580

1,600	Synopsys Inc., (2)	33,392
	Total Software	1,055,976
	Specialized REIT – 0.3%

6,200	Health Care Property Investors Inc.	199,950

2,400	Health Care REIT, Inc.	101,088

3,600	Hospitality Properties Trust	75,960

14,400	Host Hotels & Resorts Inc.	194,112

2,300	Nationwide Health Properties, Inc.	82,271

1,000	Plum Creek Timber Company	34,530

300	Public Storage, Inc.	26,373

900	Rayonier Inc.	39,618

2,600	Senior Housing Properties Trust	52,286

48	Nuveen Investments

Shares	Description (1)	Value

	Specialized REIT (continued)

2,700	Ventas Inc.	$126,765
	Total Specialized REIT	932,953
	Specialty Retail – 2.0%

200	Aaron Rents Inc.	3,414

300	Abercrombie & Fitch Co., Class A	9,207

1,400	American Eagle Outfitters, Inc.	16,450

800	AutoNation Inc., (2)	15,600

4,100	Foot Locker, Inc.	51,742

1,600	GameStop Corporation, (2)	30,064

900	Gap, Inc.	17,514

33,540	Home Depot, Inc.	941,468

166,800	Lowe’s Companies, Inc.	3,406,056

4,500	Office Depot, Inc., (2)	18,180

2,600	RadioShack Corporation	50,726

2,700	Signet Jewelers Limited, (2)	74,250

47,380	Williams-Sonoma Inc.	1,175,972
	Total Specialty Retail	5,810,643
	Textiles, Apparel & Luxury Goods – 0.0%

1,900	VF Corporation	135,242
	Thrifts & Mortgage Finance – 0.1%

200	Capitol Federal Financial	6,632

2,600	First Niagara Financial Group Inc.	32,578

5,000	Hudson City Bancorp, Inc.	61,200

11,500	New York Community Bancorp, Inc.	175,605

2,500	People’s United Financial, Inc.	33,750

1,100	TFS Financial Corporation	13,651

2,000	Washington Federal Inc.	32,360
	Total Thrifts & Mortgage Finance	355,776
	Tobacco – 1.3%

16,500	Altria Group, Inc.	330,660

28,570	Lorillard Inc.	2,056,469

24,970	Philip Morris International	1,144,625

3,700	Reynolds American Inc.	192,844
	Total Tobacco	3,724,598
	Trading Companies & Distributors – 0.0%

700	GATX Corporation	18,676

800	WESCO International Inc., (2)	26,936
	Total Trading Companies & Distributors	45,612
	Water Utilities – 0.0%

3,100	American Water Works Company	63,860

1,700	Aqua America Inc.	30,056
	Total Water Utilities	93,916
	Wireless Telecommunication Services – 1.1%

1,000	Clearwire Corporation, (2)	7,280

600	Leap Wireless International, Inc., (2)	7,788

Nuveen Investments	49

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)			Value

	Wireless Telecommunication Services (continued)

1,100	NII Holdings Inc., Class B, (2)			$35,772

58,900	Sprint Nextel Corporation, (2)			249,736

1,400	Telephone and Data Systems Inc.			42,546

300	United States Cellular Corporation, (2)			12,345

135,650	Vodafone Group PLC, Sponsored ADR			2,803,881
	Total Wireless Telecommunication Services			3,159,348
	Total Common Stocks (cost $278,258,317)			287,879,221

Shares	Description (1)			Value
	INVESTMENT COMPANIES – 0.3%

18,000	I-Shares Russell 1000 Value Index Fund			$975,780
	Total Investment Companies (cost $845,910)			975,780

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%

$6,352	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $6,352,349, collateralized by $6,325,000 U.S. Treasury Notes, 1.750%, due 1/31/14, value $6,483,125	0.000%	7/01/10	$6,352,349
	Total Short-Term Investments (cost $6,352,349)			6,352,349
	Total Investments (cost $285,456,576) – 99.9%			295,207,350
	Other Assets Less Liabilities – 0.1%			147,925
	Net Assets – 100%			$295,355,275

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

50	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.1%

	Aerospace & Defense – 2.5%

125,000	Lockheed Martin Corporation	$9,312,500
	Biotechnology – 4.3%

301,500	Amgen Inc., (2)	15,858,900
	Capital Markets – 0.5%

562,300	FBR Capital Markets Corporation, (2)	1,872,459
	Commercial Banks – 1.6%

520,200	Privatebancorp, Inc.	5,763,816
	Commercial Services & Supplies – 1.9%

325,100	Pitney Bowes Inc.	7,139,196
	Communications Equipment – 4.7%

2,700,000	Motorola, Inc., (2)	17,604,000
	Containers & Packaging – 0.9%

151,900	Packaging Corp. of America	3,344,838
	Diversified Financial Services – 4.0%

2,245,000	Citigroup Inc., (2)	8,441,200

180,000	JPMorgan Chase & Co.	6,589,800
	Total Diversified Financial Services	15,031,000
	Health Care Providers & Services – 1.2%

170,000	Aetna Inc.	4,484,600
	Independent Power Producers & Energy Traders – 1.7%

300,000	NRG Energy Inc., (2)	6,363,000
	Insurance – 16.2%

284,500	Aon Corporation	10,560,640

398,100	Genworth Financial Inc., Class A, (2)	5,203,167

375,000	Hartford Financial Services Group, Inc.	8,298,750

380,000	Loews Corporation	12,657,800

245,287	Reinsurance Group of America Inc.	11,212,069

324,500	Tower Group Inc.	6,986,485

249,100	Unum Group	5,405,470
	Total Insurance	60,324,381
	IT Services – 2.0%

772,000	Convergys Corporation, (2)	7,573,320
	Machinery – 4.4%

230,000	Ingersoll Rand Company Limited, Class A	7,932,700

178,500	Timken Company	4,639,215

216,700	Trinity Industries Inc.	3,839,924
	Total Machinery	16,411,839
	Media – 6.7%

300,050	CBS Corporation, Class B	3,879,647

950,000	Interpublic Group Companies, Inc., (2)	6,773,500

455,097	Viacom Inc., Class B	14,276,393
	Total Media	24,929,540
	Metals & Mining – 9.6%

307,199	AngloGold Ashanti Limited, Sponsored ADR	13,264,853

Nuveen Investments	51

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)			Value

	Metals & Mining (continued)

848,000	Aurizon Mines Ltd., (2)			$4,189,120

400,000	Barrick Gold Corporation			18,164,000
	Total Metals & Mining			35,617,973
	Mortgage REIT – 2.2%

550,000	Redwood Trust Inc.			8,052,000
	Oil, Gas & Consumable Fuels – 12.2%

155,000	Apache Corporation			13,049,450

405,200	Denbury Resources Inc., (2)			5,932,128

100,000	Hess Corporation			5,034,000

152,600	Noble Energy, Inc.			9,206,358

235,000	Petrohawk Energy Corporation, (2)			3,987,950

350,000	Talisman Energy Inc.			5,313,000

988,800	Warren Resources Inc., (2)			2,867,520
	Total Oil, Gas & Consumable Fuels			45,390,406
	Pharmaceuticals – 10.4%

600,000	Biovail Corporation			11,544,000

179,000	Merck & Company Inc.			6,259,630

749,400	Pfizer Inc.			10,686,444

339,500	Sanofi-Aventis, ADR			10,205,370
	Total Pharmaceuticals			38,695,444
	Semiconductors & Equipment – 1.2%

1,135,144	Mattson Technology, Inc., (2)			4,302,196
	Software – 6.7%

1,356,077	CA Inc.			24,951,816
	Tobacco – 2.2%

174,500	Philip Morris International			7,999,080
	Total Common Stocks (cost $378,898,044)			361,022,304

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.9%

$10,661	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $10,660,817, collateralized by $10,610,000 U.S. Treasury Notes, 1.750%, due 1/31/14, value $10,875,250	0.000%	7/01/10	$10,660,817
	Total Short-Term Investments (cost $10,660,817)			10,660,817
	Total Investments (cost $389,558,861) – 100.0%			371,683,121
	Other Assets Less Liabilities – (0.0)%			(35,831)
	Net Assets – 100%			$371,647,290

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

52	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 95.6%

	Aerospace & Defense – 3.8%

101,000	Lockheed Martin Corporation	$7,524,500

57,700	Raytheon Company	2,792,103
	Total Aerospace & Defense	10,316,603
	Biotechnology – 4.2%

218,700	Amgen Inc., (2)	11,503,620
	Chemicals – 1.4%

99,000	Mosaic Company	3,859,020
	Commercial Banks – 1.6%

175,400	Wells Fargo & Company	4,490,240
	Commercial Services & Supplies – 1.2%

150,000	Pitney Bowes Inc.	3,294,000
	Communications Equipment – 5.4%

2,250,000	Motorola, Inc., (2)	14,670,000
	Diversified Financial Services – 4.0%

1,550,000	Citigroup Inc., (2)	5,828,000

135,000	JPMorgan Chase & Co.	4,942,350
	Total Diversified Financial Services	10,770,350
	Diversified Telecommunication Services – 1.3%

122,000	Verizon Communications Inc.	3,418,440
	Energy Equipment & Services – 1.0%

109,000	Halliburton Company	2,675,950
	Food & Staples Retailing – 2.2%

88,100	CVS Caremark Corporation	2,583,092

175,000	Kroger Co.	3,445,750
	Total Food & Staples Retailing	6,028,842
	Health Care Providers & Services – 1.6%

170,050	Aetna Inc.	4,485,919
	Household Products – 2.1%

93,000	Kimberly-Clark Corporation	5,638,590
	Independent Power Producers & Energy Traders – 1.3%

164,000	NRG Energy Inc., (2)	3,478,440
	Insurance – 16.3%

165,000	Aon Corporation	6,124,800

300,000	Genworth Financial Inc., Class A, (2)	3,921,000

286,000	Hartford Financial Services Group, Inc.	6,329,180

154,400	Lincoln National Corporation	3,750,376

226,441	Loews Corporation	7,542,750

200,000	MetLife, Inc.	7,552,000

110,000	Travelers Companies, Inc.	5,417,500

180,300	Unum Group	3,912,510
	Total Insurance	44,550,116
	Machinery – 1.7%

134,000	Ingersoll Rand Company Limited, Class A	4,621,660

Nuveen Investments	53

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)			Value

	Media – 4.9%

200,000	CBS Corporation, Class B			$2,586,000

345,000	Viacom Inc., Class B			10,822,650
	Total Media			13,408,650
	Metals & Mining – 8.5%

230,001	AngloGold Ashanti Limited, Sponsored ADR			9,931,443

290,000	Barrick Gold Corporation			13,168,900
	Total Metals & Mining			23,100,343
	Oil, Gas & Consumable Fuels – 13.7%

125,000	Apache Corporation			10,523,750

186,800	Canadian Natural Resources Limited			6,207,364

81,000	Hess Corporation			4,077,540

120,000	Noble Energy, Inc.			7,239,600

67,975	Occidental Petroleum Corporation			5,244,271

275,000	Talisman Energy Inc.			4,174,500
	Total Oil, Gas & Consumable Fuels			37,467,025
	Pharmaceuticals – 8.8%

250,000	Merck & Company Inc.			8,742,500

550,000	Pfizer Inc.			7,843,000

245,000	Sanofi-Aventis, ADR			7,364,700
	Total Pharmaceuticals			23,950,200
	Road & Rail – 0.8%

32,000	Union Pacific Corporation			2,224,320
	Software – 7.8%

967,100	CA Inc.			17,794,640

150,000	Microsoft Corporation			3,451,500
	Total Software			21,246,140
	Tobacco – 2.0%

118,000	Philip Morris International			5,409,120
	Total Common Stocks (cost $274,588,733)			260,607,588

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.5%

$12,344	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $12,344,159, collateralized by $12,105,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $12,594,042	0.000%	7/01/10	$12,344,159
	Total Short-Term Investments (cost $12,344,159)			12,344,159
	Total Investments (cost $286,932,892) – 100.1%			272,951,747
	Other Assets Less Liabilities – (0.1)%			(404,200)
	Net Assets – 100%			$272,547,547

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

54	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Small/Mid-Cap Value Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.0%

	Building Products – 3.5%

35,900	Griffon Corporation, (2)	$397,054
	Chemicals – 0.6%

3,600	Intrepid Potash Inc., (2)	70,452
	Commercial Banks – 4.7%

16,300	Texas Capital BancShares, Inc., (2)	267,320

36,400	Western Alliance Bancorporation, (2)	260,988
	Total Commercial Banks	528,308
	Communications Equipment – 3.1%

67,550	Brocade Communications Systems Inc., (2)	348,558
	Containers & Packaging – 2.6%

5,050	Packaging Corp. of America	111,201

9,000	Temple-Inland Inc.	186,030
	Total Containers & Packaging	297,231
	Electrical Equipment – 5.4%

12,850	Belden Inc.	282,700

22,250	GrafTech International Ltd., (2)	325,295
	Total Electrical Equipment	607,995
	Electronic Equipment & Instruments – 7.8%

8,500	Arrow Electronics, Inc., (2)	189,975

8,400	Avnet Inc., (2)	202,524

14,100	Coherent Inc., (2)	483,628
	Total Electronic Equipment & Instruments	876,127
	Energy Equipment & Services – 1.9%

14,500	Acergy S.A., ADR	214,455
	Food & Staples Retailing – 2.7%

8,700	Casey’s General Stores, Inc.	303,630
	Food Products – 4.9%

9,000	Hormel Foods Corporation	364,320

4,050	Treehouse Foods Inc., (2)	184,923
	Total Food Products	549,243
	Health Care Providers & Services – 2.9%

13,800	Omnicare, Inc.	327,060
	Insurance – 13.8%

5,450	Allied World Assurance Holdings	247,321

7,600	Assurant Inc.	263,720

7,000	Hanover Insurance Group Inc.	304,500

4,700	HCC Insurance Holdings Inc.	116,372

6,050	Reinsurance Group of America Inc.	276,546

5,600	StanCorp Financial Group Inc.	227,024

3,650	Willis Group Holdings PLC	109,683
	Total Insurance	1,545,166
	Machinery – 10.7%

12,100	CIRCOR International Inc.	309,518

7,000	Gardner Denver, Inc.	312,130

5,900	Harsco Corporation	138,650

Nuveen Investments	55

Portfolio of Investments

Nuveen Small/Mid-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)			Value

	Machinery (continued)

3,400	Lincoln Electric Holdings Inc.			$173,366

3,050	Middleby Corporation, (2)			162,230

3,850	Timken Company			100,062
	Total Machinery			1,195,956
	Metals & Mining – 8.5%

27,400	Aurizon Mines Ltd., (2)			135,356

17,000	Globe Specialty Metals Inc., (2)			175,610

67,900	Northgate Minerals Corporation, (2)			203,700

5,900	Reliance Steel & Aluminum Company			213,285

4,750	Royal Gold, Inc.			228,000
	Total Metals & Mining			955,951
	Oil, Gas & Consumable Fuels – 6.1%

18,600	Denbury Resources Inc., (2)			272,304

18,600	Petroquest Energy Inc., (2)			125,736

7,000	SM Energy Company			281,120
	Total Oil, Gas & Consumable Fuels			679,160
	Paper & Forest Products – 1.7%

29,000	Wausau Paper Corp., (2)			196,330
	Personal Products – 3.5%

26,700	Elizabeth Arden, Inc., (2)			387,684
	Pharmaceuticals – 4.2%

24,800	Biovail Corporation			477,152
	Real Estate Management & Development – 1.6%

10,100	Forestar Real Estate Group Inc., (2)			181,396
	Semiconductors & Equipment – 3.0%

34,400	Teradyne Inc., (2)			335,400
	Thrifts & Mortgage Finance – 2.9%

9,900	Northwest Bancshares Inc.			113,553

15,650	People’s United Financial, Inc.			211,275
	Total Thrifts & Mortgage Finance			324,828
	Trading Companies & Distributors – 0.9%

3,150	WESCO International Inc., (2)			106,061
	Total Common Stocks (cost $9,795,282)			10,905,197

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.0%

$109	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $109,157, collateralized by $110,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $114,444	0.000%	7/01/10	$109,157
	Total Short-Term Investments (cost $109,157)			109,157
	Total Investments (cost $9,904,439) – 98.0%			11,014,354
	Other Assets Less Liabilities – 2.0%			220,453
	Net Assets – 100%			$11,234,807

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.1%

	Building Products – 4.1%

28,080	Gibraltar Industries Inc., (2)	$283,608

291,650	Griffon Corporation, (2)	3,225,649
	Total Building Products	3,509,257
	Commercial Banks – 7.7%

85,350	PacWest Bancorp.	1,562,759

106,500	Privatebancorp, Inc.	1,180,020

128,950	Texas Capital BancShares, Inc., (2)	2,114,780

237,450	Western Alliance Bancorporation, (2)	1,702,517
	Total Commercial Banks	6,560,076
	Communications Equipment – 3.1%

517,550	Brocade Communications Systems Inc., (2)	2,670,558
	Containers & Packaging – 2.1%

36,600	Packaging Corp. of America	805,932

48,050	Temple-Inland Inc.	993,194
	Total Containers & Packaging	1,799,126
	Electrical Equipment – 2.3%

89,300	Belden Inc.	1,964,600
	Electronic Equipment & Instruments – 5.8%

104,500	Coherent Inc., (2)	3,584,350

156,600	Keithley Instruments, Inc.	1,382,778
	Total Electronic Equipment & Instruments	4,967,128
	Energy Equipment & Services – 1.1%

64,750	Acergy S.A., ADR	957,653
	Food & Staples Retailing – 2.7%

65,250	Casey’s General Stores, Inc.	2,277,225
	Food Products – 2.6%

234,200	Smart Balance Inc., (2)	957,878

27,850	Treehouse Foods Inc., (2)	1,271,631
	Total Food Products	2,229,509
	Health Care Providers & Services – 1.8%

231,450	Skilled Healthcare Group Inc., (2)	1,571,546
	Hotels, Restaurants & Leisure – 5.5%

147,000	Bob Evans Farms	3,619,140

72,050	California Pizza Kitchen, Inc., (2)	1,091,558
	Total Hotels, Restaurants & Leisure	4,710,698
	Household Durables – 0.8%

61,000	Hooker Furniture Corporation	650,260
	Insurance – 10.2%

91,800	Aspen Insurance Holdings Limited	2,271,132

161,150	First Mercury Financial Corporation	1,704,967

30,900	Hanover Insurance Group Inc.	1,344,150

189,300	PMA Capital Corporation, Class A, (2)	1,239,915

52,500	StanCorp Financial Group Inc.	2,128,350
	Total Insurance	8,688,514

Nuveen Investments	57

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	IT Services – 2.0%

177,750	Convergys Corporation, (2)	$1,743,728
	Machinery – 10.2%

193,500	Albany International Corporation, Class A	3,132,765

89,400	CIRCOR International Inc.	2,286,852

24,073	Lincoln Electric Holdings Inc.	1,227,482

24,100	Middleby Corporation, (2)	1,281,879

24,150	WABCO Holdings Inc., (2)	760,242
	Total Machinery	8,689,220
	Metals & Mining – 8.7%

213,700	Aurizon Mines Ltd., (2)	1,055,678

132,600	Globe Specialty Metals Inc., (2)	1,369,758

538,250	Northgate Minerals Corporation, (2)	1,614,750

28,650	Royal Gold, Inc.	1,375,200

232,600	Thompson Creek Metals Company Inc., (2)	2,018,968
	Total Metals & Mining	7,434,354
	Oil, Gas & Consumable Fuels – 4.0%

48,100	Carrizo Oil & Gas, Inc., (2)	746,993

159,400	Petroquest Energy Inc., (2)	1,077,544

39,200	SM Energy Company	1,574,272
	Total Oil, Gas & Consumable Fuels	3,398,809
	Paper & Forest Products – 2.3%

83,703	Buckeye Technologies Inc., (2)	832,845

170,954	Wausau Paper Corp., (2)	1,157,359
	Total Paper & Forest Products	1,990,204
	Personal Products – 3.5%

205,950	Elizabeth Arden, Inc., (2)	2,990,394
	Real Estate Management & Development – 1.7%

79,100	Forestar Real Estate Group Inc., (2)	1,420,636
	Road & Rail – 2.6%

107,805	Marten Transport, Ltd., (2)	2,240,188
	Semiconductors & Equipment – 8.9%

314,550	Actel Corporation, (2)	4,032,527

154,300	Standard Microsystems Corporation, (2)	3,592,104
	Total Semiconductors & Equipment	7,624,631
	Specialty Retail – 1.3%

325,591	Golfsmith International Holdings Inc., (2)	1,090,730
	Thrifts & Mortgage Finance – 1.1%

80,100	Northwest Bancshares Inc.	918,747
	Total Common Stocks (cost $83,468,213)	82,097,791

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.3%

$1,952	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $1,952,069, collateralized by $1,850,000 U.S. Treasury Bonds, 4.375%, due 11/15/39, value $1,994,929	0.000%	7/01/10	$1,952,069
	Total Short-Term Investments (cost $1,952,069)			1,952,069
	Total Investments (cost $85,420,282) – 98.4%			84,049,860
	Other Assets Less Liabilities – 1.6%			1,327,998
	Net Assets – 100%			$85,377,858

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	59

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 74.3%

	Aerospace & Defense – 1.5%

373,000	Lockheed Martin Corporation	$27,788,500
	Airlines – 0.5%

720,000	Skywest Inc.	8,798,400
	Commercial Banks – 1.5%

2,650,000	Bank of East Asia, ADR, (2)	9,725,500

3,750,000	Sumitomo Trust & Banking Company, ADR, (2)	19,200,000
	Total Commercial Banks	28,925,500
	Construction & Engineering – 0.9%

510,502	Shaw Group Inc., (3)	17,469,378
	Diversified Telecommunication Services – 4.9%

274,260	China Unicom Limited, ADR	3,647,658

495,000	KT Corporation, Sponsored ADR	9,489,150

2,345,000	Nippon Telegraph and Telephone Corporation, ADR	47,697,300

910,000	Telus Corporation	32,942,000
	Total Diversified Telecommunication Services	93,776,108
	Electric Utilities – 3.0%

1,854,000	Centrais Electricas Brasileiras S.A., PFD B ADR	29,348,820

2,090,000	Korea Electric Power Corporation, Sponsored ADR	26,919,200
	Total Electric Utilities	56,268,020
	Electronic Equipment & Instruments – 2.1%

1,480,000	Ingram Micro, Inc., Class A, (3)	22,481,200

490,000	Tech Data Corporation, (3)	17,453,800
	Total Electronic Equipment & Instruments	39,935,000
	Food & Staples Retailing – 4.7%

1,970,000	Kroger Co.	38,789,300

1,045,000	Wal-Mart Stores, Inc.	50,233,150
	Total Food & Staples Retailing	89,022,450
	Food Products – 2.4%

548,832	Cresud S.A., ADR	6,662,820

895,000	Smithfield Foods, Inc., (3)	13,335,500

1,625,000	Tyson Foods, Inc., Class A	26,633,750
	Total Food Products	46,632,070
	Health Care Equipment & Supplies – 0.8%

267,237	Zimmer Holdings, Inc., (3)	14,444,160
	Health Care Providers & Services – 2.8%

1,316,000	Aetna Inc.	34,716,080

770,000	Omnicare, Inc.	18,249,000
	Total Health Care Providers & Services	52,965,080
	Household Durables – 1.0%

2,200,000	Sekisui House, Ltd., Sponsored ADR, (2)	18,612,000
	Insurance – 2.8%

550,000	CNA Financial Corporation, (3)	14,058,000

1,700,000	Marsh & McLennan Companies, Inc.	38,335,000
	Total Insurance	52,393,000

60	Nuveen Investments

Shares	Description (1)	Value

	Internet Software & Services – 1.5%

1,483,000	eBay Inc., (3)	$29,081,630
	Machinery – 1.1%

805,000	AGCO Corporation, (3)	21,710,850
	Metals & Mining – 18.6%

1,500,000	Barrick Gold Corporation	68,115,000

55,795	Crystallex International Corporation, (3)	22,318

3,034,003	Geovic Mining Corporation, (3)	1,729,382

1,990,531	Gold Fields Limited, Sponsored ADR	26,613,399

627,901	Ivanhoe Mines Ltd., (3)	8,187,829

3,725,000	Kinross Gold Corporation	63,660,250

1,364,000	Lihir Gold Limited, Sponsored ADR	49,090,360

587,000	Newcrest Mining Limited, Sponsored ADR, (2)	17,316,500

1,323,000	Newmont Mining Corporation	81,682,020

3,115,584	NovaGold Resources Inc., (3)	21,746,776

915,000	Silver Standard Resources, Inc., (3)	16,332,750
	Total Metals & Mining	354,496,584
	Multi-Utilities – 2.9%

2,310,000	Ameren Corporation	54,908,700
	Oil, Gas & Consumable Fuels – 12.8%

1,584,000	Arch Coal Inc.	31,379,040

927,000	BP PLC, ADR	26,771,760

2,950,000	Cameco Corporation	62,776,000

230,150	Chevron Corporation	15,617,979

510,000	ConocoPhillips	25,035,900

426,511	Peabody Energy Corporation	16,689,375

408,000	Petrobras Energia S.A., ADR	5,879,280

564,000	Suncor Energy, Inc.	16,604,160

3,750,000	Tesoro Petroleum Corporation	43,762,500
	Total Oil, Gas & Consumable Fuels	244,515,994
	Paper & Forest Products – 0.3%

135,000	Domtar Corporation	6,635,250
	Pharmaceuticals – 4.4%

700,000	Forest Laboratories, Inc., (3)	19,201,000

3,200,000	Pfizer Inc.	45,632,000

920,000	Takeda Pharmaceuticals Company Limited, ADR, (2)	19,577,600
	Total Pharmaceuticals	84,410,600
	Road & Rail – 0.9%

238,900	Union Pacific Corporation	16,605,939
	Software – 1.5%

1,275,000	Microsoft Corporation	29,337,750
	Wireless Telecommunication Services – 1.4%

261,200	TIM Participacoes S.A., ADR	7,088,968

1,456,000	Turkcell Iletisim Hizmetleri A.S., ADR	18,898,882
	Total Wireless Telecommunication Services	25,987,850
	Total Common Stocks (cost $1,325,481,472)	1,414,720,813

Nuveen Investments	61

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2010

Shares	Description (1)	Coupon		Ratings (4)	Value
	CONVERTIBLE PREFERRED SECURITIES – 2.9%

	Communications Equipment – 2.1%

54,500	Lucent Technologies Capital Trust I	7.750%		B3	$39,485,250
	Road & Rail – 0.8%

12,362	Kansas City Southern Industries Inc.	5.125%		B–	15,625,568
	Total Convertible Preferred Securities (cost $43,259,236)				55,110,818

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	CONVERTIBLE BONDS – 7.6%

	Biotechnology – 2.6%

$50,000	Amgen Inc.	0.125%	2/01/11	A+	$49,687,500
	Building Products – 0.5%

9,764	Griffon Corporation	4.000%	7/18/23	N/A	9,812,820
	Energy Equipment & Services – 1.4%

27,730	Transocean Inc.	1.625%	12/15/37	BBB+	27,002,088
	Health Care Providers & Services – 1.0%

22,949	Omnicare, Inc.	3.250%	12/15/35	B+	19,105,043
	Metals & Mining – 0.1%

3,018	Gold Reserve, Inc.	5.500%	6/15/22	N/A	2,176,733
	Oil, Gas & Consumable Fuels – 1.5%

15,120	Goodrich Petroleum Corporation	3.250%	12/01/26	N/A	14,382,900

19,159	USEC Inc.	3.000%	10/01/14	Caa2	13,890,275

34,279	Total Oil, Gas & Consumable Fuels				28,273,175
	Wireless Telecommunication Services – 0.5%

9,628	NII Holdings Inc.	3.125%	6/15/12	B–	9,134,563
$157,368	Total Convertible Bonds (cost $141,490,155)				145,191,922

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 16.1%

$307,394

Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/10, repurchase price $307,394,203, collateralized by: $175,000,000 U.S. Treasury Notes, 5.125%, due 6/30/11, value $183,225,000 and $20,445,000 U.S. Treasury Notes, 1.750%, due 11/15/11, value $20,849,811 and $74,465,000 U.S. Treasury Notes, 0.875%, due 5/31/11, value $74,837,325 and $75,000 U.S. Treasury Notes, 1.125%, due 6/30/11, value $75,563 and $15,745,000 U.S. Treasury Notes, 1.000%, due 7/31/11, value $15,902,450 and $14,000,000 U.S. Treasury Notes, 1.000%, due 8/31/11, value $14,140,000 and $4,480,000 U.S. Treasury Notes, 1.000%, due 12/31/11, value $4,513,600

		0.000%	7/01/10		$307,394,203
	Total Short-Term Investments (cost $307,394,203)				307,394,203
	Total Investments (cost $1,817,625,066) – 100.9%				1,922,417,756
	Other Assets Less Liabilities – (0.9)%				(17,864,691)
	Net Assets – 100%				$1,904,553,065

62	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

N/A	Not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	63

—

Statement of Assets and Liabilities

June 30, 2010

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $279,104,227, $378,898,044, $274,588,733, $9,795,282, $83,468,213 and $1,510,230,863, respectively)	$288,855,001	$361,022,304	$260,607,588	$10,905,197	$82,097,791	$1,615,023,553
Short-term investments (at cost, which approximates value)	6,352,349	10,660,817	12,344,159	109,157	1,952,069	307,394,203
Cash	2,183,657	34,983	27,488	—	—	—
Receivables:
Dividends	552,532	475,730	348,447	6,060	37,938	922,464
Interest	—	—	—	—	—	461,446
Investments sold	429,963	—	—	204,587	1,360,746	6,557,158
Reclaims	27,767	—	—	—	—	—
Shares sold	266,443	1,054,206	1,386,167	88,050	179,050	10,247,508
Other assets	124,185	41,422	42	16	115	34,685
Total assets	298,791,897	373,289,462	274,713,891	11,313,067	85,627,709	1,940,641,017
Liabilities
Cash overdraft	—	—	—	—	—	9,039,997
Cash overdraft denominated in foreign currencies (cost $0, $37,188, $0, $0, $0 and $0, respectively)	—	34,933	—	—	—	—
Payables:
Investments purchased	2,605,720	—	—	6,592	—	15,953,136
Shares redeemed	208,638	693,116	1,751,811	14,987	99,054	7,801,288
Accrued expenses:
Management fees	192,831	261,078	245,023	3,822	63,618	1,533,330
12b-1 distribution and service fees	71,085	89,531	7,335	1,308	4,694	303,014
Other	358,348	563,514	162,175	51,551	82,485	1,457,187
Total liabilities	3,436,622	1,642,172	2,166,344	78,260	249,851	36,087,952
Net assets	$295,355,275	$371,647,290	$272,547,547	$11,234,807	$85,377,858	$1,904,553,065
Class A Shares
Net assets	$254,730,226	$61,514,071	$13,819,963	$3,267,200	$7,008,517	$658,036,602
Shares outstanding	15,814,555	4,175,058	938,241	228,118	383,069	22,107,913
Net asset value per share	$16.11	$14.73	$14.73	$14.32	$18.30	$29.76
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.09	$15.63	$15.63	$15.19	$19.41	$31.58
Class B Shares
Net assets	$1,999,954	$16,015,873	$456,385	N/A	N/A	$5,800,667
Shares outstanding	127,833	1,127,424	31,513	N/A	N/A	199,537
Net asset value and offering price per share	$15.65	$14.21	$14.48	N/A	N/A	$29.07
Class C Shares
Net assets	$15,564,692	$71,208,569	$4,665,352	$636,236	$3,494,099	$192,332,437
Shares outstanding	996,985	5,012,749	322,081	45,666	197,583	6,617,694
Net asset value and offering price per share	$15.61	$14.21	$14.49	$13.93	$17.68	$29.06
Class R3 Shares
Net assets	$110,166	$202,115	$48,276	$52,455	$50,834	$1,444,187
Shares outstanding	6,803	13,789	3,281	3,695	2,767	48,521
Net asset value and offering price per share	$16.19	$14.66	$14.71	$14.19	$18.37	$29.76
Class I Shares
Net assets	$22,950,237	$222,706,662	$253,557,571	$7,278,916	$74,824,408	$1,046,939,172
Shares outstanding	1,418,762	15,110,678	17,191,910	511,003	4,067,610	35,047,484
Net asset value and offering price per share	$16.18	$14.74	$14.75	$14.24	$18.40	$29.87
Net Assets Consist of:
Capital paid-in	$381,651,359	$685,741,935	$290,199,024	$45,344,488	$155,208,380	$1,773,777,635
Undistributed (Over-distribution of) net investment income	3,857,753	(41,594)	738,707	—	—	6,805,973
Accumulated net realized gain (loss)	(99,903,863)	(296,179,617)	(4,408,753)	(35,219,596)	(68,460,100)	19,184,120
Net unrealized appreciation (depreciation)	9,750,026	(17,873,434)	(13,981,431)	1,109,915	(1,370,422)	104,785,337
Net assets	$295,355,275	$371,647,290	$272,547,547	$11,234,807	$85,377,858	$1,904,553,065
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small-Cap Value are no longer available through an exchange of another Nuveen fund and converted to Class A Shares on October 27, 2009.

See accompanying notes to financial statements.

64	Nuveen Investments

Statement of Operations

Year Ended June 30, 2010

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $39,054, $179,362 and $79,813, respectively)	$6,915,479	$4,178,095	$2,474,271
Interest	831	1,947	1,771
Total investment income	6,916,310	4,180,042	2,476,042
Expenses
Management fees	2,329,647	3,158,424	1,289,000
12b-1 service fees – Class A	693,922	193,995	28,876
12b-1 distribution and service fees – Class B	26,917	184,363	5,082
12b-1 distribution and service fees – Class C	174,507	836,301	38,076
12b-1 distribution and service fees – Class R3	577	747	194
Shareholders’ servicing agent fees and expenses	469,489	1,004,503	165,441
Custodian’s fees and expenses	157,162	68,664	29,211
Trustees’ fees and expenses	10,209	8,854	3,143
Professional fees	49,560	56,816	24,214
Shareholders’ reports – printing and mailing expenses	66,381	139,025	40,574
Federal and state registration fees	112,361	105,807	105,080
Other expenses	18,136	33,439	7,034
Total expenses before custodian fee credit and expense reimbursement	4,108,868	5,790,938	1,735,925
Custodian fee credit	(6)	—	—
Expense reimbursement	(208,540)	—	—
Net expenses	3,900,322	5,790,938	1,735,925
Net investment income (loss)	3,015,988	(1,610,896)	740,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	3,750,889	(30,044,317)	60,957
Change in net unrealized appreciation (depreciation) of investments and foreign currency	35,915,040	106,504,316	(8,731,166)
Net realized and unrealized gain (loss)	39,665,929	76,459,999	(8,670,209)
Net increase (decrease) in net assets from operations	$42,681,917	$74,849,103	$(7,930,092)

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Operations (continued)

Year Ended June 30, 2010

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $71, $0 and $1,165,551, respectively)	$79,448	$887,976	$22,583,475
Interest	68	525	6,616,518
Total investment income	79,516	888,501	29,199,993
Expenses
Management fees	90,491	901,739	14,883,083
12b-1 service fees – Class A	6,975	21,496	1,373,982
12b-1 distribution and service fees – Class B	—	—	59,577
12b-1 distribution and service fees – Class C	7,101	40,640	1,516,156
12b-1 distribution and service fees – Class R3	204	200	3,928
Shareholders’ servicing agent fees and expenses	20,003	71,471	2,394,392
Custodian’s fees and expenses	10,366	21,778	248,608
Trustees’ fees and expenses	223	2,124	45,351
Professional fees	14,147	22,567	160,085
Shareholders’ reports – printing and mailing expenses	11,058	8,480	426,816
Federal and state registration fees	50,541	62,628	224,370
Other expenses	4,017	9,768	75,742
Total expenses before custodian fee credit and expense reimbursement	215,126	1,162,891	21,412,090
Custodian fee credit	—	—	(233)
Expense reimbursement	(86,181)	(14,951)	—
Net expenses	128,945	1,147,940	21,411,857
Net investment income (loss)	(49,429)	(259,439)	7,788,136
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	621,080	5,246,292	110,998,312
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,280,479	17,007,810	135,738,189
Net realized and unrealized gain (loss)	1,901,559	22,254,102	246,736,501
Net increase (decrease) in net assets from operations	$1,852,130	$21,994,663	$254,524,637

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Changes in Net Assets

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$3,015,988	$5,602,681	$(1,610,896)	$945,024
Net realized gain (loss) from investments and foreign currency	3,750,889	(99,556,386)	(30,044,317)	(222,172,003)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	35,915,040	(34,549,238)	106,504,316	(33,669,985)
Net increase (decrease) in net assets from operations	42,681,917	(128,502,943)	74,849,103	(254,896,964)
Distributions to Shareholders
Net investment income:
Class A	(4,929,821)	(3,290,647)	(125,185)	—
Class B	(29,067)	(10,009)	—	—
Class C	(194,187)	(32,922)	—	—
Class R3	(1,813)	(948)	(40)	—
Class I	(443,196)	(268,967)	(547,790)	—
From accumulated net realized gains:
Class A	—	(25,379,143)	—	—
Class B	—	(509,457)	—	—
Class C	—	(1,646,216)	—	—
Class R3	—	(10,722)	—	—
Class I	—	(1,582,389)	—	—
From return of capital:
Class A	—	—	(68,530)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	(22)	—
Class I	—	—	(299,879)	—
Decrease in net assets from distributions to shareholders	(5,598,084)	(32,731,420)	(1,041,446)	—
Fund Share Transactions
Proceeds from sale of shares	37,463,350	25,703,284	165,234,343	192,693,604
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,377,343	24,773,422	940,552	—
	41,840,693	50,476,706	166,174,895	192,693,604
Cost of shares redeemed	(58,316,687)	(61,316,966)	(267,368,882)	(332,925,017)
Net increase (decrease) in net assets from Fund share transactions	(16,475,994)	(10,840,260)	(101,193,987)	(140,231,413)
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	20,607,839	(172,074,623)	(27,386,330)	(395,128,377)
Net assets at the beginning of year	274,747,436	446,822,059	399,033,620	794,161,997
Net assets at the end of year	$295,355,275	$274,747,436	$371,647,290	$399,033,620
Undistributed (Over-distribution of) net investment income at the end of year	$3,857,753	$5,609,527	$(41,594)	$1,013,587

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Changes in Net Assets (continued)

	Large-Cap Value		Small/Mid-Cap Value
	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$740,117	$248,489	$(49,429)	$(15,552)
Net realized gain (loss) from investments and foreign currency	60,957	(3,940,065)	621,080	(22,774,366)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(8,731,166)	(1,787,154)	1,280,479	6,483,688
Net increase (decrease) in net assets from operations	(7,930,092)	(5,478,730)	1,852,130	(16,306,230)
Distributions to Shareholders
Net investment income:
Class A	—	(22,861)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	(165,020)	(141,733)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	—	—	—	—
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(165,020)	(164,594)	—	—
Fund Share Transactions
Proceeds from sale of shares	266,036,468	59,453,469	8,754,586	7,428,866
Proceeds from shares issued to shareholders due to reinvestment of distributions	150,445	128,769	—	—
	266,186,913	59,582,238	8,754,586	7,428,866
Cost of shares redeemed	(46,859,395)	(16,741,242)	(5,190,001)	(28,728,824)
Net increase (decrease) in net assets from Fund share transactions	219,327,518	42,840,996	3,564,585	(21,299,958)
Capital contribution from Adviser	—	—	—	125,970
Net increase (decrease) in net assets	211,232,406	37,197,672	5,416,715	(37,480,218)
Net assets at the beginning of year	61,315,141	24,117,469	5,818,092	43,298,310
Net assets at the end of year	$272,547,547	$61,315,141	$11,234,807	$5,818,092
Undistributed (Over-distribution of) net investment income at the end of year	$738,707	$164,141	$—	$—

N/A	Large-Cap Value and Small/Mid-Cap Value did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

68	Nuveen Investments

	Small-Cap Value		Value Opportunities
	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$(259,439)	$197,909	$7,788,136	$6,825,534
Net realized gain (loss) from investments and foreign currency	5,246,292	(71,043,262)	110,998,312	(92,304,086)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	17,007,810	2,948,702	135,738,189	(10,891,435)
Net increase (decrease) in net assets from operations	21,994,663	(67,896,651)	254,524,637	(96,369,987)
Distributions to Shareholders
Net investment income:
Class A	(3,183)	—	—	(611,878)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	—
Class I	(192,552)	—	—	(1,649,711)
From accumulated net realized gains:
Class A	—	—	—	(12,960,049)
Class B	—	—	—	(230,149)
Class C	—	—	—	(3,976,760)
Class R3	—	N/A	—	(5,448)
Class I	—	—	—	(14,167,425)
From return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(195,735)	—	—	(33,601,420)
Fund Share Transactions
Proceeds from sale of shares	27,648,194	36,286,766	1,059,742,767	761,448,921
Proceeds from shares issued to shareholders due to reinvestment of distributions	178,041	—	—	22,479,299
	27,826,235	36,286,766	1,059,742,767	783,928,220
Cost of shares redeemed	(38,022,996)	(66,999,103)	(472,945,062)	(360,747,458)
Net increase (decrease) in net assets from Fund share transactions	(10,196,761)	(30,712,337)	586,797,705	423,180,762
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	11,602,167	(98,608,988)	841,322,342	293,209,355
Net assets at the beginning of year	73,775,691	172,384,679	1,063,230,723	770,021,368
Net assets at the end of year	$85,377,858	$73,775,691	$1,904,553,065	$1,063,230,723
Undistributed (Over-distribution of) net investment income at the end of year	$—	$197,909	$6,805,973	$(728,391)

N/A	Small-Cap Value did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund’s investment portfolio is managed by three sub-advisers, Institutional Capital LLC (“ICAP”), Nuveen HypePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”). HydePark and Symphony are subsidiaries of Nuveen Investments, Inc. (“Nuveen”). Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen, maintains a strategic asset allocation of between 25% and 40% of the Fund’s assets with each sub-adviser. The Fund may also invest up to 25% of its net assets in non-U.S. equity securities denominated in U.S. dollars.

Multi-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund’s sub-adviser is NWQ Investment Management Company, LLC (“NWQ”). NWQ maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Large-Cap Value’s, Small/Mid-Cap Value’s and Small-Cap Value’s investment objective is to provide long-term capital appreciation. Under normal market conditions, Large-Cap Value and Small/Mid-Cap Value invest at least 80% of their net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Value Index and Russell 2500 Value Index, respectively. Under normal market conditions, Small-Cap Value invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in either the Russell 2000 Value Index or the Standard & Poor’s SmallCap 600 Index. The Funds will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Funds’ sub-adviser, NWQ, maintains a long-term investment view and a focus on securities it believes can appreciate over an extended time, regardless of interim fluctuations. Each Fund invests primarily in U.S. equity securities, but may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries. Large-Cap Value and Small/Mid-Cap Value are non-diversified and thus may invest a relatively high percentage of their assets in a limited number of issuers.

Value Opportunities’ investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund’s sub-adviser is Tradewinds Global Investors, LLC (“Tradewinds”). The Fund invests primarily in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging market countries.

Effective October 5, 2009, Class B Shares of Small/Mid-Cap Value and Small Cap Value are no longer available through an exchange from other Nuveen funds and converted to Class A shares on October 27, 2009.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the mean

70	Nuveen Investments

between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like US Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	71

Notes to Financial Statements (continued)

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

72	Nuveen Investments

Multiclass Operations and Allocations

Income and Expenses of the Funds that were not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2010:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$287,879,221	$—	$—	$287,879,221
Investment Companies	975,780	—	—	975,780
Short-Term Investments	6,352,349	—	—	6,352,349
Total	$295,207,350	$—	$—	$295,207,350

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$361,022,304	$—	$—	$361,022,304
Short-Term Investments	10,660,817	—	—	10,660,817
Total	$371,683,121	$—	$—	$371,683,121

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$260,607,588	$—	$—	$260,607,588
Short-Term Investments	12,344,159	—	—	12,344,159
Total	$272,951,747	$—	$—	$272,951,747

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$10,905,197	$—	$—	$10,905,197
Short-Term Investments	109,157	—	—	109,157
Total	$11,014,354	$—	$—	$11,014,354

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$82,097,791	$—	$—	$82,097,791
Short-Term Investments	1,952,069	—	—	1,952,069
Total	$84,049,860	$—	$—	$84,049,860

Nuveen Investments	73

Notes to Financial Statements (continued)

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,330,289,213	$84,431,600	$—	$1,414,720,813
Preferred Securities**	—	55,110,818	—	55,110,818
Convertible Bonds	—	145,191,922	—	145,191,922
Short-Term Investments	307,394,203	—	—	307,394,203
Total	$1,637,683,416	$284,734,340	$—	$1,922,417,756
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of Value Opportunities’ Level 3 investments held at the beginning and end of the measurement period:

Value Opportunities Level 3 Convertible Bonds
Balance at the beginning of year	$1,612,885
Gains (losses):
Net realized gains (losses)	4,164,730
Net change in unrealized appreciation (depreciation)	(1,111,137)
Net purchases at cost (sales at proceeds)	(4,666,478)
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at the end of year	$—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended June 30, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,676,101	$28,372,824	1,038,170	$15,636,485
Class A – automatic conversion of Class B Shares	13,936	235,899	68,221	1,019,928
Class B	1,985	33,090	8,883	145,467
Class C	97,095	1,600,643	233,580	3,405,310
Class R3	—	—	6,803	150,000
Class I	420,151	7,220,894	368,345	5,346,094
Shares issued to shareholders due to reinvestment of distributions:
Class A	223,062	3,843,347	1,515,317	21,678,068
Class B	1,268	21,300	24,991	346,027
Class C	7,793	130,619	69,563	961,070
Class R3	—	—	—	—
Class I	22,111	382,077	124,387	1,788,257
	2,463,502	41,840,693	3,458,260	50,476,706
Shares redeemed:
Class A	(2,910,640)	(49,432,426)	(3,087,008)	(47,678,912)
Class B	(80,313)	(1,311,698)	(150,585)	(2,293,048)
Class B – automatic conversion to Class A Shares	(14,332)	(235,899)	(70,093)	(1,019,928)
Class C	(252,676)	(4,153,799)	(302,468)	(4,498,048)
Class R3	—	—	—	—
Class I	(185,922)	(3,182,865)	(376,550)	(5,827,030)
	(3,443,883)	(58,316,687)	(3,986,704)	(61,316,966)
Net increase (decrease)	(980,381)	$(16,475,994)	(528,444)	$(10,840,260)

74	Nuveen Investments

	Multi-Cap Value
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	627,873	$9,323,721	1,490,296	$20,013,543
Class A – automatic conversion of Class B Shares	2,673	42,121	12,748	176,020
Class B	8,749	123,334	6,519	81,686
Class C	184,090	2,656,674	301,887	3,735,694
Class R3	5,266	80,000	8,523	150,000
Class I	10,184,665	153,008,493	13,576,526	168,536,661
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,622	178,402	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	49,684	762,150	—	—
	11,074,622	166,174,895	15,396,499	192,693,604
Shares redeemed:
Class A	(2,751,308)	(41,130,477)	(11,063,212)	(153,131,622)
Class B	(280,574)	(4,105,538)	(581,198)	(6,970,880)
Class B – automatic conversion to Class A Shares	(2,766)	(42,121)	(13,117)	(176,020)
Class C	(1,778,572)	(25,758,309)	(4,161,457)	(51,502,643)
Class R3	—	—	—	—
Class I	(13,730,474)	(196,332,437)	(9,831,921)	(121,143,852)
	(18,543,694)	(267,368,882)	(25,650,905)	(332,925,017)
Net increase (decrease)	(7,469,072)	$(101,193,987)	(10,254,406)	$(140,231,413)

	Large-Cap Value
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	751,282	$11,492,047	437,267	$5,473,447
Class B	6,984	104,974	10,688	124,561
Class C	198,629	2,979,285	132,478	1,618,650
Class R3	3,281	50,000	N/A	N/A
Class I	15,731,019	251,410,162	4,145,758	52,236,811
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,543	18,534
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	9,607	150,445	9,186	110,235
	16,700,802	266,186,913	4,736,920	59,582,238
Shares redeemed:
Class A	(290,821)	(4,518,603)	(252,852)	(3,125,125)
Class B	(7,652)	(117,818)	(26,815)	(332,584)
Class C	(52,499)	(789,834)	(100,256)	(1,201,071)
Class R3	—	—	N/A	N/A
Class I	(2,686,292)	(41,433,140)	(919,292)	(12,082,462)
	(3,037,264)	(46,859,395)	(1,299,215)	(16,741,242)
Net increase (decrease)	13,663,538	$219,327,518	3,437,705	$42,840,996

Nuveen Investments	75

Notes to Financial Statements (continued)

	Small/Mid-Cap Value
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	241,034	$3,457,571	110,634	$1,210,334
Class B	—	—	3,754	49,057
Class C	8,768	126,801	27,757	290,402
Class R3	3,695	50,000	N/A	N/A
Class I	362,144	5,120,214	454,978	5,879,073
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	—	—	—	—
	615,641	8,754,586	597,123	7,428,866
Shares redeemed:
Class A	(138,059)	(2,080,874)	(195,442)	(2,681,788)
Class B	(3,131)	(41,857)	(2,772)	(29,711)
Class C	(19,452)	(273,599)	(36,006)	(374,276)
Class R3	—	—	N/A	N/A
Class I	(197,171)	(2,793,671)	(2,362,882)	(25,643,049)
	(357,813)	(5,190,001)	(2,597,102)	(28,728,824)
Net increase (decrease)	257,828	$3,564,585	(1,999,979)	$(21,299,958)

N/A – Large-Cap Value and Small/Mid-Cap Value did not issue Class R3 Shares prior to September 29, 2009.

	Small-Cap Value
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	382,855	$7,506,236	357,969	$5,864,631
Class A – automatic conversion of Class B Shares	—	—	57	1,086
Class B	—	—	1,265	15,145
Class C	48,848	835,965	27,028	376,243
Class R3	2,767	50,000	N/A	N/A
Class I	1,072,278	19,255,993	2,201,187	30,029,661
Shares issued to shareholders due to reinvestment of distributions:
Class A	157	2,887	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	9,463	175,154	—	—
	1,516,368	27,826,235	2,587,506	36,286,766
Shares redeemed:
Class A	(546,989)	(9,955,503)	(2,140,849)	(29,729,040)
Class B	(12,603)	(214,987)	(5,021)	(68,967)
Class B – automatic conversion to Class A Shares	—	—	(58)	(1,086)
Class C	(101,700)	(1,781,003)	(200,743)	(2,971,696)
Class R3	—	—	N/A	N/A
Class I	(1,407,884)	(26,071,503)	(2,437,905)	(34,228,314)
	(2,069,176)	(38,022,996)	(4,784,576)	(66,999,103)
Net increase (decrease)	(552,808)	$(10,196,761)	(2,197,070)	$(30,712,337)

76	Nuveen Investments

	Value Opportunities
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,799,422	$432,820,362	10,158,154	$228,277,031
Class A – automatic conversion of Class B Shares	268	8,362	1,166	28,045
Class B	12,924	368,325	25,804	609,022
Class C	3,311,121	96,049,664	1,546,790	34,769,188
Class R3	39,711	1,215,106	24,474	558,032
Class I	18,071,924	529,280,948	22,348,087	497,207,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	580,049	10,690,843
Class B	—	—	10,220	185,195
Class C	—	—	156,448	2,834,837
Class R3	—	—	—	—
Class I	—	—	473,586	8,768,424
	36,235,370	1,059,742,767	35,324,778	783,928,220
Shares redeemed:
Class A	(8,367,527)	(241,527,563)	(7,498,998)	(158,924,417)
Class B	(26,775)	(769,996)	(53,866)	(1,118,016)
Class B – automatic conversion to Class A Shares	(273)	(8,362)	(1,181)	(28,045)
Class C	(846,652)	(24,411,478)	(1,525,799)	(31,579,562)
Class R3	(8,289)	(243,107)	(7,375)	(161,002)
Class I	(7,004,555)	(205,984,556)	(8,237,208)	(168,936,416)
	(16,254,071)	(472,945,062)	(17,324,427)	(360,747,458)
Net increase (decrease)	19,981,299	$586,797,705	18,000,351	$423,180,762

N/A – Small-Cap Value did not issue Class R3 Shares prior to September 29, 2009.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2010, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$230,660,414	$126,143,414	$235,741,226	$9,097,344	$50,557,696	$1,093,461,742
Sales and maturities	247,628,728	231,028,159	21,629,657	5,778,271	62,205,174	647,979,665

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$294,726,456	$393,925,710	$287,587,610	$10,087,111	$87,838,365	$1,837,535,946
Gross unrealized:
Appreciation	$26,694,370	$48,287,241	$7,368,846	$1,453,008	$10,618,285	$164,876,902
Depreciation	(26,213,476)	(70,529,830)	(22,004,709)	(525,765)	(14,406,790)	(79,995,092)
Net unrealized appreciation (depreciation) of investments	$480,894	$(22,242,589)	$(14,635,863)	$927,243	$(3,788,505)	$84,881,810

Nuveen Investments	77

Notes to Financial Statements (continued)

Permanent differences, primarily due to federal taxes paid, net operating losses, return of capital distribution, foreign currency reclassifications, adjustments for investments in passive foreign investment companies, and litigation proceeds, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ tax year-end, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Capital paid-in	$—	$(1,600,145)	$(6,207)	$(49,429)	$(257,591)	$501,693
Undistributed (Over-distribution of) net investment income	830,322	1,597,161	(531)	49,429	257,265	(253,772)
Accumulated net realized gain (loss)	(830,322)	2,984	6,738	—	326	(247,921)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,859,724	$—	$739,073	$—	$—	$45,934,751
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$5,598,084	$673,015	$165,020	$—	$195,735	$—
Distributions from net long-term capital gains	—	—	—	—	—	—
Return of capital	—	368,431	—	—	—	—

2009	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,603,493	$—	$164,594	$—	$—	$18,284,961
Distributions from net long-term capital gains	29,127,927	—	—	—	—	15,316,459
Return of capital	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value
June 30, 2016	$—	$16,839,859	$—	$13,065,462	$2,490,066
June 30, 2017	24,629,447	174,357,114	3,754,035	21,132,667	16,942,331
June 30, 2018	66,004,538	100,615,795	—	838,796	46,609,617
Total	$90,633,985	$291,812,768	$3,754,035	$35,036,925	$66,042,014

Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended June 30, 2010, the following Funds utilized their capital loss carryforwards as follows:

	Large-Cap Value	Value Opportunities
Capital loss carryforward utilized	$126,360	$11,117,092

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through June 30, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Post-October currency losses	$1,971	$583	$366

78	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6500%	.6500%	.7500%	.8000%	.8000%
For the next $125 million	.5375	.6375	.6375	.7375	.7875	.7875
For the next $250 million	.5250	.6250	.6250	.7250	.7750	.7750
For the next $500 million	.5125	.6125	.6125	.7125	.7625	.7625
For the next $1 billion	.5000	.6000	.6000	.7000	.7500	.7500
For net assets over $2 billion	.4750	.5750	.5750	.6750	.7250	.7250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with HydePark, Symphony, ICAP, NWQ and Tradewinds (collectively the “Sub-Advisers”). The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2010	1.20%
NWQ Large-Cap Value	1.10	October 31, 2010	1.35
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	1.25	October 31, 2009	1.50

Nuveen Investments	79

Notes to Financial Statements (continued)

Effective July 1, 2010, each Fund’s annual fund-level fee has been lowered and Multi-Manager Large Cap Value’s, Large-Cap Value’s and Small/Mid-Cap Values Expense Cap has been modified. Effective July 1, 2010, each Fund’s annual fund-level fee and Expense Cap are as follows:

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2011	1.20%
NWQ Large-Cap Value	1.10	October 31, 2011	1.35
NWQ Small/Mid-Cap Value	1.10	October 31, 2011	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	1.50	N/A	1.50

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6300%	.5500%	.6000%	.7500%	.6300%
For the next $125 million	.5375	.6175	.5375	.5875	.7375	.6175
For the next $250 million	.5250	.6050	.5250	.5750	.7250	.6050
For the next $500 million	.5125	.5925	.5125	.5625	.7125	.5925
For the next $1 billion	.5000	.5800	.5000	.5500	.7000	.5800
For net assets over $2 billion	.4750	.5550	.4750	.5250	.6750	.5550

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected (Unaudited)	$25,283	$43,212	$61,530	$7,632	$8,021	$1,906,705
Paid to financial intermediaries (Unaudited)	22,135	38,179	55,652	7,100	6,981	1,684,725

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances (Unaudited)	$12,131	$26,644	$44,360	$4,497	$7,718	$1,039,903

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained (Unaudited)	$32,253	$190,901	$21,532	$673	$9,840	$635,163

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

80	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2010, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained (Unaudited)	$3,692	$75,650	$2,479	$220	$1,298	$48,838

At June 30, 2010, Nuveen owned shares of the Funds as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Class A	919	84	—	—	—	—
Class B	—	84	—	N/A	N/A	—
Class C	464	84	—	—	—	—
Class R3	6,803	8,523	3,281	3,695	2,767	5,185
Class I	464	84	—	—	—	—

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	81

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (8/96)
2010	$14.23	$.16	$2.02	$2.18	$(.30)	$—	$(.30)	$16.11
2009	22.53	.29	(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23
Class B (8/96)
2010	13.84	.04	1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64
Class C (8/96)
2010	13.80	.04	1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60
Class R3 (8/08)
2010	14.31	.12	2.03	2.15	(.27)	—	(.27)	16.19
2009(e)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(d)
2010	14.28	.21	2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33

82	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.19%	$254,730	1.26%		.91%		1.19%		.97%		74%
(28.95)	239,210	1.27		1.71		1.20		1.83		85
(10.74)	389,240	1.24		1.20		1.21		1.23		131
21.71	491,489	1.25		1.22		1.25		1.22		75
13.97	440,403	1.28		.83		1.28		.83		81

14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85
(11.39)	8,891	1.99		.43		1.96		.46		131
20.77	18,491	2.00		.44		2.00		.44		75
13.13	26,995	2.03		.08		2.03		.08		81

14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85
(11.41)	25,007	1.99		.45		1.96		.48		131
20.80	31,219	2.00		.47		2.00		.47		75
13.15	28,692	2.03		.08		2.03		.08		81

14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85
(10.52)	23,684.99			1.45		.96		1.48		131
22.03	31,878	1.00		1.48		1.00		1.48		75
14.24	25,720	1.03		1.08		1.03		1.08		81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2010	$12.22	$(.06)	$2.61	$2.55	$(.03)	$—	$(.01)	$(.04)	$14.73
2009	18.54	.04	(6.36)	(6.32)	—	—	—	—	12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81
Class B (12/02)
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
Class C (12/02)
2010	11.84	(.16)	2.53	2.37	—	—	—	—	14.21
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
Class R3 (8/08)
2010	12.16	(.08)	2.59	2.51	(.01)	—	— **	(.01)	14.66
2009(e)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(d)
2010	12.22	(.01)	2.60	2.59	(.05)	—	(.02)	(.07)	14.74
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76

84	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

20.85%	$61,514	1.47%		(.38)%	1.47%		(.38)%	34%
(34.12)	76,785	1.50		.27	1.50		.27	32
(25.65)	293,777	1.33		.17	1.33		.17	25
15.51	634,123	1.24		.71	1.24		.71	19
17.45	409,788	1.33		.65	1.33		.65	9

20.02	16,016	2.21		(1.12)	2.21		(1.12)	34
(34.62)	16,599	2.28		(.46)	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	2.08		(.59)	25
14.65	75,067	2.00		(.04)	2.00		(.04)	19
16.57	58,423	2.08		(.10)	2.08		(.10)	9

20.02	71,209	2.21		(1.13)	2.21		(1.13)	34
(34.62)	78,225	2.27		(.46)	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	2.08		(.58)	25
14.64	441,048	1.99		(.04)	1.99		(.04)	19
16.57	308,339	2.08		(.10)	2.08		(.10)	9

20.62	202	1.65		(.55)	1.65		(.55)	34
(30.91)	104	1.81	*	.12 *	1.81	*	.12 *	32

21.18	222,707	1.18		(.08)	1.18		(.08)	34
(33.95)	227,320	1.29		.55	1.29		.55	32
(25.47)	274,886	1.09		.39	1.09		.39	25
15.77	350,370.99			.96	.99		.96	19
17.77	212,033	1.09		.90	1.09		.90	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.
**	Amount rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value
Class A (12/06)
2010	$12.71	$.03		$1.99	$2.02	$—	$—		$—	$14.73
2009	17.41	.10		(4.73)	(4.63)	(.07)	—		(.07)	12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41
2007(e)	20.00	.12		1.26	1.38	—	—		—	21.38
Class B (12/06)
2010	12.60	(.09)		1.97	1.88	—	—		—	14.48
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	—	**	1.30	1.30	—	—		—	21.30
Class C (12/06)
2010	12.60	(.08)		1.97	1.89	—	—		—	14.49
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	.02		1.28	1.30	—	—		—	21.30
Class R3 (9/09)
2010(f)	15.24	—	**	(.53)	(.53)	—	—		—	14.71
Class I (12/06)(d)
2010	12.72	.08		1.97	2.05	(.02)	—		(.02)	14.75
2009	17.43	.12		(4.72)	(4.60)	(.11)	—		(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43
2007(e)	20.00	.15		1.26	1.41	—	—		—	21.41

86	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

15.89%	$13,820	1.32%		.20%	1.32%		.20%		15%
(26.57)	6,075	1.61		.49	1.35		.76		16
(18.24)	5,080	1.66		.45	1.33		.77		13
6.90	2,358	3.12	*	(.84 )*	1.33	*	.95	*	—	****

14.92	456	2.07		(.60)	2.07		(.60)		15
(27.13)	405	2.35		(.22)	2.10		.03		16
(18.82)	835	2.43		(.34)	2.08		—	***	13
6.50	281	4.68	*	(2.66)*	2.08	*	(.06	)*	—	****

15.00	4,665	2.07		(.55)	2.07		(.55)		15
(27.13)	2,217	2.37		(.25)	2.10		.02		16
(18.82)	2,484	2.42		(.33)	2.08		—	***	13
6.50	1,117	3.83	*	(1.62)*	2.08	*	.13	*	—	****

(3.48)	48	1.58	*	(.02 )*	1.58	*	(.02	)*	15

16.13	253,558	1.08		.53	1.08		.53		15
(26.35)	52,618	1.36		.71	1.10		.97		16
(18.05)	15,719	1.40		.71	1.08		1.02		13
7.05	8,513	2.65	*	(.32 )*	1.08	*	1.25	*	—	****

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
****	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value
Class A (12/06)
2010	$11.05	$(.09)	$3.36	$3.27	$—		$—	$—		$14.32
2009	17.12	— **	(6.07)	(6.07)	—		—	—		11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(e)	20.00	.15	1.22	1.37	—		—	—		21.37
Class C (12/06)
2010	10.83	(.19)	3.29	3.10	—		—	—		13.93
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(e)	20.00	.05	1.23	1.28	—		—	—		21.28
Class R3 (9/09)
2010(f)	13.53	(.09)	.75	.66	—		—	—		14.19
Class I (12/06)(d)
2010	10.96	(.05)	3.33	3.28	—		—	—		14.24
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(e)	20.00	.49	.92	1.41	—		—	—		21.41

88	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

29.50%		$3,267	2.32%		(1.51)%	1.44%		(.63)%	64%
(35.34)		1,382	3.03		(1.60)	1.45		(.02)	204
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	84
6.85		1,098	2.54	*	.23 *	1.43	*	1.34 *	1

28.53		636	3.11		(2.29)	2.19		(1.37)	64
(35.88)		610	4.11		(2.50)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	84
6.40		974	3.22	*	(.65 )*	2.18	*	.39 *	1

4.88		52	2.54	*	(1.67)*	1.69	*	(.81 )*	64

29.93		7,279	2.09		(1.26)	1.19		(.36)	64
(35.98)		3,792	1.44		(.33)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	84
7.05		216,872	1.49	*	3.93 *	1.16	*	4.25 *	1

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, ..19% and .14% to Classes A, B, C and I, respectively.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2010	$14.14	$(.10)	$4.27	$4.17	$(.01)	$—	$—		$(.01)	$18.30
2009	23.29	.02	(9.17)	(9.15)	—	—	—		—	14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
2006	20.84	.13	5.48	5.61	(.08)	(.27)	—		(.35)	26.10
Class C (12/04)
2010	13.76	(.21)	4.13	3.92	—	—	—		—	17.68
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
2006	20.76	(.07)	5.49	5.42	—	(.27)	—		(.27)	25.91
Class R3 (9/09)
2010(e)	18.07	(.08)	.38	.30	—	—	—		—	18.37
Class I (12/04)(d)
2010	14.21	(.04)	4.28	4.24	(.05)	—	—		(.05)	18.40
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18
2006	20.87	.16	5.52	5.68	(.13)	(.27)	—		(.40)	26.15

90	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

29.41%	$7,009	1.47%		(.56)%	1.45%		(.54)%	58%
(39.29)	7,733	1.46		.13	1.46		.13	71
(20.41)	54,264	1.47		(.16)	1.47		(.16)	48
16.09	78,081	1.50		.44	1.49		.46	24
27.08 ***	33,907	1.95		(.02)	1.42		.51	26

28.42	3,494	2.21		(1.23)	2.19		(1.21)	58
(39.70)	3,446	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	48
15.26	17,290	2.25		(.31)	2.24		(.30)	24
26.22 ***	7,244	2.73		(.86)	2.17		(.30)	26

1.60	51	1.68	*	(.57 )*	1.68	*	(.57 )*	58

29.74	74,824	1.21		(.23)	1.19		(.21)	58
(39.12)	62,423	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	48
16.41	132,385	1.22		.81	1.22		.81	24
27.41 ***	13,137	1.73		.07	1.17		.63	26
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period September 29, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the year ended June 30, 2006, NWQ reimbursed the Fund $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Classes B, C and I.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (12/04)
2010	$24.17	$.13	$5.46	$5.59	$—	$—	$—	$29.76
2009	29.60	.20	(4.53)	(4.33)	(.05)	(1.05)	(1.10)	24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90
Class B (12/04)
2010	23.78	(.09)	5.38	5.29	—	—	—	29.07
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66
Class C (12/04)
2010	23.77	(.09)	5.38	5.29	—	—	—	29.06
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66
Class R3 (8/08)
2010	24.23	.07	5.46	5.53	—	—	—	29.76
2009(e)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(d)
2010	24.19	.20	5.48	5.68	—	—	—	29.87
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95

92	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

23.13%	$658,037	1.43%		.44%	1.43%		.44%	48%
(13.47)	378,845	1.48		.89	1.48		.89	61
(2.65)	368,093	1.42		.63	1.42		.63	48
22.98	248,827	1.39		.99	1.39		.99	23
29.45	73,389	1.63		.94	1.49		1.09	29

22.25	5,801	2.17		(.32)	2.17		(.32)	48
(14.10)	5,080	2.22		.14	2.22		.14	61
(3.39)	6,816	2.17		(.11)	2.17		(.11)	48
22.04	5,521	2.14		.24	2.14		.24	23
28.49	1,041	2.40		.16	2.24		.33	29

22.25	192,332	2.19		(.31)	2.19		(.31)	48
(14.14)	98,742	2.22		.14	2.22		.14	61
(3.39)	116,463	2.17		(.10)	2.17		(.10)	48
22.04	100,295	2.14		.24	2.14		.24	23
28.49	22,102	2.40		.15	2.24		.31	29

22.82	1,444	1.71		.22	1.71		.22	48
(11.47)	414	1.76	*	.73 *	1.75	*	.75 *	61

23.48	1,046,939	1.18		.69	1.18		.69	48
(13.29)	580,149	1.24		1.19	1.23		1.20	61
(2.39)	278,649	1.17		.89	1.17		.89	48
23.30	161,284	1.14		1.28	1.14		1.28	23
29.80	37,393	1.48		.98	1.24		1.22	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(e)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	93

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

94	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	95

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

96	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	97

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include (a) the investment advisory agreements between Nuveen Asset Management (“NAM”) and each of the Funds; (b) the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund; (c) the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund; and (d) the sub-advisory agreements between NAM and Institutional Capital LLC (“ICAP”), Nuveen HydePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”), respectively, on behalf of the Nuveen Multi-Manager Large-Cap Value Fund. NWQ, Tradewinds, ICAP, HydePark and Symphony are each a “Sub-Adviser.” In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and each Sub-Adviser (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management,

98	Nuveen Investments

investment philosophy, strategies and techniques in managing the applicable Fund(s), developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund sub-advised by the respective Sub-Adviser (or, with respect to the Nuveen Multi-Manager Large-Cap Value Fund (the “Multi-Manager Fund”), the portion of the investment portfolio for which the Sub-Adviser is responsible). In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the respective Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds and NWQ in 2009 and 2010 and Symphony in 2010. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or respective Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frames). With respect to the Multi-Manager Fund, the Independent Board Members also reviewed, among other things, the returns of each sleeve of such Fund relative to the benchmark of such sleeve for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. The Board also reviewed the peer ranking of the Nuveen funds sub-advised by each of NWQ, Tradewinds, HydePark and Symphony, respectively, in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. It was noted that the Nuveen Tradewinds Value Opportunities Fund (the “Value Opportunities Fund”) and the Multi-Manager Fund generally demonstrated favorable performance in comparison to peers, performing in the first or second quartile over various periods, with the exception that the Multi-Manager Fund fell within the third quartile for the one-year period but was in the top quartile for the three- and five-year periods. In addition, it was recognized that while the Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Value Fund”), the Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Value Fund”) and the Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Value Fund”) lagged their peers somewhat in the longer three- to five-year periods (as applicable), the performance had improved in the one-year period, performing in the first or second quartile. Moreover, it was noted that the performance of the Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Value Fund”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Except as set forth below, the Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer average of their Peer Group or Peer Universe. The Value Opportunities Fund (due in part to the composition of the Peer Universe) and the Multi-Cap Value Fund (due in part to a decrease in net assets) had net advisory fees and net expense ratios above (over 5 basis points) their respective peer average. In addition, the Small-Cap Value Fund had net advisory fees above the peer average but net expense ratios below or at the peer average.

Nuveen Investments	99

Annual Investment Management Agreement Approval Process (continued)

Notwithstanding the foregoing, the Independent Board Members recognized that NAM intended to reduce the management fees and/or expense caps on certain of the Nuveen funds. More specifically, they noted that NAM intended to reduce the management fees for the Value Opportunities Fund, the Multi-Cap Value Fund, the Large-Cap Value Fund, the Small/Mid-Cap Value Fund and the Small-Cap Value Fund. The Small/Mid-Cap Value Fund would also have a corresponding reduction in its temporary expense cap. Further, the Independent Board Members recognized that the temporary expense cap of the Small-Cap Value Fund would expire as the Fund operates under the expense cap.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In addition, with respect to ICAP, the Independent Board Members also considered such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

100	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to HydePark, ICAP, NWQ and Tradewinds, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. For these Sub-Advisers, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	101

Notes

102	Nuveen Investments

Notes

Nuveen Investments	103

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

104	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Hyde Park Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Symphony Asset Management, LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Multi-Manager Large-Cap Value Fund	100%	100%
Nuveen NWQ Multi-Cap Value Fund	100%	100%
Nuveen NWQ Large-Cap Value Fund	100%	100%
Nuveen NWQ Small-Cap Value Fund	100%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	105

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NWQ-0610D

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2010

Nuveen Enhanced Core Equity Fund	Nuveen Enhanced Mid-Cap Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 17, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Enhanced Core Equity Fund and the Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. For most of this period, both Funds were managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. In June 2010, David Tierney relinquished his management responsibilities for both Funds. We recently spoke with John and Rob about general market conditions, key investment strategies and the performance of the Funds for the twelve-month period ended June 30, 2010.

What were the general market conditions during the reporting period?

As the reporting period began, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During the twelve-month period, these and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

2	Nuveen Investments

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, financial markets faced numerous obstacles throughout the period. Rating agencies downgraded the sovereign debt of Greece and threatened to downgrade Spain’s obligations. Dubai World announced over Thanksgiving that it would need to restructure its debt. In response to the financial crisis, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

How did the Funds perform during the twelve-month period ended June 30, 2010?

The table on page five provides performance information for both Funds (Class A Shares at net asset value) for the twelve-month and since inception periods ended June 30, 2010. The table also compares each Fund’s performance to general market indexes. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

The proprietary, risk-controlled HydePark wealth creation model was used to manage the Funds during this period, and has been used since the inception of the Funds. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Funds.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index for the Enhanced Core Equity Fund and Russell Midcap Index for the Enhanced Mid-Cap Fund) for possible inclusion in the respective portfolios. The process does not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio. This process produces what HydePark believes are well-diversified, efficient portfolios that attempt to perform within a specific, narrow range versus the stated benchmarks. Both portfolios typically contain a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolios are monitored daily with rebalances occurring quarterly.

Nuveen Investments	3

How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper Index, but underperformed S&P 500 Index during the reporting period.

We believe the quantitative, risk-controlled stock selection process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the Fund’s relative overweights or underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average during the reporting period, the Fund was overweighted in consumer discretionary, financials, and telecommunication services and underweighted in energy, industrials, consumer staples, health care, and information technology. The largest single sector overweight was in telecommunication services, where the Fund was, on average, 0.50% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 0.90% underweight versus the index. Overall, sector weightings were a negative to the Funds relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a positive for the Fund during the reporting period, with the stock picks within the information technology sector having the largest positive impact. The holdings within the health care and utility sectors were also a positive for the Fund. Holdings within the financials and consumer discretionary resulted in negative relative performance for the Fund.

Nuveen Enhanced Mid-Cap Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper and S&P 500 indexes and underperformed the Russell MidCap Index during the reporting period.

Similar to the Nuveen Enhanced Core Equity Fund, we employ a quantitative, risk-controlled process for this Fund that weighted every stock in the portfolio according to our five wealth creation fundamentals. We believe the resultant portfolio should, under normal circumstances, track its benchmark portfolios closely, with value-added potential coming from our relative overweights or underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

As with the Nuveen Enhanced Core Equity Fund, the sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the

4	Nuveen Investments

1	Since inception returns for the Funds are from 12/3/07. Returns for the Lipper, S&P and Russell Indexes are from 12/31/07.

2	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

HydePark process is not constrained to be industry or sector neutral. As a result, the Fund sometimes is overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average during the annual reporting period, the Fund was overweighted in the consumer discretionary, financials, materials, and utilities sectors. The largest single sector overweight was in financials, where the Fund was, on average, 2.0% overweight versus the index. The largest single sector underweight was, on average, in information technology, where the Fund was 2.5% underweight versus the index. Overall, sector weightings were a drag on the Funds relative performance versus the Russell Index.

Performance attributable to the individual stock weightings within each sector also was a net negative for the Fund during this period. Stock selection was positive within the financial, consumer staples and utilities sectors sectors. Selection was a negative within the energy, consumer discretionary, industrials, information technology and health care sectors.

Class A Shares – Average Annual Total Returns

As of 6/30/10

	Average Annual
	1-Year	Since inception[1]
Nuveen Enhanced Core Equity Fund
A Shares at NAV	12.94%	-12.06%
A Shares at Offer	6.43%	-14.06%
Lipper Large-Cap Core Funds Index[2]	12.33%	-10.73%
S&P 500 Index[3]	14.43%	-10.90%
Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	23.91%	-11.22%
A Shares at Offer	16.79%	-13.23%
Lipper Mid-Cap Core Funds Index[4]	22.12%	-7.17%
Russell Midcap Index[5]	25.13%	-8.06%
S&P 500 Index[3]	14.43%	-10.90%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen Enhanced Core Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Enhanced Mid-Cap Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with appropriate indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell MidCap Index includes the smallest 800 securities in the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NEEAX	NEECX	NEERX
NAV	$13.66	$13.63	$13.67
Latest Ordinary Income Distribution[1]	$0.4107	$0.3144	$0.4428
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	12.94%	6.43%
Since Inception	-12.06%	-14.06%

C Shares	NAV
1-Year	12.16%
Since Inception	-12.72%

I Shares	NAV
1-Year	13.26%
Since Inception	-11.84%

Top Five Common Stock Holdings [3]
Apple, Inc.	2.9%
Exxon Mobil Corporation	2.5%
General Electric Company	2.0%
Bank of America Corporation	2.0%
JP Morgan Chase & Co.	1.9%

Portfolio Allocation 2

Portfolio Statistics
Net Assets ($000)	$3,141
Number of Common Stocks	495

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.52%	0.75%
Class C	2.31%	1.50%
Class I	1.23%	0.50%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Ordinary income distribution consists of short-term capital gains paid on December 16, 2009, and ordinary income paid on December 31, 2009, if any.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight as of 6/30/10 Nuveen Enhanced Core Equity Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.3%
Computers & Peripherals	5.2%
Pharmaceuticals	5.0%
Insurance	4.5%
Diversified Financial Services	4.4%
Media	4.2%
Investment Companies	3.9%
Commercial Banks	3.8%
Aerospace & Defense	3.0%
Diversified Telecommunication Services	2.8%
Software	2.8%
Industrial Conglomerates	2.7%
IT Services	2.5%
Semiconductors & Equipment	2.5%
Household Products	2.4%
Specialty Retail	2.4%
Health Care Providers & Services	2.2%
Beverages	2.1%
Electric Utilities	2.1%
Food & Staples Retailing	2.1%
Machinery	2.0%
Food Products	2.0%
Hotels, Restaurants & Leisure	1.8%
Multi-Utilities	1.8%
Real Estate	1.7%
Capital Markets	1.7%
Chemicals	1.6%
Other	19.5%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$929.30	$926	$930.60	$1,021.12	$1,017.46	$1,022.32
Expenses Incurred During Period	$3.54	$7.07	$2.39	$3.71	$7.40	$2.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .74%, 1.48% and .50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares
Fund Symbols	NDPAX	NDPCX	NDPRX
NAV	$14.25	$14.23	$14.25
Latest Ordinary Income Distribution[1]	$0.1922	$0.1017	$0.2224
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	23.91%	16.79%
Since Inception	-11.22%	-13.23%

C Shares	NAV
1-Year	22.88%
Since Inception	-11.89%

I Shares	NAV
1-Year	24.16%
Since Inception	-11.01%

Top Five Common Stock Holdings[2]
Suntrust Banks, Inc.	1.2%
Fifth Third Bancorp.	0.9%
Annaly Capital Management Inc.	0.9%
Regions Financial Corporation	0.9%
Cummins Inc.	0.8%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$2,297
Number of Common Stocks	673

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	7.84%	0.80%
Class C	8.61%	1.55%
Class I	7.68%	0.55%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Ordinary income distribution consists of ordinary income paid December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	9

Fund Spotlight as of 6/30/10 Nuveen Enhanced Mid-Cap Fund

Portfolio Composition[1]
Insurance	7.0%
Commercial Banks	6.5%
Machinery	5.1%
Multi-Utilities	4.2%
Media	4.0%
Specialty Retail	3.2%
Oil, Gas & Consumable Fuels	3.1%
Health Care Providers & Services	3.0%
Chemicals	3.0%
Electric Utilities	2.8%
Food Products	2.8%
Household Durables	2.6%
Computers & Peripherals	2.5%
Semiconductors & Equipment	2.2%
Health Care Equipment & Supplies	2.2%
Hotels, Restaurants & Leisure	2.0%
Multiline Retail	1.9%
Airlines	1.9%
Software	1.6%
Diversified Telecommunication Services	1.6%
Residential REIT	1.5%
Office REIT	1.5%
Specialized REIT	1.4%
Paper & Forest Products	1.4%
IT Services	1.3%
Internet & Catalog Retail	1.2%
Retail REIT	1.2%
Metals & Mining	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Gas Utilities	1.2%
Beverages	1.0%
Capital Markets	1.0%
Commercial Services & Supplies	1.0%
Electrical Equipment	1.0%
Other	19.7%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$974	$970	$974.70	$1,020.88	$1,017.21	$1,022.12
Expenses Incurred During Period	$3.87	$7.47	$2.64	$3.96	$7.65	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .79%, 1.53% and .54% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 25, 2010

Nuveen Investments	11

Portfolio of Investments

Nuveen Enhanced Core Equity Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 3.0%

270	Boeing Company	$16,942

130	General Dynamics Corporation	7,613

50	Goodrich Corporation	3,313

310	Honeywell International Inc.	12,099

60	ITT Industries, Inc.	2,695

40	L-3 Communications Holdings, Inc.	2,834

70	Lockheed Martin Corporation	5,215

130	Northrop Grumman Corporation	7,077

50	Precision Castparts Corporation	5,146

130	Raytheon Company	6,291

60	Rockwell Collins, Inc.	3,188

330	United Technologies Corporation	21,420
	Total Aerospace & Defense	93,833
	Air Freight & Logistics – 0.9%

30	C.H. Robinson Worldwide, Inc.	1,670

40	Expeditors International of Washington, Inc.	1,380

130	FedEx Corporation	9,114

290	United Parcel Service, Inc., Class B	16,498
	Total Air Freight & Logistics	28,662
	Airlines – 0.1%

390	Southwest Airlines Co.	4,333
	Auto Components – 0.2%

60	Goodyear Tire & Rubber Company, (2)	596

250	Johnson Controls, Inc.	6,718
	Total Auto Components	7,314
	Automobiles – 0.8%

2,140	Ford Motor Company, (2)	21,571

130	Harley-Davidson, Inc.	2,890
	Total Automobiles	24,461
	Beverages – 2.2%

30	Brown-Forman Corporation	1,717

500	Coca-Cola Company	25,060

150	Coca-Cola Enterprises Inc.	3,879

80	Constellation Brands, Inc., Class A, (2)	1,249

120	Dr. Pepper Snapple Group	4,487

30	Molson Coors Brewing Company, Class B	1,271

500	PepsiCo, Inc.	30,475
	Total Beverages	68,138
	Biotechnology – 0.6%

160	Amgen Inc., (2)	8,416

30	Biogen Idec Inc., (2)	1,423

80	Celgene Corporation, (2)	4,066

20	Cephalon, Inc., (2)	1,135

10	Genzyme Corporation, (2)	508

12	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

110	Gilead Sciences, Inc., (2)	$3,771
	Total Biotechnology	19,319
	Building Products – 0.0%

130	Masco Corporation	1,399
	Capital Markets – 1.7%

100	Ameriprise Financial, Inc.	3,613

200	Bank of New York Company, Inc.	4,938

50	Charles Schwab Corporation	709

70	E*Trade Group Inc., (2)	827

20	Federated Investors Inc.	414

60	Franklin Resources, Inc.	5,171

210	Goldman Sachs Group, Inc.	27,567

100	Invesco LTD	1,683

20	Janus Capital Group Inc.	178

60	Legg Mason, Inc.	1,682

90	Morgan Stanley	2,089

30	Northern Trust Corporation	1,401

20	State Street Corporation	676

60	T. Rowe Price Group Inc.	2,663
	Total Capital Markets	53,611
	Chemicals – 1.6%

50	Air Products & Chemicals Inc.	3,240

30	Airgas, Inc.	1,866

20	CF Industries Holdings, Inc.	1,269

500	Dow Chemical Company	11,860

380	E.I. Du Pont de Nemours and Company	13,144

30	Eastman Chemical Company	1,601

60	Ecolab Inc.	2,695

20	FMC Corporation	1,149

30	International Flavors & Fragrances Inc.	1,273

30	Monsanto Company	1,386

70	PPG Industries, Inc.	4,229

50	Praxair, Inc.	3,799

40	Sherwin-Williams Company	2,768

20	Sigma-Aldrich Corporation	996
	Total Chemicals	51,275
	Commercial Banks – 3.9%

380	BB&T Corporation	9,998

90	Comerica Incorporated	3,315

530	Fifth Third Bancorp.	6,514

70	First Horizon National Corporation, (2)	802

410	Huntington BancShares Inc.	2,271

540	KeyCorp.	4,152

40	M&T Bank Corporation	3,398

260	Marshall and Ilsley Corporation	1,867

Nuveen Investments	13

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Commercial Banks (continued)

270	PNC Financial Services Group, Inc.	$15,255

930	Regions Financial Corporation	6,119

400	SunTrust Banks, Inc.	9,320

620	U.S. Bancorp	13,857

1,640	Wells Fargo & Company	41,984

110	Zions Bancorporation	2,373
	Total Commercial Banks	121,225
	Commercial Services & Supplies – 0.5%

40	Avery Dennison Corporation	1,285

30	Cintas Corporation	719

10	Iron Mountain Inc.	225

80	Pitney Bowes Inc.	1,757

120	R.R. Donnelley & Sons Company	1,964

110	Republic Services, Inc.	3,270

10	Stericycle Inc., (2)	656

180	Waste Management, Inc.	5,632
	Total Commercial Services & Supplies	15,508
	Communications Equipment – 1.3%

1,280	Cisco Systems, Inc., (2)	27,277

50	Harris Corporation	2,082

140	JDS Uniphase Corporation, (2)	1,378

70	Juniper Networks Inc., (2)	1,597

330	Motorola, Inc., (2)	2,151

120	QUALCOMM, Inc.	3,941

230	Tellabs Inc.	1,470
	Total Communications Equipment	39,896
	Computers & Peripherals – 5.3%

350	Apple, Inc., (2)	88,035

290	Dell Inc., (2)	3,497

820	EMC Corporation, (2)	15,006

820	Hewlett-Packard Company	35,490

60	Lexmark International, Inc., Class A, (2)	1,982

180	Network Appliance Inc., (2)	6,716

30	QLogic Corporation, (2)	499

190	SanDisk Corporation, (2)	7,993

60	Teradata Corporation, (2)	1,829

130	Western Digital Corporation, (2)	3,921
	Total Computers & Peripherals	164,968
	Construction & Engineering – 0.1%

40	Fluor Corporation	1,700

20	Jacobs Engineering Group, Inc., (2)	729

10	Quanta Services Incorporated, (2)	206
	Total Construction & Engineering	2,635
	Construction Materials – 0.0%

30	Vulcan Materials Company	1,315

14	Nuveen Investments

Shares	Description (1)	Value

	Consumer Finance – 1.2%

490	American Express Company	$19,453

260	Capital One Financial Corporation	10,478

300	Discover Financial Services	4,194

230	SLM Corporation, (2)	2,390
	Total Consumer Finance	36,515
	Containers & Packaging – 0.2%

30	Ball Corporation	1,585

30	Bemis Company, Inc.	810

30	Owens-Illinois, Inc., (2)	794

50	Pactiv Corporation, (2)	1,392

50	Sealed Air Corporation	986
	Total Containers & Packaging	5,567
	Distributors – 0.1%

60	Genuine Parts Company	2,367
	Diversified Consumer Services – 0.1%

20	Apollo Group, Inc., (2)	849

20	Devry, Inc.	1,050

100	H & R Block Inc.	1,569
	Total Diversified Consumer Services	3,468
	Diversified Financial Services – 4.5%

4,170	Bank of America Corporation	59,923

4,260	Citigroup Inc., (2)	16,018

10	CME Group, Inc.	2,815

10	Intercontinental Exchange, Inc., (2)	1,130

1,550	JP Morgan Chase & Co.	56,746

40	Leucadia National Corporation, (2)	780

40	Moody’s Corporation	797

40	Nasdaq Stock Market, Inc., (2)	711

50	New York Stock Exchange Euronext	1,382
	Total Diversified Financial Services	140,302
	Diversified Telecommunication Services – 2.9%

2,120	AT&T Inc.	51,283

140	CenturyTel, Inc.	4,663

150	Frontier Communications Corporation	1,067

910	Qwest Communications International Inc.	4,777

930	Verizon Communications Inc.	26,059

240	Windstream Corporation	2,534
	Total Diversified Telecommunication Services	90,383
	Electric Utilities – 2.1%

50	Allegheny Energy, Inc.	1,034

220	American Electric Power Company, Inc.	7,106

600	Duke Energy Corporation	9,600

130	Edison International	4,124

60	Entergy Corporation	4,297

190	Exelon Corporation	7,214

Nuveen Investments	15

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Electric Utilities (continued)

110	FirstEnergy Corp.	$3,875

100	NextEra Energy Inc.	4,876

80	Northeast Utilities	2,038

120	Pepco Holdings, Inc.	1,882

50	Pinnacle West Capital Corporation	1,818

90	PPL Corporation	2,246

120	Progress Energy, Inc.	4,706

330	Southern Company	10,982
	Total Electric Utilities	65,798
	Electrical Equipment – 0.6%

290	Emerson Electric Company	12,670

70	Rockwell Automation, Inc.	3,436

30	Roper Industries Inc.	1,679
	Total Electrical Equipment	17,785
	Electronic Equipment & Instruments – 0.6%

160	Agilent Technologies, Inc., (2)	4,549

40	Amphenol Corporation, Class A	1,571

480	Corning Incorporated	7,752

40	FLIR Systems Inc., (2)	1,164

100	Jabil Circuit Inc.	1,330

50	Molex Inc.	912
	Total Electronic Equipment & Instruments	17,278
	Energy Equipment & Services – 0.9%

40	Baker Hughes Incorporated	1,663

50	Cooper Cameron Corporation, (2)	1,626

20	Diamond Offshore Drilling, Inc.	1,244

40	FMC Technologies Inc., (2)	2,106

150	Halliburton Company	3,683

20	Helmerich & Payne Inc.	730

70	Nabors Industries Inc., (2)	1,233

120	National-Oilwell Varco Inc.	3,968

60	Rowan Companies Inc., (2)	1,316

130	Schlumberger Limited	7,194

80	Smith International, Inc.	3,012
	Total Energy Equipment & Services	27,775
	Food & Staples Retailing – 2.1%

110	Costco Wholesale Corporation	6,031

440	CVS Caremark Corporation	12,901

100	Kroger Co.	1,969

130	Safeway Inc.	2,556

90	SUPERVALU INC.	975

210	Sysco Corporation	6,000

270	Walgreen Co.	7,209

500	Wal-Mart Stores, Inc.	24,035

110	Whole Foods Market, Inc., (2)	3,962
	Total Food & Staples Retailing	65,638

16	Nuveen Investments

Shares	Description (1)	Value

	Food Products – 2.0%

110	Archer-Daniels-Midland Company	$2,840

70	Campbell Soup Company	2,508

190	ConAgra Foods, Inc.	4,431

60	Dean Foods Company, (2)	604

260	General Mills, Inc.	9,235

110	H.J. Heinz Company	4,754

50	Hershey Foods Corporation	2,397

20	Hormel Foods Corporation	810

50	JM Smucker Company	3,011

90	Kellogg Company	4,527

560	Kraft Foods Inc.	15,680

50	McCormick & Company, Incorporated	1,898

70	Mead Johnson Nutrition Company, Class A Shares	3,508

360	Sara Lee Corporation	5,076

130	Tyson Foods, Inc., Class A	2,131
	Total Food Products	63,410
	Gas Utilities – 0.2%

30	EQT Corporation	1,084

20	Nicor Inc.	810

60	ONEOK, Inc.	2,595

70	Questar Corporation	3,184
	Total Gas Utilities	7,673
	Health Care Equipment & Supplies – 1.5%

110	Baxter International, Inc.	4,470

50	Becton, Dickinson and Company	3,381

210	Boston Scientific Corporation, (2)	1,218

20	C. R. Bard, Inc.	1,551

100	CareFusion Corporation, (2)	2,270

20	DENTSPLY International Inc.	598

60	Hospira Inc., (2)	3,447

20	Intuitive Surgical, Inc., (2)	6,312

310	Medtronic, Inc.	11,244

30	Saint Jude Medical Inc., (2)	1,083

90	Stryker Corporation	4,505

40	Varian Medical Systems, Inc., (2)	2,091

80	Zimmer Holdings, Inc., (2)	4,324
	Total Health Care Equipment & Supplies	46,494
	Health Care Providers & Services – 2.2%

120	Aetna Inc.	3,166

150	AmerisourceBergen Corporation	4,763

140	Cardinal Health, Inc.	4,705

120	CIGNA Corporation	3,727

70	Coventry Health Care, Inc., (2)	1,238

40	Davita Inc., (2)	2,498

210	Express Scripts, Inc., (2)	9,874

Nuveen Investments	17

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

90	Humana Inc., (2)	$4,110

30	Laboratory Corporation of America Holdings, (2)	2,260

140	McKesson HBOC Inc.	9,402

110	Medco Health Solutions, Inc., (2)	6,059

30	Patterson Companies, Inc.	856

30	Quest Diagnostics Incorporated	1,493

240	Tenet Healthcare Corporation, (2)	1,042

300	UnitedHealth Group Incorporated	8,520

140	Wellpoint Inc., (2)	6,850
	Total Health Care Providers & Services	70,563
	Health Care Technology – 0.0%

20	Cerner Corporation, (2)	1,518
	Hotels, Restaurants & Leisure – 1.8%

220	Carnival Corporation	6,653

60	Darden Restaurants, Inc.	2,331

60	International Game Technology	942

80	Marriott International, Inc., Class A	2,395

330	McDonald’s Corporation	21,737

330	Starbucks Corporation	8,019

90	Starwood Hotels & Resorts Worldwide, Inc.	3,729

130	Wyndham Worldwide Corporation	2,618

40	Wynn Resorts Ltd	3,051

130	YUM! Brands, Inc.	5,075
	Total Hotels, Restaurants & Leisure	56,550
	Household Durables – 0.6%

100	D.R. Horton, Inc.	983

60	Fortune Brands Inc.	2,351

30	Harman International Industries Inc., (2)	897

80	Leggett and Platt Inc.	1,605

110	Lennar Corporation, Class A	1,530

140	Newell Rubbermaid Inc.	2,050

100	Pulte Corporation, (2)	828

80	Stanley Black & Decker Inc.	4,041

50	Whirlpool Corporation	4,391
	Total Household Durables	18,676
	Household Products – 2.4%

50	Clorox Company	3,108

110	Colgate-Palmolive Company	8,664

140	Kimberly-Clark Corporation	8,488

930	Procter & Gamble Company	55,781
	Total Household Products	76,041
	Independent Power Producers & Energy Traders – 0.3%

220	AES Corporation, (2)	2,033

120	Constellation Energy Group	3,870

120	NRG Energy Inc., (2)	2,545
	Total Independent Power Producers & Energy Traders	8,448

18	Nuveen Investments

Shares	Description (1)	Value

	Industrial Conglomerates – 2.7%

280	3M Co.	$22,117

4,240	General Electric Company	61,141

150	Textron Inc.	2,545
	Total Industrial Conglomerates	85,803
	Insurance – 4.6%

230	AFLAC Incorporated	9,814

240	Allstate Corporation	6,895

50	American International Group, (2)	1,722

60	Aon Corporation	2,227

60	Assurant Inc.	2,082

480	Berkshire Hathaway Inc., Class B, (2)	38,251

140	Chubb Corporation	7,001

80	Cincinnati Financial Corporation	2,070

430	Genworth Financial Inc., Class A, (2)	5,620

270	Hartford Financial Services Group, Inc.	5,975

110	Lincoln National Corporation	2,672

160	Loews Corporation	5,330

120	Marsh & McLennan Companies, Inc.	2,706

300	MetLife, Inc.	11,328

160	Principal Financial Group, Inc.	3,750

220	Progressive Corporation	4,118

250	Prudential Financial, Inc.	13,415

40	Torchmark Corporation	1,980

210	Travelers Companies, Inc.	10,343

160	Unum Group	3,472

170	XL Capital Ltd, Class A	2,722
	Total Insurance	143,493
	Internet & Catalog Retail – 0.6%

130	Amazon.com, Inc., (2)	14,204

60	Expedia, Inc.	1,127

20	Priceline.com Incorporated, (2)	3,531
	Total Internet & Catalog Retail	18,862
	Internet Software & Services – 1.0%

80	Akamai Technologies, Inc., (2)	3,246

380	eBay Inc., (2)	7,452

40	Google Inc., Class A, (2)	17,798

30	Monster Worldwide Inc., (2)	349

40	VeriSign, Inc., (2)	1,062

80	Yahoo! Inc., (2)	1,106
	Total Internet Software & Services	31,013
	IT Services – 2.5%

130	Automatic Data Processing, Inc.	5,234

150	Cognizant Technology Solutions Corporation, Class A, (2)	7,509

60	Computer Sciences Corporation	2,715

120	Fidelity National Information Services	3,218

Nuveen Investments	19

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	IT Services (continued)

40	Fiserv, Inc., (2)	$1,826

380	International Business Machines Corporation (IBM)	46,922

20	MasterCard, Inc.	3,991

60	Paychex, Inc.	1,558

40	SAIC, Inc., (2)	670

50	Total System Services Inc.	680

50	Visa Inc.	3,538

90	Western Union Company	1,342
	Total IT Services	79,203
	Leisure Equipment & Products – 0.2%

260	Eastman Kodak Company, (2)	1,128

70	Hasbro, Inc.	2,877

170	Mattel, Inc.	3,597
	Total Leisure Equipment & Products	7,602
	Life Sciences Tools & Services – 0.5%

50	Life Technologies Corporation, (2)	2,362

30	Millipore Corporation, (2)	3,200

40	Perkinelmer Inc.	827

130	Thermo Fisher Scientific, Inc., (2)	6,376

30	Waters Corporation, (2)	1,941
	Total Life Sciences Tools & Services	14,706
	Machinery – 2.1%

300	Caterpillar Inc.	18,021

110	Cummins Inc.	7,164

140	Danaher Corporation	5,197

140	Deere & Company	7,795

70	Dover Corporation	2,925

80	Eaton Corporation	5,235

20	Flowserve Corporation	1,696

150	Illinois Tool Works, Inc.	6,192

100	PACCAR Inc.	3,987

40	Pall Corporation	1,375

70	Parker Hannifin Corporation	3,882

30	Snap-on Incorporated	1,227
	Total Machinery	64,696
	Media – 4.2%

410	CBS Corporation, Class B	5,301

1,350	Comcast Corporation, Class A	23,450

470	DIRECTV Group, Inc., (2)	15,942

130	Discovery Communications inc., Class A Shares, (2)	4,642

170	Gannett Company Inc.	2,288

230	Interpublic Group Companies, Inc., (2)	1,640

60	McGraw-Hill Companies, Inc.	1,688

10	Meredith Corporation	311

40	New York Times, Class A, (2)	346

20	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

900	News Corporation, Class A	$10,764

120	Omnicom Group, Inc.	4,116

40	Scripps Networks Interactive, Class A Shares	1,614

240	Time Warner Cable, Class A	12,499

610	Time Warner Inc.	17,635

310	Viacom Inc., Class B	9,725

640	Walt Disney Company	20,160
	Total Media	132,121
	Metals & Mining – 1.1%

10	AK Steel Holding Corporation	119

320	Alcoa Inc.	3,219

40	Allegheny Technologies, Inc.	1,768

80	Cliffs Natural Resources Inc.	3,773

220	Freeport-McMoRan Copper & Gold, Inc.	13,009

140	Newmont Mining Corporation	8,644

50	Nucor Corporation	1,914

50	Titanium Metals Corporation, (2)	879

40	United States Steel Corporation	1,542
	Total Metals & Mining	34,867
	Multiline Retail – 1.2%

50	Big Lots, Inc., (2)	1,605

60	Family Dollar Stores, Inc.	2,261

70	J.C. Penney Company, Inc.	1,504

100	Kohl’s Corporation, (2)	4,750

270	Macy’s, Inc.	4,833

100	Nordstrom, Inc.	3,219

30	Sears Holding Corporation, (2)	1,940

330	Target Corporation	16,226
	Total Multiline Retail	36,338
	Multi-Utilities – 1.8%

120	Ameren Corporation	2,852

240	CenterPoint Energy, Inc.	3,158

120	CMS Energy Corporation	1,758

130	Consolidated Edison, Inc.	5,603

240	Dominion Resources, Inc.	9,298

100	DTE Energy Company	4,561

50	Integrys Energy Group, Inc.	2,187

170	NiSource Inc.	2,465

150	PG&E Corporation	6,165

130	Public Service Enterprise Group Incorporated	4,073

50	Scana Corporation	1,788

70	Sempra Energy	3,275

120	TECO Energy, Inc.	1,808

50	Wisconsin Energy Corporation	2,537

200	Xcel Energy, Inc.	4,122
	Total Multi-Utilities	55,650

Nuveen Investments	21

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Office Electronics – 0.1%

550	Xerox Corporation	$4,422
	Oil, Gas & Consumable Fuels – 7.4%

130	Anadarko Petroleum Corporation	4,692

60	Apache Corporation	5,051

10	Cabot Oil & Gas Corporation	313

140	Chesapeake Energy Corporation	2,933

720	Chevron Corporation	48,859

600	ConocoPhillips	29,454

40	CONSOL Energy Inc.	1,350

30	Denbury Resources Inc., (2)	439

70	Devon Energy Corporation	4,264

190	El Paso Corporation	2,111

90	EOG Resources, Inc.	8,853

1,323	Exxon Mobil Corporation	75,504

60	Hess Corporation	3,020

230	Marathon Oil Corporation	7,151

40	Massey Energy Company	1,094

40	Murphy Oil Corporation	1,982

20	Noble Energy, Inc.	1,207

220	Occidental Petroleum Corporation	16,973

50	Peabody Energy Corporation	1,957

60	Pioneer Natural Resources Company	3,567

10	Range Resources Corporation	402

10	Southwestern Energy Company, (2)	386

260	Spectra Energy Corporation	5,218

20	Sunoco, Inc.	695

40	Tesoro Corporation	467

90	Valero Energy Corporation	1,618

200	Williams Companies, Inc.	3,656
	Total Oil, Gas & Consumable Fuels	233,216
	Paper & Forest Products – 0.3%

240	International Paper Company	5,431

100	MeadWestvaco Corporation	2,220

60	Weyerhaeuser Company	2,112
	Total Paper & Forest Products	9,763
	Personal Products – 0.1%

40	Avon Products, Inc.	1,060

60	Estee Lauder Companies Inc., Class A	3,344
	Total Personal Products	4,404
	Pharmaceuticals – 5.1%

400	Abbott Laboratories	18,712

80	Allergan, Inc.	4,661

590	Bristol-Myers Squibb Company	14,715

270	Eli Lilly and Company	9,045

80	Forest Laboratories, Inc., (2)	2,194

22	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals (continued)

710	Johnson & Johnson	$41,933

40	King Pharmaceuticals Inc., (2)	304

850	Merck & Company Inc.	29,725

130	Mylan Laboratories Inc., (2)	2,215

2,430	Pfizer Inc.	34,652

40	Watson Pharmaceuticals Inc., (2)	1,623
	Total Pharmaceuticals	159,779
	Professional Services – 0.1%

10	Dun and Bradstreet Inc.	671

30	Equifax Inc.	842

30	Robert Half International Inc.	707
	Total Professional Services	2,220
	Real Estate – 1.7%

70	Apartment Investment & Management Company, Class A	1,356

40	AvalonBay Communities, Inc.	3,735

60	Boston Properties, Inc.	4,280

170	Equity Residential	7,079

130	Health Care Property Investors Inc.	4,193

50	Health Care REIT, Inc.	2,106

260	Host Hotels & Resorts Inc.	3,505

130	Kimco Realty Corporation	1,747

30	Plum Creek Timber Company	1,036

200	ProLogis	2,026

50	Public Storage, Inc.	4,396

130	Simon Property Group, Inc.	10,498

70	Ventas Inc.	3,287

70	Vornado Realty Trust	5,107
	Total Real Estate	54,351
	Real Estate Management & Development – 0.1%

170	CB Richard Ellis Group, Inc., Class A, (2)	2,314
	Road & Rail – 1.0%

200	CSX Corporation	9,926

150	Norfolk Southern Corporation	7,958

40	Ryder System, Inc.	1,609

190	Union Pacific Corporation	13,207
	Total Road & Rail	32,700
	Semiconductors & Equipment – 2.5%

470	Advanced Micro Devices, Inc., (2)	3,440

80	Altera Corporation	1,985

80	Analog Devices, Inc.	2,229

260	Applied Materials, Inc.	3,125

120	Broadcom Corporation, Class A	3,956

10	First Solar Inc., (2)	1,138

2,000	Intel Corporation	38,900

30	KLA-Tencor Corporation	836

Nuveen Investments	23

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

60	Linear Technology Corporation	$1,669

140	LSI Logic Corporation, (2)	644

60	Microchip Technology Incorporated	1,664

510	Micron Technology, Inc., (2)	4,330

30	National Semiconductor Corporation	404

30	Novellus Systems, Inc., (2)	761

130	NVIDIA Corporation, (2)	1,327

70	Teradyne Inc., (2)	683

430	Texas Instruments Incorporated	10,010

60	Xilinx, Inc.	1,516
	Total Semiconductors & Equipment	78,617
	Software – 2.9%

70	Adobe Systems Incorporated, (2)	1,850

70	Autodesk, Inc., (2)	1,705

20	BMC Software, Inc., (2)	693

120	CA Inc.	2,208

90	Citrix Systems, (2)	3,801

60	Compuware Corporation, (2)	479

90	Intuit, Inc., (2)	3,129

2,320	Microsoft Corporation	53,383

110	Novell Inc., (2)	625

690	Oracle Corporation	14,807

60	Red Hat, Inc., (2)	1,736

60	Salesforce.com, Inc., (2)	5,149

50	Symantec Corporation, (2)	694
	Total Software	90,259
	Specialty Retail – 2.4%

30	Abercrombie & Fitch Co., Class A	921

40	AutoNation Inc., (2)	780

10	AutoZone, Inc., (2)	1,932

120	Bed Bath and Beyond Inc., (2)	4,450

140	Best Buy Co., Inc.	4,740

50	GameStop Corporation, (2)	940

190	Gap, Inc.	3,697

760	Home Depot, Inc.	21,333

190	Limited Brands, Inc.	4,193

530	Lowe’s Companies, Inc.	10,823

100	Office Depot, Inc., (2)	404

50	O’Reilly Automotive Inc., (2)	2,378

60	RadioShack Corporation	1,171

50	Ross Stores, Inc.	2,665

130	Staples, Inc.	2,477

60	Tiffany & Co.	2,275

200	TJX Companies, Inc.	8,390

60	Urban Outfitters, Inc., (2)	2,063
	Total Specialty Retail	75,632

24	Nuveen Investments

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.5%

120	Coach, Inc.	$4,386

110	Nike, Inc., Class B	7,431

30	Polo Ralph Lauren Corporation	2,189

40	VF Corporation	2,847
	Total Textiles, Apparel & Luxury Goods	16,853
	Thrifts & Mortgage Finance – 0.1%

140	Hudson City Bancorp, Inc.	1,714

40	People’s United Financial, Inc.	540
	Total Thrifts & Mortgage Finance	2,254
	Tobacco – 1.5%

880	Altria Group, Inc.	17,635

50	Lorillard Inc.	3,599

470	Philip Morris International	21,545

80	Reynolds American Inc.	4,170
	Total Tobacco	46,949
	Trading Companies & Distributors – 0.1%

50	Fastenal Company	2,510

20	W.W. Grainger, Inc.	1,989
	Total Trading Companies & Distributors	4,499
	Wireless Telecommunication Services – 0.3%

80	American Tower Corporation, (2)	3,560

50	Metropcs Communications Inc., (2)	410

1,270	Sprint Nextel Corporation, (2)	5,385
	Total Wireless Telecommunication Services	9,355
	Total Common Stocks (cost $3,323,838)	3,052,082

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 3.9%

1,200	iShares S&P 500 Index Fund	$123,864
	Total Investment Companies (cost $135,150)	123,864
	Total Investments (cost $3,458,988) – 101.1%	3,175,946
	Other Assets Less Liabilities – (1.1)%	(35,073)
	Net Assets – 100%	$3,140,873

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 101.2%

	Aerospace & Defense – 1.0%

110	BE Aerospace Inc., (2)	$2,797

90	Goodrich Corporation	5,963

50	ITT Industries, Inc.	2,246

50	L-3 Communications Holdings, Inc.	3,542

90	Rockwell Collins, Inc.	4,782

50	Spirit AeroSystems Holdings Inc., (2)	953

40	TransDigm Group Inc.	2,041
	Total Aerospace & Defense	22,324
	Air Freight & Logistics – 0.2%

30	C.H. Robinson Worldwide, Inc.	1,670

40	Expeditors International of Washington, Inc.	1,380

50	UTI Worldwide, Inc.	619
	Total Air Freight & Logistics	3,669
	Airlines – 1.9%

530	AMR Corporation, (2)	3,593

240	Continental Airlines, inc., (2)	5,280

30	Copa Holdings SA	1,327

1,390	Delta Air Lines, Inc., (2)	16,333

870	Southwest Airlines Co.	9,666

340	UAL Corporation, (2)	6,990
	Total Airlines	43,189
	Auto Components – 0.6%

80	Autoliv Inc.	3,828

30	Federal Mogul Corporation, Class A Shares, (2)	391

130	Gentex Corporation	2,337

80	Goodyear Tire & Rubber Company, (2)	795

20	Lear Corporation, (2)	1,324

160	TRW Automotive Holdings Corporation, (2)	4,411
	Total Auto Components	13,086
	Automobiles – 0.3%

250	Harley-Davidson, Inc.	5,557

30	Thor Industries, Inc.	713
	Total Automobiles	6,270
	Beverages – 1.0%

40	Brown-Forman Corporation	2,289

340	Coca-Cola Enterprises Inc.	8,792

100	Constellation Brands, Inc., Class A, (2)	1,562

290	Dr. Pepper Snapple Group	10,843

10	Molson Coors Brewing Company, Class B	424
	Total Beverages	23,910
	Biotechnology – 0.6%

20	Alexion Pharmaceuticals Inc., (2)	1,024

30	BioMarin Pharmaceutical Inc., (2)	569

140	Dendreon Corporation, (2)	4,526

240	Human Genome Sciences, Inc., (2)	5,438

26	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

70	Regeneron Pharmaceuticals, Inc., (2)	$1,562

40	Vertex Pharmaceuticals Inc., (2)	1,316
	Total Biotechnology	14,435
	Building Products – 0.5%

40	Armstrong World Industries Inc., (2)	1,207

20	Lennox International Inc.	831

140	Masco Corporation	1,506

220	Owens Corning, (2)	6,580

30	USG Corporation, (2)	362
	Total Building Products	10,486
	Capital Markets – 1.0%

10	Affiliated Managers Group Inc., (2)	608

200	Ameriprise Financial, Inc.	7,226

150	E*Trade Group Inc., (2)	1,773

40	Eaton Vance Corporation	1,104

80	Invesco LTD	1,346

10	Jefferies Group, Inc.	211

20	Lazard Limited	534

130	Legg Mason, Inc.	3,644

130	Raymond James Financial Inc.	3,210

60	SEI Investments Company	1,222

60	T. Rowe Price Group Inc.	2,663
	Total Capital Markets	23,541
	Chemicals – 3.0%

80	Airgas, Inc.	4,976

90	Albemarle Corporation	3,574

160	Ashland Inc.	7,427

90	Cabot Corporation	2,170

120	Celanese Corporation, Series A	2,989

90	Cytec Industries, Inc.	3,599

70	Eastman Chemical Company	3,735

50	Ecolab Inc.	2,245

470	Huntsman Corporation	4,075

50	International Flavors & Fragrances Inc.	2,121

110	Lubrizol Corporation	8,834

60	Nalco Holding Company	1,228

160	PPG Industries, Inc.	9,666

120	RPM International, Inc.	2,141

20	Scotts Miracle Gro Company	888

80	Sherwin-Williams Company	5,535

40	Sigma-Aldrich Corporation	1,993

80	Valspar Corporation	2,410
	Total Chemicals	69,606
	Commercial & Professional Services – 0.0%

50	Corrections Corporation of America, (2)	954

Nuveen Investments	27

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Commercial Banks – 6.6%

20	Associated Banc-Corp.	$245

70	BancorpSouth Inc.	1,252

30	Bank of Hawaii Corporation	1,450

20	BOK Financial Corporation	949

280	Capitalsource Inc.	1,333

360	CIT Group Inc., (2)	12,190

40	City National Corporation	2,049

190	Comerica Incorporated	6,998

40	Commerce Bancshares Inc.	1,440

20	Cullen/Frost Bankers, Inc.	1,028

250	East West Bancorp Inc.	3,813

1,650	Fifth Third Bancorp.	20,278

51	First Horizon National Corporation, (2)	582

270	Fulton Financial Corporation	2,606

1,130	Huntington BancShares Inc.	6,260

1,710	KeyCorp.	13,150

100	M&T Bank Corporation	8,495

750	Marshall and Ilsley Corporation	5,385

790	Popular, Inc., (2)	2,117

3,040	Regions Financial Corporation	20,002

1,170	SunTrust Banks, Inc.	27,261

410	Synovus Financial Corp.	1,041

80	TCF Financial Corporation	1,329

130	Valley National Bancorp.	1,771

20	Wilmington Trust Corporation	222

360	Zions Bancorporation	7,765
	Total Commercial Banks	151,011
	Commercial Services & Supplies – 1.0%

50	Avery Dennison Corporation	1,607

40	Cintas Corporation	959

30	Copart Inc., (2)	1,074

10	Covanta Holding Corporation	166

60	Iron Mountain Inc.	1,348

20	KAR Auction Services Inc., (2)	247

50	Pitney Bowes Inc.	1,098

320	R.R. Donnelley & Sons Company	5,238

260	Republic Services, Inc.	7,730

20	St Joe Company, (2)	463

20	Stericycle Inc., (2)	1,312

50	Waste Connections Inc., (2)	1,744
	Total Commercial Services & Supplies	22,986
	Communication Equipment – 0.9%

20	CommScope Inc., (2)	475

30	Echostar Holding Corproation, Class A, (2)	572

90	F5 Networks, Inc., (2)	6,171

28	Nuveen Investments

Shares	Description (1)	Value

	Communication Equipment (continued)

130	Harris Corporation	$5,415

260	JDS Uniphase Corporation, (2)	2,558

60	Polycom Inc., (2)	1,787

610	Tellabs Inc.	3,898
	Total Communication Equipment	20,876
	Computers & Peripherals – 2.5%

30	Diebold Inc.	818

170	Lexmark International, Inc., Class A, (2)	5,615

280	Network Appliance Inc., (2)	10,447

440	SanDisk Corporation, (2)	18,511

880	Seagate Technology, (2)	11,475

80	Teradata Corporation, (2)	2,438

270	Western Digital Corporation, (2)	8,143
	Total Computers & Peripherals	57,447
	Construction & Engineering – 0.3%

30	AECOM Technology Corporation, (2)	692

100	Chicago Bridge & Iron Company N.V., (2)	1,881

30	KBR Inc.	610

80	Shaw Group Inc., (2)	2,738

10	URS Corporation, (2)	393
	Total Construction & Engineering	6,314
	Construction Materials – 0.0%

10	Eagle Materials Inc.	259

10	Vulcan Materials Company	438
	Total Construction Materials	697
	Consumer Finance – 0.8%

170	Americredit Corp., (2)	3,097

860	Discover Financial Services	12,023

410	SLM Corporation, (2)	4,260
	Total Consumer Finance	19,380
	Containers & Packaging – 0.7%

30	AptarGroup Inc.	1,135

30	Ball Corporation	1,585

70	Bemis Company, Inc.	1,890

30	Crown Holdings Inc., (2)	751

20	Greif Inc.	1,111

90	Packaging Corp. of America	1,982

30	Pactiv Corporation, (2)	835

60	Sealed Air Corporation	1,183

80	Sonoco Products Company	2,438

180	Temple-Inland Inc.	3,721
	Total Containers & Packaging	16,631
	Distributors – 0.2%

90	Genuine Parts Company	3,550

70	LKQ Corporation, (2)	1,350
	Total Distributors	4,900

Nuveen Investments	29

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Diversified Consumer Services – 0.4%

60	Career Education Corporation, (2)	$1,381

20	Devry, Inc.	1,050

30	Education Management Corporation, (2)	458

80	H & R Block Inc.	1,255

60	Hillenbrand Inc.	1,283

360	Service Corporation International	2,664

10	Weight Watcher’s International Inc.	257
	Total Diversified Consumer Services	8,348
	Diversified Financial Services – 0.2%

30	Interactive Brokers Group, Inc., (2)	498

10	Intercontinental Exchange, Inc., (2)	1,130

90	Leucadia National Corporation, (2)	1,756

40	MSCI Inc., Class A Shares, (2)	1,096

30	New York Stock Exchange Euronext	829
	Total Diversified Financial Services	5,309
	Diversified REIT – 0.6%

90	Liberty Property Trust	2,597

140	Vornado Realty Trust	10,213
	Total Diversified REIT	12,810
	Diversified Telecommunication Services – 1.6%

320	CenturyTel, Inc.	10,659

400	Frontier Communications Corporation	2,844

780	Level 3 Communications Inc., (2)	850

2,700	Qwest Communications International Inc.	14,175

120	TW Telecom Inc., (2)	2,002

540	Windstream Corporation	5,702
	Total Diversified Telecommunication Services	36,232
	Electric Utilities – 2.9%

90	Allegheny Energy, Inc.	1,861

90	DPL Inc.	2,151

310	Edison International	9,833

250	FirstEnergy Corp.	8,808

130	Great Plains Energy Incorporated	2,213

80	Hawaiian Electric Industries	1,822

20	ITC Holdings Corporation	1,058

200	Northeast Utilities	5,096

200	NV Energy Inc.	2,362

300	Pepco Holdings, Inc.	4,704

160	Pinnacle West Capital Corporation	5,818

260	PPL Corporation	6,487

270	Progress Energy, Inc.	10,589

150	Westar Energy Inc.	3,242
	Total Electric Utilities	66,044
	Electrical Equipment – 1.0%

50	Ametek Inc.	2,008

30	Nuveen Investments

Shares	Description (1)	Value

	Electrical Equipment (continued)

130	Cooper Industries Inc.	$5,720

50	General Cable Corporation, (2)	1,332

50	Hubbell Incorporated, Class B	1,985

40	Regal-Beloit Corporation	2,231

130	Rockwell Automation, Inc.	6,382

40	Roper Industries Inc.	2,238

20	Thomas & Betts Corporation, (2)	694
	Total Electrical Equipment	22,590
	Electronic Components – 0.4%

60	Amphenol Corporation, Class A	2,357

40	AVX Group	513

60	Dolby Laboratories, Inc., (2)	3,761

210	Vishay Intertechnology Inc., (2)	1,625
	Total Electronic Components	8,256
	Electronic Equipment & Instruments – 0.9%

250	Agilent Technologies, Inc., (2)	7,107

70	Arrow Electronics, Inc., (2)	1,564

70	Avnet Inc., (2)	1,688

30	FLIR Systems Inc., (2)	873

30	Ingram Micro, Inc., Class A, (2)	456

190	Jabil Circuit Inc.	2,527

70	Molex Inc.	1,277

40	National Instruments Corporation	1,271

60	Tech Data Corporation, (2)	2,137

60	Trimble Navigation Limited, (2)	1,680
	Total Electronic Equipment & Instruments	20,580
	Energy Equipment & Services – 0.9%

10	Core Laboratories NV	1,476

20	Diamond Offshore Drilling, Inc.	1,244

10	Dresser Rand Group, Inc., (2)	315

80	Exterran Holdings, Inc., (2)	2,065

50	FMC Technologies Inc., (2)	2,633

30	Helmerich & Payne Inc.	1,095

30	Nabors Industries Inc., (2)	529

50	Oil States International Inc., (2)	1,979

10	Patterson-UTI Energy, Inc.	129

20	Pride International Inc., (2)	447

130	Rowan Companies Inc., (2)	2,852

10	SeaCor Smit Inc., (2)	707

90	Smith International, Inc.	3,388

40	Tidewater Inc.	1,549

30	Unit Corporation, (2)	1,218
	Total Energy Equipment & Services	21,626
	Food & Staples Retailing – 0.6%

10	BJ’s Wholesale Club, (2)	370

Nuveen Investments	31

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

210	Safeway Inc.	$4,129

260	SUPERVALU INC.	2,818

180	Whole Foods Market, Inc., (2)	6,484
	Total Food & Staples Retailing	13,801
	Food Products – 2.8%

30	Bunge Limited	1,476

90	Campbell Soup Company	3,225

370	ConAgra Foods, Inc.	8,628

70	Corn Products International, Inc.	2,121

110	Dean Foods Company, (2)	1,108

260	Del Monte Foods Company	3,741

20	Flowers Foods Inc.	489

130	H.J. Heinz Company	5,618

100	Hershey Foods Corporation	4,793

10	Hormel Foods Corporation	405

90	JM Smucker Company	5,420

50	McCormick & Company, Incorporated	1,898

160	Mead Johnson Nutrition Company, Class A Shares	8,019

10	Ralcorp Holdings Inc., (2)	548

760	Sara Lee Corporation	10,716

110	Smithfield Foods, Inc., (2)	1,639

280	Tyson Foods, Inc., Class A	4,589
	Total Food Products	64,433
	Gas Utilities – 1.2%

80	AGL Resources Inc.	2,866

80	Atmos Energy Corporation	2,163

50	Energen Corporation	2,217

30	EQT Corporation	1,084

70	National Fuel Gas Company	3,212

150	ONEOK, Inc.	6,487

160	Questar Corporation	7,278

80	UGI Corporation	2,035
	Total Gas Utilities	27,342
	Health Care Equipment & Supplies – 2.2%

10	Beckman Coulter, Inc.	603

120	Boston Scientific Corporation, (2)	696

30	C. R. Bard, Inc.	2,326

220	CareFusion Corporation, (2)	4,994

40	Cooper Companies, Inc.	1,592

20	DENTSPLY International Inc.	598

80	Edwards Lifesciences Corporation, (2)	4,481

20	Gen-Probe, Inc., (2)	908

60	Hill Rom Holdings Inc.	1,826

10	Hologic Inc., (2)	139

100	Hospira Inc., (2)	5,745

32	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

30	Idexx Labs Inc., (2)	$1,827

40	Intuitive Surgical, Inc., (2)	12,625

20	Inverness Medical Innovation, (2)	533

70	Kinetic Concepts Inc., (2)	2,556

70	ResMed Inc., (2)	4,257

20	Teleflex Inc.	1,086

40	Thoratec Corporation, (2)	1,709

30	Varian Medical Systems, Inc., (2)	1,568
	Total Health Care Equipment & Supplies	50,069
	Health Care Providers & Services – 3.1%

310	AmerisourceBergen Corporation	9,842

60	Brookdale Senior Living Inc., (2)	900

260	CIGNA Corporation	8,076

170	Community Health Systems, Inc., (2)	5,748

140	Coventry Health Care, Inc., (2)	2,475

60	Davita Inc., (2)	3,746

40	Emergency Medical Services Corporation, (2)	1,961

380	Health Management Associates Inc., (2)	2,953

90	Health Net Inc., (2)	2,193

40	Henry Schein Inc., (2)	2,196

220	Humana Inc., (2)	10,047

10	Laboratory Corporation of America Holdings, (2)	753

60	Lifepoint Hospitals Inc., (2)	1,884

160	Lincare Holdings	5,202

20	Medax Inc., (2)	1,112

70	Omnicare, Inc.	1,659

60	Patterson Companies, Inc.	1,712

10	Quest Diagnostics Incorporated	498

620	Tenet Healthcare Corporation, (2)	2,691

110	Universal Health Services, Inc., Class B	4,197

40	VCA Antech, Inc., (2)	990
	Total Health Care Providers & Services	70,835
	Health Care Technology – 0.2%

20	Cerner Corporation, (2)	1,518

30	SXC Health Solutions Corporation, (2)	2,197
	Total Health Care Technology	3,715
	Hotels, Restaurants & Leisure – 2.0%

40	Bally Technologies, Inc., (2)	1,296

30	Brinker International Inc.	434

20	Burger King Holdings Inc.	337

20	Chipotle Mexican Grill, (2)	2,736

10	Choice Hotels International, Inc.	302

90	Darden Restaurants, Inc.	3,496

70	Hyatt Hotels Corporation, Class A, (2)	2,596

10	Intl Speedway Corporation	258

Nuveen Investments	33

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

40	Marriott International, Inc., Class A	$1,198

200	MGM Mirage Inc., (2)	1,928

20	Panera Bread Company, (2)	1,506

10	Penn National Gaming, Inc., (2)	231

280	Royal Caribbean Cruises Limited, (2)	6,376

180	Starwood Hotels & Resorts Worldwide, Inc.	7,457

50	Wendy’s International, Inc.	200

10	WMS Industries Inc., (2)	392

340	Wyndham Worldwide Corporation	6,847

110	Wynn Resorts Ltd	8,390
	Total Hotels, Restaurants & Leisure	45,980
	Household Durables – 2.6%

100	D.R. Horton, Inc.	983

140	Fortune Brands Inc.	5,485

170	Garmin Limited	4,974

40	Harman International Industries Inc., (2)	1,196

120	Jarden Corporation	3,224

210	Leggett and Platt Inc.	4,213

270	Lennar Corporation, Class A	3,756

50	Mohawk Industries Inc., (2)	2,288

280	Newell Rubbermaid Inc.	4,099

150	Stanley Black & Decker Inc.	7,578

110	Tempur Pedic International Inc., (2)	3,382

80	Tupperware Corporation	3,188

180	Whirlpool Corporation	15,808
	Total Household Durables	60,174
	Household Products – 0.2%

30	Church & Dwight Company Inc.	1,881

30	Clorox Company	1,865

10	Energizer Holdings Inc., (2)	503
	Total Household Products	4,249
	Independent Power Producers & Energy Traders – 0.9%

330	AES Corporation, (2)	3,049

60	Calpine Corporation, (2)	763

300	Constellation Energy Group	9,675

200	Mirant Corporation, (2)	2,112

280	NRG Energy Inc., (2)	5,939
	Total Independent Power Producers & Energy Traders	21,538
	Industrial Conglomerates – 0.4%

90	Carlisle Companies Inc.	3,252

10	McDermott International Inc., (2)	217

320	Textron Inc.	5,430
	Total Industrial Conglomerates	8,899
	Industrial REIT – 0.3%

140	AMB Property Corp.	3,319

34	Nuveen Investments

Shares	Description (1)	Value

	Industrial REIT (continued)

400	ProLogis	$4,052
	Total Industrial REIT	7,371
	Insurance – 7.1%

50	Allied World Assurance Holdings	2,269

100	American Financial Group Inc.	2,732

120	American International Group, (2)	4,133

10	American National Insurance Company	810

90	Aon Corporation	3,341

60	Arch Capital Group Limited, (2)	4,470

50	Arthur J. Gallagher & Co.	1,219

90	Aspen Insurance Holdings Limited	2,227

120	Assurant Inc.	4,164

60	Assured Guaranty Limited	796

150	Axis Capital Holdings Limited	4,458

30	Brown & Brown Inc.	574

160	Cincinnati Financial Corporation	4,139

50	CNA Financial Corporation, (2)	1,278

60	Endurance Specialty Holdings, Limited	2,252

20	Erie Indemnity Company	910

50	Everest Reinsurance Group Ltd	3,536

160	Fidelity National Title Group Inc., Class A	2,078

1,390	Genworth Financial Inc., Class A, (2)	18,167

40	Hanover Insurance Group Inc.	1,740

750	Hartford Financial Services Group, Inc.	16,597

90	HCC Insurance Holdings Inc.	2,228

250	Lincoln National Corporation	6,073

210	Marsh & McLennan Companies, Inc.	4,736

190	MBIA Inc., (2)	1,066

30	Mercury General Corporation	1,243

350	Old Republic International Corporation	4,246

20	OneBeacon Insurance Group Limited, Class A	286

70	PartnerRe Limited	4,910

410	Principal Financial Group, Inc.	9,610

250	Progressive Corporation	4,680

100	Protective Life Corporation	2,139

80	Reinsurance Group of America Inc.	3,657

50	RenaisasnceRE Holdings, Limited	2,814

60	StanCorp Financial Group Inc.	2,432

60	Symetra Financial Corporation	720

90	Torchmark Corporation	4,456

50	Transatlantic Holdings Inc.	2,398

40	Unitrin, Inc.	1,024

400	Unum Group	8,680

70	Valdius Holdings Limited	1,709

10	White Mountain Insurance Group	3,242

Nuveen Investments	35

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Insurance (continued)

70	WR Berkley Corporation	$1,852

390	XL Capital Ltd, Class A	6,244
	Total Insurance	162,335
	Internet & Catalog Retail – 1.2%

110	Expedia, Inc.	2,066

1,170	Liberty Media Holding Corporation Interactive, Class A, (2)	12,285

50	NetFlix.com Inc., (2)	5,432

50	Priceline.com Incorporated, (2)	8,827
	Total Internet & Catalog Retail	28,610
	Internet Software & Services – 0.5%

140	Akamai Technologies, Inc., (2)	5,680

100	AOL Inc., (2)	2,079

90	IAC/InterActiveCorp., (2)	1,977

50	WebMD Health Corporation, Class A, (2)	2,322
	Total Internet Software & Services	12,058
	IT Services – 1.3%

70	Alliance Data Systems Corporation, (2)	4,166

80	Amdocs Limited, (2)	2,148

70	Broadridge Financial Solutions, Inc.	1,334

120	Computer Sciences Corporation	5,430

40	Convergys Corporation, (2)	392

140	CoreLogic Inc.	2,472

200	Fidelity National Information Services	5,364

40	Gartner Inc., (2)	930

40	Genpact Limited, (2)	621

10	Global Payments Inc.	365

30	Hewitt Associates Inc., Class A, (2)	1,034

30	Lender Processing Services Inc.	939

30	NeuStar, Inc., (2)	619

70	Paychex, Inc.	1,818

40	SAIC, Inc., (2)	670

20	Total System Services Inc.	272

40	Western Union Company	596
	Total IT Services	29,170
	Leisure Equipment & Products – 0.6%

140	Hasbro, Inc.	5,754

330	Mattel, Inc.	6,983
	Total Leisure Equipment & Products	12,737
	Life Sciences Tools & Services – 0.8%

10	Bio-Rad Laboratories Inc., (2)	865

10	Covance, Inc., (2)	513

20	Illumina Inc., (2)	871

40	Life Technologies Corporation, (2)	1,890

20	Mettler-Toledo International Inc., (2)	2,233

40	Millipore Corporation, (2)	4,266

36	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

40	Perkinelmer Inc.	$827

70	Pharmaceutical Product Development Inc.	1,779

20	Techne Corporation	1,149

60	Waters Corporation, (2)	3,882
	Total Life Sciences Tools & Services	18,275
	Machinery – 5.1%

120	Bucyrus International, Inc.	5,694

50	CNH Global N.V.	1,132

40	Crane Company	1,208

290	Cummins Inc.	18,888

40	Donaldson Company, Inc.	1,706

160	Dover Corporation	6,686

200	Eaton Corporation	13,088

30	Flowserve Corporation	2,544

40	Gardner Denver, Inc.	1,784

40	Graco Inc.	1,128

30	Harsco Corporation	705

40	IDEX Corporation	1,143

410	Ingersoll Rand Company Limited, Class A	14,141

80	Joy Global Inc.	4,007

50	Kennametal Inc.	1,271

30	Lincoln Electric Holdings Inc.	1,530

200	Manitowoc Company Inc.	1,828

60	Navistar International Corporation, (2)	2,952

230	Oshkosh Truck Corporation, (2)	7,167

60	Pall Corporation	2,062

140	Parker Hannifin Corporation	7,764

80	Pentair, Inc.	2,576

60	Snap-on Incorporated	2,455

30	SPX Corporation	1,584

70	Terex Corporation, (2)	1,312

120	Timken Company	3,119

50	Toro Company	2,456

150	Trinity Industries Inc.	2,658

10	Valmont Industries, Inc.	727

50	WABCO Holdings Inc., (2)	1,574

20	Wabtec Corporation	798
	Total Machinery	117,687
	Marine – 0.1%

40	Alexander and Bald, Inc.	1,191

20	Kirby Corporation, (2)	765
	Total Marine	1,956
	Media – 4.0%

320	Cablevision Systems Corporation	7,683

990	CBS Corporation, Class B	12,801

100	Clear Channel Outdoor Holdings Inc., Class A, (2)	868

Nuveen Investments	37

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Media (continued)

290	Discovery Communications inc., Class A Shares, (2)	$10,356

290	Echostar Communications Corporation, Variable Prepaid Forward	5,263

520	Gannett Company Inc.	6,999

30	Interactive Data Corporation	1,001

400	Interpublic Group Companies, Inc., (2)	2,852

20	John Wiley and Sons Inc., Class A	773

40	Lamar Advertising Company, (2)	981

490	Liberty Global Inc, A Shares, (2)	12,735

140	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	5,867

40	Liberty Media Starz, (2)	2,074

30	Madison Square Garden Inc., (2)	590

50	McGraw-Hill Companies, Inc.	1,407

20	Meredith Corporation	623

10	Morningstar, Inc., (2)	425

120	New York Times, Class A, (2)	1,038

90	Regal Entertainment Group, Class A	1,174

80	Scripps Networks Interactive, Class A Shares	3,227

5,790	Sirius XM Radio Inc., (2)	5,498

510	Virgin Media, Inc.	8,512
	Total Media	92,747
	Metals & Mining – 1.2%

70	Allegheny Technologies, Inc.	3,093

60	Carpenter Technology Inc.	1,970

210	Cliffs Natural Resources Inc.	9,904

50	Commercial Metals Company	661

20	Compass Minerals International, Inc.	1,406

30	Gerdau AmeriSteel Corporation, (2)	327

90	Reliance Steel & Aluminum Company	3,253

90	Titanium Metals Corporation, (2)	1,583

20	United States Steel Corporation	771

80	Walter Industries Inc.	4,868
	Total Metals & Mining	27,836
	Mortgage REIT – 1.0%

1,170	Annaly Capital Management Inc.	20,066

660	Chimera Investments Corporation	2,383
	Total Mortgage REIT	22,449
	Multiline Retail – 1.9%

100	Big Lots, Inc., (2)	3,209

90	Dollar General Corporation, (2)	2,480

75	Dollar Tree Stores Inc., (2)	3,122

110	Family Dollar Stores, Inc.	4,146

170	J.C. Penney Company, Inc.	3,652

840	Macy’s, Inc.	15,036

280	Nordstrom, Inc.	9,013

38	Nuveen Investments

Shares	Description (1)	Value

	Multiline Retail (continued)

50	Sears Holding Corporation, (2)	$3,232
	Total Multiline Retail	43,890
	Multi-Utilities – 4.2%

140	Alliant Energy Corporation	4,444

310	Ameren Corporation	7,369

620	CenterPoint Energy, Inc.	8,159

320	CMS Energy Corporation	4,688

270	Consolidated Edison, Inc.	11,637

240	DTE Energy Company	10,946

140	Integrys Energy Group, Inc.	6,123

110	MDU Resources Group Inc.	1,983

450	NiSource Inc.	6,525

70	NSTAR	2,450

110	OGE Energy Corp.	4,022

110	Scana Corporation	3,934

110	Sempra Energy	5,147

290	TECO Energy, Inc.	4,370

60	Vectren Corporation	1,420

90	Wisconsin Energy Corporation	4,567

430	Xcel Energy, Inc.	8,862
	Total Multi-Utilities	96,646
	Office Electronics – 0.6%

1,510	Xerox Corporation	12,140

30	Zebra Technologies Corporation, Class A, (2)	761
	Total Office Electronics	12,901
	Office REIT – 1.5%

60	Alexandria Real Estate Equities Inc.	3,802

110	Boston Properties, Inc.	7,847

190	Brandywine Realty Trust	2,043

20	Corporate Office Properties	755

60	Digital Realty Trust Inc.	3,461

160	Douglas Emmett Inc.	2,275

170	Duke Realty Corporation	1,930

450	HRPT Properties Trust	2,795

70	Mack-Cali Realty Corporation	2,081

50	Piedmont Office Realty Trust	937

140	SL Green Realty Corporation	7,706
	Total Office REIT	35,632
	Oil, Gas & Consumable Fuels – 3.2%

10	Alpha Natural Resources Inc., (2)	339

10	Arch Coal Inc.	198

70	Atlas Energy Inc, (2)	1,895

130	Cimarex Energy Company	9,305

10	Cobalt International Energy, Inc., (2)	75

50	Concho Resources Inc., (2)	2,767

Nuveen Investments	39

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

10	Continental Resources Inc., (2)	$446

240	El Paso Corporation	2,666

90	Forest Oil Corporation, (2)	2,462

60	Frontline Limited	1,712

130	Mariner Energy Inc., (2)	2,792

40	Massey Energy Company	1,094

80	Murphy Oil Corporation	3,964

150	Newfield Exploration Company, (2)	7,329

30	Peabody Energy Corporation	1,174

160	Pioneer Natural Resources Company	9,512

20	Plains Exploration & Production Company, (2)	412

20	Quicksilver Resources Inc., (2)	220

90	SM Energy Company	3,614

120	Southern Union Company	2,623

500	Spectra Energy Corporation	10,035

70	Teekay Shipping Corporation	1,832

130	Tesoro Corporation	1,517

20	Ultra Petroleum Corporation, (2)	885

50	Whiting Petroleum Corporation, (2)	3,921
	Total Oil, Gas & Consumable Fuels	72,789
	Paper & Forest Products – 1.4%

140	Domtar Corporation	6,881

790	International Paper Company	17,878

250	MeadWestvaco Corporation	5,550

40	Weyerhaeuser Company	1,408
	Total Paper & Forest Products	31,717
	Personal Products – 0.5%

20	Alberto Culver Company	542

140	Estee Lauder Companies Inc., Class A	7,802

50	Herbalife, Limited	2,303

30	NBTY Inc., (2)	1,020
	Total Personal Products	11,667
	Pharmaceuticals – 0.9%

50	Endo Pharmaceuticals Holdings Inc., (2)	1,091

90	King Pharmaceuticals Inc., (2)	683

170	Mylan Laboratories Inc., (2)	2,897

120	Perrigo Company	7,088

70	Valeant Pharmaceuticals International	3,660

90	Warner Chilcott Limited, (2)	2,057

90	Watson Pharmaceuticals Inc., (2)	3,651
	Total Pharmaceuticals	21,127
	Professional Services – 0.2%

20	Dun and Bradstreet Inc.	1,342

20	Equifax Inc.	561

20	IHS Inc., (2)	1,168

40	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

40	Towers Watson & Company, Class A Shares	$1,554

30	Verisk Analytics Inc, Class A Shares, (2)	897
	Total Professional Services	5,522
	Real Estate Management & Devlopment – 0.5%

310	CB Richard Ellis Group, Inc., Class A, (2)	4,219

240	Forest City Enterprises, Inc., (2)	2,717

60	Jones Lang LaSalle Inc.	3,938
	Total Real Estate Management & Devlopment	10,874
	Residential REIT – 1.6%

170	Apartment Investment & Management Company, Class A	3,293

70	AvalonBay Communities, Inc.	6,536

60	BRE Properties, Inc.	2,216

60	Camden Property Trust	2,451

350	Equity Residential	14,574

30	Essex Property Trust Inc.	2,926

210	UDR Inc.	4,017
	Total Residential REIT	36,013
	Retail REIT – 1.2%

350	Developers Diversified Realty Corporation	3,465

30	Federal Realty Investment Trust	2,108

390	General Growth Properties Inc.	5,171

130	Kimco Realty Corporation	1,747

220	Macerich Company	8,210

100	Realty Income Corporation	3,033

60	Taubman Centers Inc.	2,258

120	Weingarten Realty Trust	2,286
	Total Retail REIT	28,278
	Road & Rail – 0.6%

390	Hertz Global Holdings Inc., (2)	3,689

160	Kansas City Southern Industries, (2)	5,816

10	Landstar System	390

100	Ryder System, Inc.	4,023
	Total Road & Rail	13,918
	Semiconductors & Equipment – 2.2%

980	Advanced Micro Devices, Inc., (2)	7,174

160	Altera Corporation	3,970

70	Analog Devices, Inc.	1,950

80	Atheros Communications, Inc., (2)	2,203

50	Avago Technologies Limtied, (2)	1,053

120	Cree, Inc., (2)	7,204

100	Fairchild Semiconductor International Inc., Class A, (2)	841

10	International Rectifier Corporation, (2)	186

50	Linear Technology Corporation	1,390

280	Marvell Technology Group Ltd., (2)	4,413

50	Microchip Technology Incorporated	1,387

Nuveen Investments	41

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

1,280	Micron Technology, Inc., (2)	$10,867

10	Novellus Systems, Inc., (2)	254

70	Rambus Inc., (2)	1,226

10	Silicon Laboratories Inc., (2)	406

190	Skyworks Solutions Inc., (2)	3,190

50	SunPower Corporation, (2)	605

60	Teradyne Inc., (2)	585

10	Varian Semiconductor Equipment Associate, (2)	287

80	Xilinx, Inc.	2,021
	Total Semiconductors & Equipment	51,212
	Software – 1.6%

40	Ansys Inc., (2)	1,623

60	CA Inc.	1,104

30	Cadence Design Systems, Inc., (2)	174

200	Citrix Systems, (2)	8,446

10	FactSet Research Systems Inc.	670

10	Informatica Corporation, (2)	239

60	Intuit, Inc., (2)	2,086

40	Micros Systems, Inc., (2)	1,275

10	Novell Inc., (2)	57

10	Red Hat, Inc., (2)	289

50	Rovi Corporation, (2)	1,896

130	Salesforce.com, Inc., (2)	11,157

20	Solera Holdings Inc.	724

100	Sybase, Inc., (2)	6,466

20	Synopsys Inc., (2)	417
	Total Software	36,623
	Specialized REIT – 1.4%

230	Health Care Property Investors Inc.	7,418

70	Health Care REIT, Inc.	2,948

190	Hospitality Properties Trust	4,009

480	Host Hotels & Resorts Inc.	6,470

70	Nationwide Health Properties, Inc.	2,504

30	Rayonier Inc.	1,321

120	Senior Housing Properties Trust	2,413

130	Ventas Inc.	6,104
	Total Specialized REIT	33,187
	Specialty Retail – 3.2%

10	Abercrombie & Fitch Co., Class A	307

30	Advance Auto Parts, Inc.	1,505

20	Aeropostale, Inc., (2)	573

30	American Eagle Outfitters, Inc.	353

50	AutoNation Inc., (2)	975

10	AutoZone, Inc., (2)	1,932

230	Bed Bath and Beyond Inc., (2)	8,528

42	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

280	CarMax, Inc., (2)	$5,572

110	Dick’s Sporting Goods Inc., (2)	2,738

180	Foot Locker, Inc.	2,272

70	Guess Inc.	2,187

70	J. Crew Group Inc., (2)	2,577

510	Limited Brands, Inc.	11,256

70	O’Reilly Automotive Inc., (2)	3,329

130	PetSmart Inc.	3,922

110	RadioShack Corporation	2,146

70	Ross Stores, Inc.	3,730

120	Signet Jewelers Limited, (2)	3,300

150	Tiffany & Co.	5,687

40	Tractor Supply Company	2,439

110	Urban Outfitters, Inc., (2)	3,783

200	Williams-Sonoma Inc.	4,964
	Total Specialty Retail	74,075
	Textiles, Apparel & Luxury Goods – 1.2%

240	Coach, Inc.	8,772

60	Fossil Inc., (2)	2,082

100	Hanesbrands Inc., (2)	2,406

80	Phillips-Van Heusen Corporation	3,702

70	Polo Ralph Lauren Corporation	5,107

80	VF Corporation	5,694
	Total Textiles, Apparel & Luxury Goods	27,763
	Thrifts & Mortgage Finance – 0.5%

10	Capitol Federal Financial	332

40	First Niagara Financial Group Inc.	501

50	Hudson City Bancorp, Inc.	612

550	New York Community Bancorp, Inc.	8,399

30	TFS Financial Corporation	372

70	Washington Federal Inc.	1,133
	Total Thrifts & Mortgage Finance	11,349
	Tobacco – 0.0%

10	Lorillard Inc.	720
	Trading Companies & Distributors – 0.5%

70	Fastenal Company	3,513

50	GATX Corporation	1,334

20	MSC Industrial Direct Inc., Class A	1,013

30	W.W. Grainger, Inc.	2,984

50	WESCO International Inc., (2)	1,684
	Total Trading Companies & Distributors	10,528
	Water Utilities – 0.2%

140	American Water Works Company	2,884

60	Aqua America Inc.	1,061
	Total Water Utilities	3,945

Nuveen Investments	43

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2010

Shares	Description (1)	Value
	Wireless Telecommunication Services – 0.7%

150	Clearwire Corporation, (2)	$1,092

150	Crown Castle International Corporation, (2)	5,589

230	NII Holdings Inc., Class B, (2)	7,480

30	Telephone and Data Systems Inc.	912

10	United States Cellular Corporation, (2)	413
	Total Wireless Telecommunication Services	15,486
	Total Investments (cost $2,087,894) – 101.2%	2,323,635
	Other Assets Less Liabilities – (1.2)%	(27,103)
	Net Assets – 100%	$2,296,532

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2010

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $3,458,988 and $2,087,894, respectively)	$3,175,946	$2,323,635
Cash	28,954	34,437
Receivables:
Dividends	5,021	3,548
From Adviser	9,693	5,060
Shares sold	577	300
Other assets	25	2
Total assets	3,220,216	2,366,982
Liabilities
Accrued expenses:
12b-1 distribution and service fees	339	626
Other	79,004	69,824
Total liabilities	79,343	70,450
Net assets	$3,140,873	$2,296,532
Class A Shares
Net assets	$218,619	$570,886
Shares outstanding	16,007	40,073
Net asset value per share	$13.66	$14.25
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$14.49	$15.12
Class C Shares
Net assets	$328,537	$550,968
Shares outstanding	24,109	38,723
Net asset value and offering price per share	$13.63	$14.23
Class I Shares
Net assets	$2,593,717	$1,174,678
Shares outstanding	189,763	82,427
Net asset value and offering price per share	$13.67	$14.25
Net Assets Consist of:
Capital paid-in	$4,508,613	$3,210,132
Undistributed (Over-distribution of) net investment income	57,482	15,172
Accumulated net realized gain (loss)	(1,142,180)	(1,164,513)
Net unrealized appreciation (depreciation)	(283,042)	235,741
Net assets	$3,140,873	$2,296,532
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Operations

Year Ended June 30, 2010

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income	$194,572	$44,010
Expenses
Management fees	46,274	12,674
12b-1 service fees – Class A	653	1,388
12b-1 distribution and service fees – Class C	4,096	5,520
Shareholders’ servicing agent fees and expenses	1,104	743
Custodian’s fees and expenses	42,538	42,752
Trustees’ fees and expenses	188	56
Professional fees	18,039	16,985
Shareholders’ reports – printing and mailing expenses	42,309	24,932
Federal and state registration fees	37,929	38,045
Other expenses	2,691	2,089
Total expenses before custodian fee credit and expense reimbursement	195,821	145,184
Custodian fee credit	(10)	(18)
Expense reimbursement	(144,850)	(125,583)
Net expenses	50,961	19,583
Net investment income	143,611	24,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(439,798)	(73,926)
Redemptions in-kind	1,445,040	—
Change in net unrealized appreciation (depreciation) of investments	1,107,734	509,917
Net realized and unrealized gain (loss)	2,112,976	435,991
Net increase (decrease) in net assets from operations	$2,256,587	$460,418

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Changes in Net Assets

	Enhanced Core Equity		Enhanced Mid-Cap
	Year Ended 6/30/10	Year Ended 6/30/09	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income	$143,611	$555,799	$24,427	$33,637
Net realized gain (loss) from:
Investments	(439,798)	(5,726,772)	(73,926)	(963,769)
Redemptions in-kind	1,445,040	(5,326,612)	—	—
Change in net unrealized appreciation (depreciation) of investments	1,107,734	2,063,669	509,917	(154,445)
Net increase (decrease) in net assets from operations	2,256,587	(8,433,916)	460,418	(1,084,577)
Distributions to Shareholders
From net investment income:
Class A	(6,228)	(4,627)	(7,313)	(7,243)
Class C	(8,461)	(4,554)	(3,842)	(2,473)
Class I	(385,276)	(541,428)	(18,842)	(20,296)
From accumulated net realized gains:
Class A	(342)	—	—	—
Class C	(618)	—	—	—
Class I	(19,881)	—	—	—
Decrease in net assets from distributions to shareholders	(420,806)	(550,609)	(29,997)	(30,012)
Fund Share Transactions
Proceeds from sale of shares	2,147,036	394,408	70,256	76,843
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,834	318,368	2,294	3,025
	2,161,870	712,776	72,550	79,868
Cost of shares redeemed	(746,997)	(69,427)	(113,577)	(74,924)
Cost of redemptions in-kind	(10,291,391)	(12,780,056)	—	—
Net increase (decrease) in net assets from Fund share transactions	(8,876,518)	(12,136,707)	(41,027)	4,944
Net increase (decrease) in net assets	(7,040,737)	(21,121,232)	389,394	(1,109,645)
Net assets at the beginning of year	10,181,610	31,302,842	1,907,138	3,016,783
Net assets at the end of year	$3,140,873	$10,181,610	$2,296,532	$1,907,138
Undistributed (Over-distribution of) net investment income at the end of year	$57,482	$313,847	$15,172	$20,745

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the S&P 500 Index. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the S&P 500 Index, the relative weights assigned to each name will differ from the weights in the S&P 500 Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

Enhanced Mid-Cap’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund primarily invests in equity securities of companies within the Russell Midcap Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The strength of fundamental characteristics of such companies, as well as recent stock performance, are evaluated and measured to assign a weight to each stock to construct a portfolio that is based on these fundamental factors, recent stock price performance and how these factors are correlated. While the Fund will contain many of the names within the Russell Midcap Index, the relative weights assigned to each name will differ from the weights in the Russell Midcap Index. The process seeks to maximize return while maintaining overall risk in the targeted range.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

48	Nuveen Investments

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Redemptions In-Kind

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemptions in-kind ). For financial reporting purposes, the Fund recognizes a gain on the redemptions in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal years ended June 30, 2010 and June 30, 2009, Enhanced Core Equity realized a net gain (loss) of $1,445,040 and $(5,326,612) on redemptions in-kind, respectively. There were no redemptions in-kind for Enhanced Mid-Cap during the fiscal years ended June 30, 2010 and June 30, 2009.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve

Nuveen Investments	49

Notes to Financial Statements (continued)

future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of June 30, 2010:

Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,052,082	$—	$—	$3,052,082
Investment Companies	123,864	—	—	123,864
Total	$3,175,946	—	—	$3,175,946

Enhanced Mid-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,323,635	$—	$—	$2,323,635

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended June 30, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,188	$177,255	6,044	$79,142
Class C	215	3,111	22,849	280,616
Class I	160,311	1,966,670	3,059	34,650
Shares issued to shareholders due to reinvestment of distributions:
Class A	68	1,006	22	270
Class C	339	5,036	226	2,765
Class I	592	8,792	25,889	315,333
	173,713	2,161,870	58,089	712,776
Shares redeemed:
Class A	(14,815)	(213,687)	—	—
Class C	(5,299)	(81,970)	(6,721)	(69,427)
Class I	(29,670)	(451,340)	—	—
Class I – Redemptions in-kind	(713,194)	(10,291,391)	(1,024,864)	(12,780,056)
	(762,978)	(11,038,388)	(1,031,585)	(12,849,483)
Net increase (decrease)	(589,265)	$(8,876,518)	(973,496)	$(12,136,707)

50	Nuveen Investments

	Enhanced Mid-Cap
	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,576	$40,146	541	$9,552
Class C	1,223	18,502	313	3,346
Class I	772	11,608	6,452	63,945
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	106	9	103
Class C	—	—	2	21
Class I	148	2,188	268	2,901
	4,726	72,550	7,585	79,868
Shares redeemed:
Class A	(560)	(8,994)	—	—
Class C	(315)	(4,568)	—	—
Class I	(6,279)	(100,015)	(6,218)	(74,924)
	(7,154)	(113,577)	(6,218)	(74,924)
Net increase (decrease)	(2,428)	$(41,027)	1,367	$4,944

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year end June 30, 2010, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$5,644,246	$2,634,191
Sales	4,522,167	2,643,382

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$3,460,212	$2,087,894
Gross unrealized:
Appreciation	$132,466	$289,874
Depreciation	(416,732)	(54,133)
Net unrealized appreciation (depreciation) of investments	$(284,266)	$235,741

Permanent differences, primarily due to federal taxes paid, limitations of capital losses, redemptions in-kind and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at June 30, 2010, the Funds’ tax year-end, as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Capital paid-in	$(2,253,782)	$(133)
Undistributed (Over-distribution of) net investment income	(11)	(3)
Accumulated net realized gain (loss)	2,253,793	136

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Funds’ tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$57,482	$15,172
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	51

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$420,806	$29,997
Distributions from net long-term capital gains	—	—

2009	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$550,609	$30,012
Distributions from net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2010, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Expiration:
June 30, 2017	$—	$289,649
June 30, 2018	1,140,956	874,864
Total	$1,140,956	$1,164,513

Enhanced Core Equity’s capital loss carryforward at June 30, 2010, the Fund’s tax year end, is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

52	Nuveen Investments

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolios of the Funds. HydePark is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .50% and .55% of the average daily net assets of any class of Fund shares of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively, after October 31, 2011. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Commission advances (Unaudited)	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2010, the Distributor retained such 12b-1 fees as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
12b-1 fees retained (Unaudited)	$1,826	$5,467

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2010, as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
CDSC retained (Unaudited)	$—	$—

At June 30, 2010, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I, respectively, of Enhanced Mid-Cap.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	53

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED CORE EQUITY
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010	$12.43	$.18	$1.46	$1.64	$(.39)	$(.02)	$(.41)	$13.66	12.94%
2009	17.44	.27	(5.02)	(4.75)	(.26)	—	(.26)	12.43	(27.18)
2008(d)	20.00	.19	(2.72)	(2.53)	(.03)	—	(.03)	17.44	(12.67)
Class C (12/07)
2010	12.41	.07	1.46	1.53	(.29)	(.02)	(.31)	13.63	12.16
2009	17.38	.18	(5.01)	(4.83)	(.14)	—	(.14)	12.41	(27.78)
2008(d)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)
Class I (12/07)
2010	12.43	.23	1.45	1.68	(.42)	(.02)	(.44)	13.67	13.26
2009	17.46	.32	(5.04)	(4.72)	(.31)	—	(.31)	12.43	(27.02)
2008(d)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)

54	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$219	3.07%		(1.07)%		.74%		1.26%		52%
231	1.52		1.36		.75		2.13		33
218	1.25	*	1.26	*	.74	*	1.77	*	21

328	3.79		(1.79)		1.49		.51		52
358	2.31		.63		1.50		1.44		33
217	2.00	*	.51	*	1.49	*	1.02	*	21

2,594	1.97		.10		.49		1.58		52
9,593	1.23		1.65		.50		2.38		33
30,868.74		*	1.75	*	.49	*	2.01	*	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:
Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED MID-CAP
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2010	$11.65	$.16	$2.63	$2.79	$(.19)	$—	$(.19)	$14.25	23.91%
2009	18.59	.21	(6.96)	(6.75)	(.19)	—	(.19)	11.65	(36.27)
2008(d)	20.00	.15	(1.51)	(1.36)	(.05)	—	(.05)	18.59	(6.79)
Class C (12/07)
2010	11.66	.05	2.62	2.67	(.10)	—	(.10)	14.23	22.88
2009	18.53	.11	(6.91)	(6.80)	(.07)	—	(.07)	11.66	(36.70)
2008(d)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)
Class I (12/07)
2010	11.65	.19	2.63	2.82	(.22)	—	(.22)	14.25	24.16
2009	18.62	.24	(6.98)	(6.74)	(.23)	—	(.23)	11.65	(36.09)
2008(d)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$571	6.13%		(4.26)%	.79%		1.08%		113%
443	7.84		(5.39)	.80		1.65		76
697	3.81	*	(1.70)*	.78	*	1.33	*	89

551	6.88		(5.01)	1.54		.33		113
441	8.61		(6.16)	1.55		.90		76
695	4.56	*	(2.45)*	1.53	*	.58	*	89

1,175	5.88		(4.01)	.54		1.33		113
1,023	7.68		(5.24)	.55		1.90		76
1,625	3.52	*	(1.43)*	.53	*	1.55	*	89

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

58	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	59

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	61

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Nuveen HydePark Group, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the

62	Nuveen Investments

Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Board recognized, however, that the Funds are relatively new funds with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that the Funds had net management fees and/or net expense ratios below the peer average of their Peer Group or Peer Universe. In addition, the Independent Board Members recognized that each Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process (continued)

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

64	Nuveen Investments

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	65

Notes

66	Nuveen Investments

Notes

Nuveen Investments	67

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

68	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Enhanced Core Equity Fund	100%	100%
Nuveen Enhanced Mid-Cap Fund	100%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	69

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-ENHCM-0610P

Mutual Funds

Nuveen Equity Funds

For investors seeking high current income and long-term capital appreciation.

Annual Report

June 30, 2010

Nuveen NWQ Equity Income Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 17, 2010

Nuveen Investments	1

Portfolio Manager’s Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen NWQ Equity Income Fund features management by NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 27 years of corporate finance and investment management experience. Here Jon talks about general economic and market conditions, his management strategy and the performance of the Fund for the period since the inception of the Fund on September 15, 2009, through June 30, 2010.

What were the general market conditions for the reporting period?

Since the Fund’s inception, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During this period, these and other measures taken by the Fed and the government to ease the economic recession have helped to produce some signs of improvement. Over the four calendar quarters comprising the period from July 2009 through June 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

The U.S. large cap equity indices, while volatile, ended the period roughly where they started given the broad market declines incurred during May and June. A fairly robust rally occurred from September 2009 through April 2010, driven by attractive stock valuations and economic data that had pointed to stability, and most likely, a moderate economic recovery. Retail sales, equipment spending, and exports had strengthened, while

2	Nuveen Investments

manufacturing and trade inventories had started to build following nearly two years of inventory liquidation. On the corporate front, access to the debt and equity markets vastly improved as companies were able to raise capital to bolster their balance sheets without being severely punished. The strong upward momentum in stock prices was derailed in May and June, however, on heightened concerns that a sovereign debt crisis in Greece could imperil other European countries also facing default. Stocks weakened as investors feared that fiscal belt-tightening, increased taxes, and financial reform could choke off the global economic recovery that was taken hold.

How did the Fund perform during the period since inception through June 30, 2010?

The table on page five provides performance information for the Fund (Class A Shares at net asset value) for the period since its inception on September 15, 2009, through June 30, 2010. The table also compares the Fund’s performance to industry and general market indexes.

What was the Fund’s investment strategy?

The Fund’s investment objective is to provide high current income and long-term capital appreciation. NWQ attempts to meet this investment objective by investing primarily in dividend-paying equity securities, including common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks (such as convertible bonds and debentures), and other securities with equity characteristics. The Fund does not invest more than 25% of its net assets in non-common stock investments. Although the Fund invests primarily in U.S. equity securities, the Fund may invest up to 25% of its net assets in non-U.S. equity securities. The Fund also has the ability to sell covered call options. There can be no assurance the Fund will achieve its investment objective.

How did this strategy influence performance?

The Nuveen NWQ Equity Income Fund outperformed its benchmark for its inception period from September 15, 2009, through June 30, 2010.

Among the top performers included Biovail Corp., a specialty Canadian pharmaceutical with new management in place that is reinventing the company to target attractive specialty niches that treat the central nervous system. We added the position in February, and shares rose sharply soon thereafter as the company agreed to merge with Valeant Pharmaceutical. The deal significantly expands the asset base for Biovail, thus reducing the risk of any single pipeline asset derailing its growth trajectory. Valeant brings with it a strong portfolio of growing pharmaceutical assets with extremely limited patent expiration risk.

Gold bullion hit a new nominal high above $1,250 per ounce in June, spurred by the sovereign debt crisis in Europe, and a flight to safety into gold on fears over the future of the European currency. Our gold mining equities AngloGold Ashanti Ltd. and Barrick Gold Corp. benefited from the rise in the price of bullion as well as from stable input costs, particularly energy costs, which translated into higher margins.

Also Union Pacific Corp. outperformed on expectations that demand for railroad services is set to recover as inventory destocking appears to have come to an end in many sectors of the economy. As the economic recovery continues to unfold, volume growth, operating leverage, and earnings power for the rails is expected to continue to improve. Union

Nuveen Investments	3

Pacific is also poised to achieve pricing gains as lower priced legacy contracts roll off and are replaced with market-based pricing.

Several holdings detracted from performance, including fertilizer producer, Mosaic Co., which declined as potash pricing, while stable, has not increased as much as expected. Investors had hoped potash prices would regain upward momentum, driven by the resumption of Chinese imports. Although volumes have returned to normal levels, price increases have failed to meet investors’ expectations. We believe that the long-term fundamentals for higher fertilizer prices are still favorable, and that Mosaic is well-positioned both financially and operationally to benefit. It is useful to note that we had previously purchased and sold a position in Mosaic at a gain, and that the current position was hedged, which limited the loss to the Fund.

Our energy investments declined, given the weak outlook for natural gas. Additionally, there have been concerns about increased regulation and the cost of doing business given the tragic accident and oil spill that began in the Gulf of Mexico on April 20, 2010. Natural gas prices have been pressured this year due to rising gas rig counts, productivity gains, and a more sluggish recovery in demand than had originally been expected. Our energy investments are levered more towards international oil drilling activity (rather than domestic natural gas markets) where we believe the fundamentals are more attractive. Our energy holdings include Exxon Mobil Corp., Occidental Petroleum Corp., as well as foreign holdings Eni S.p.A. and Total SA, where the ADRs declined significantly more than their ordinary shares, given the sharp decline in the Euro currency. None of our energy investments have a significant presence in the Gulf of Mexico.

Also detracting from performance was our investment in Motorola, Inc. The company underperformed as the shares had appreciated in advance of the release of its Android-based smartphone, and then subsequently declined as the company provided guidance that was modestly below investors’ expectations. Since then, the company’s smartphone sales have beaten expectations. Motorola continues on its path towards profitability this year, and the spinoff of its handset division in the first quarter of 2011. We had hedged our investment in Motorola by selling calls against the position, which limited the loss to the Fund.

We added several positions to the Fund throughout the reporting period. In the financial sector, we invested in Citigroup as the company was raising capital to repay its TARP obligation and terminate its loss sharing agreement with the U.S. Treasury. We thought the stock offered compelling valuation, was trading at a steep discount to tangible book value, and was available at roughly six times its estimated normalized earnings power — which we believed would provide downside protection. While we expect little to no earnings for Citigroup in 2010 as the company continues to wind down non-core businesses and troubled assets, we anticipate a sharp earnings recovery beginning in 2011 that will be driven by improved credit quality and expense management efforts. More recently, we invested in Unum Group, the largest writer of disability income products in the U.S. and U.K. Despite the economic and market turmoil that has wreaked havoc on other life insurers, Unum has continued to deliver steadily rising earnings. The company has an extremely high quality investment portfolio, and the strongest balance sheet of any of its peers. We believe that an increased valuation is warranted given its consistent earnings and steady book value growth.

In addition to Biovail Corp., we added to our health care investments with a new position in Amgen Inc. Our valuation models suggests that Amgen’s downside risk should be limited due to the company’s strong cash flows, solid balance sheet, cost cutting opportunities, and future growth potential given its pipeline of new drugs.

4	Nuveen Investments

1	Fund returns are from 9/15/09; index return is from 9/30/09.

2	The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

We also added to our energy exposure with the purchases of Occidental Petroleum Corp. Occidental has a strong balance sheet, low cost structure, and one of the highest returns on capital employed in the industry with an asset base and project list that should allow this to continue. From a valuation standpoint, we believe the current stock price discounts oil prices well below current levels.

Additionally, we invested in freight railcar manufacturer Trinity Industries Inc. The company controls 40-45% of the railcar market, and also produces barges, highway products, and structural wind towers. Trinity’s operations have been severely impacted by the economic recession with the company’s earnings projected to be down at least 50% in 2010 — among the worst in the industrial space. Given the negative short-term outlook, investors have priced in very low expectations, which provided an attractive risk reward opportunity as we believe the company is well-positioned to benefit as the economy recovers. From a valuation standpoint, investors are paying only for the value of Trinity’s leasing business, while getting the rest of the company for free.

Throughout the period we eliminated several positions including Comcast Corp., which was eliminated based on valuation. We were also disappointed in management’s decision to enter into a joint-venture with GE to own a majority stake in NBC Universal. AT&T Inc. was sold following the company’s successful restructuring efforts and concerns over slower growth in the wireless market. Though AT&T has shown success in reducing its wireline costs, we see little opportunity for further meaningful cost-savings for the company and decided to exit our position. After initially reducing our investment in ConocoPhillips and investing in Occidental Petroleum, we eliminated the remaining position in ConocoPhillips as we believed the share price reflected the company’s current restructuring efforts and therefore had a less attractive risk/reward valuation.

Class A Shares – Cumulative Total Returns

As of 6/30/10

Since Inception[1]
Nuveen NWQ Equity Income Fund
A Shares at NAV	0.48%
A Shares at Offer	-5.30%
Russell 1000 Value Index[2]	-1.11%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen NWQ Equity Income Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the corresponding indexes. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. Fund returns are from 9/15/09 and index return is from 9/30/09. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen NWQ Equity Income Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen NWQ Equity Income Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.81	$19.80	$19.80	$19.81
Latest Ordinary Income Distribution[1]	$0.1120	$0.0717	$0.0985	$0.1254
Inception Date	9/15/09	9/15/09	9/15/09	9/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 6/30/10

A Shares	NAV	Offer
Since Inception	0.48%	-5.30%

C Shares	NAV	w/CDSC
Since Inception	-0.14%	-1.13%

R3 Shares	NAV
Since Inception	0.24%

I Shares	NAV
Since Inception	0.67%

Top Five Common Stock Holdings [3]
CA Inc.	4.7%
Merck & Company Inc.	4.7%
Lockheed Martin Corporation	4.3%
Hartford Financial Services Group, Inc.	3.9%
Sanofi-Aventis, Sponsored ADR	3.9%

Portfolio Allocation 2

Portfolio Statistics
Net Assets ($000)	$990
Number of Common Stocks	38

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.39%	1.15%
Class C	2.14%	1.90%
Class R3	1.64%	1.40%
Class I	1.14%	0.90%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2012. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid July 1, 2010.

2	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of June 30, 2010. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight as of 6/30/10 Nuveen NWQ Equity Income Fund

Portfolio Composition[1]
Insurance	23.8%
Pharmaceuticals	14.2%
Metals & Mining	8.3%
Oil, Gas & Consumable Fuels	7.1%
Aerospace & Defense	6.5%
Software	6.0%
Diversified Financial Services	5.7%
Media	3.5%
Commercial Services & Supplies	3.2%
Communications Equipment	3.1%
Household Products	3.0%
Tobacco	3.0%
Other	12.6%
1	As a percentage of total investments (excluding investments in derivatives) as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$958.80	$955.20	$957.60	$960.10	$1,019.14	$1,015.42	$1,017.90	$1,020.38
Expenses Incurred During Period	$5.54	$9.16	$6.75	$4.33	$5.71	$9.44	$6.95	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.14%, 1.89%, 1.39% and .89% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Equity Income Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period September 15, 2009 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 25, 2010

Nuveen Investments	9

Portfolio of Investments

Nuveen NWQ Equity Income Fund

June 30, 2010

Shares	Description (1)	Value
	Common Stocks – 96.8%

	Aerospace & Defense – 6.6%

550	Lockheed Martin Corporation	$40,975

500	Raytheon Company	24,195
	Total Aerospace & Defense	65,170
	Biotechnology – 1.1%

200	Amgen Inc., (2)	10,520
	Chemicals – 1.6%

400	Mosaic Company, (2)	15,592
	Commercial Banks – 2.1%

800	Wells Fargo & Company	20,480
	Commercial Services & Supplies – 3.2%

1,450	Pitney Bowes Inc.	31,842
	Communications Equipment – 3.1%

4,700	Motorola, Inc., (2)	30,644
	Containers & Packaging – 1.0%

450	Packaging Corp. of America	9,909
	Diversified Financial Services – 5.7%

1,400	Bank of America Corporation	20,118

9,800	Citigroup Inc., (2),(3)	36,848
	Total Diversified Financial Services	56,966
	Diversified Telecommunication Services – 1.4%

500	Verizon Communications Inc.	14,010
	Food & Staples Retailing – 1.8%

900	Kroger Co.	17,721
	Household Products – 3.1%

500	Kimberly-Clark Corporation	30,315
	Insurance – 20.0%

650	Aon Corporation	24,128

1,900	Genworth Financial Inc., Class A, (2)	24,833

1,700	Hartford Financial Services Group, Inc.	37,621

750	Loews Corporation	24,983

950	MetLife, Inc.	35,872

600	Travelers Companies, Inc.	29,550

975	Unum Group	21,158
	Total Insurance	198,145
	Machinery – 1.1%

600	Trinity Industries Inc.	10,632
	Media – 3.5%

1,100	Viacom Inc., Class B, (2)	34,507
	Metals & Mining – 8.4%

600	AngloGold Ashanti Limited, Sponsored ADR, (3)	25,908

800	Barrick Gold Corporation	36,328

550	Nucor Corporation	21,054
	Total Metals & Mining	83,290

10	Nuveen Investments

Shares	Description (1)				Value
	Oil, Gas & Consumable Fuels – 7.1%

400	Eni S.p.A., Sponsored ADR				$14,620

400	Exxon Mobil Corporation				22,828

225	Occidental Petroleum Corporation				17,359

350	Total SA, Sponsored ADR				15,624
	Total Oil, Gas & Consumable Fuels				70,431
	Pharmaceuticals – 14.3%

1,400	Biovail Corporation				26,936

1,275	Merck & Company Inc.				44,587

2,300	Pfizer Inc.				32,798

1,250	Sanofi-Aventis, Sponsored ADR				37,575
	Total Pharmaceuticals				141,896
	Road & Rail – 1.4%

200	Union Pacific Corporation, (3)				13,902
	Software – 6.0%

2,450	CA Inc.				45,078

625	Microsoft Corporation				14,381
	Total Software				59,459
	Tobacco – 3.0%

650	Philip Morris International				29,796
	Wireless Telecommunication Services – 1.3%

650	Vodafone Group PLC, Sponsored ADR				13,436
	Total Common Stocks (cost $1,013,413)				958,663

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Corporate Bonds – 4.1%

	Insurance – 4.1%

40	Genworth Financial Inc.	5.750%	6/15/14	BBB	$40,001
	Total Corporate Bonds (cost $36,817)				40,001
	Total Investments (cost $1,050,230) –100.9%				998,664
	Other Assets Less Liabilities – (0.9)%				(8,434)
	Net Assets – 100%				$990,230

Investments in Derivatives

Number of Contracts	Type	Notional Amount (5)	Expiration Date	Strike Price	Value
	Call Options Written – (0.4)%

(6)	AngloGold Ashanti Limited	$(24,000)	10/16/10	$40.0	$(3,120)

(40)	Citigroup Inc.	(16,000)	9/18/10	4.0	(940)

(2)	Union Pacific Corporation	(15,000)	8/21/10	75.0	(315)
(48)	Total Call Options Written (premiums received $4,580)	$(55,000)			$(4,375)

Nuveen Investments	11

Portfolio of Investments

Nuveen NWQ Equity Income Fund (continued)

June 30, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged as collateral for call options written.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2010

Assets
Investments, at value (cost $1,050,230)	$998,664
Cash	24,375
Receivables:
Dividends	2,499
Interest	102
Reclaims	129
Total assets	1,025,769
Liabilities
Call options written, at value (premiums received $4,580)	4,375
Dividends payable	5,095
Accrued expenses:
Management fees	6,588
12b-1 distribution and service fees	371
Other	19,110
Total liabilities	35,539
Net assets	$990,230
Class A Shares
Net assets	$247,576
Shares outstanding	12,500
Net asset value per share	$19.81
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.02
Class C Shares
Net assets	$247,503
Shares outstanding	12,500
Net asset value and offering price per share	$19.80
Class R3 Shares
Net assets	$247,550
Shares outstanding	12,500
Net asset value and offering price per share	$19.80
Class I Shares
Net assets	$247,601
Shares outstanding	12,500
Net asset value and offering price per share	$19.81
Net Assets Consist of:
Capital paid-in	$998,741
Undistributed (Over-distribution of) net investment income	1,275
Accumulated net realized gain (loss)	41,575
Net unrealized appreciation (depreciation)	(51,361)
Net assets	$990,230
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Operations

For the Period September 15, 2009 (commencement of operations) through June 30, 2010

Dividend and Interest Income (net of foreign tax withheld of $662)	$24,656
Expenses
Management fees	6,135
12b-1 service fees – Class A	520
12b-1 distribution and service fees – Class C	2,077
12b-1 distribution and service fees – Class R3	1,039
Shareholders’ servicing agent fees and expenses	106
Custodian’s fees and expenses	4,282
Trustees’ fees and expenses	22
Professional fees	10,297
Shareholders’ reports – printing and mailing expenses	8,180
Federal and state registration fees	71
Other expenses	322
Total expenses before custodian fee credit and expense reimbursement	33,051
Custodian fee credit	(30)
Expense reimbursement	(22,028)
Net expenses	10,993
Net investment income	13,663
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	18,690
Call options written	22,704
Net unrealized appreciation (depreciation) of:
Investments	(51,566)
Call options written	205
Net realized and unrealized gain (loss)	(9,967)
Net increase (decrease) in net assets from operations	$3,696

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Changes in Net Assets

For the Period September 15, 2009 (commencement of operations) through June 30, 2010

Operations
Net investment income	$13,663
Net realized gain (loss) from:
Investments	18,690
Call options written	22,704
Net unrealized appreciation (depreciation) of:
Investments	(51,566)
Call options written	205
Net increase (decrease) in net assets from operations	3,696
Distributions to Shareholders
From net investment income:
Class A	(3,737)
Class C	(2,254)
Class R3	(3,242)
Class I	(4,233)
Decrease in net assets from distributions to shareholders	(13,466)
Fund Share Transactions
Net proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	990,230
Net assets at the beginning of period	—
Net assets at the end of period	$990,230
Undistributed (Over-distribution of) net investment income at the end of period	$1,275

See accompanying notes to financial statements.

Nuveen Investments	15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Equity Income Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996. The Fund commenced operations on September 15, 2009.

The Fund’s investment objective is to provide high current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. The Fund seeks to meet its investment objective by investing primarily in income producing common stocks, but may also invest in preferred securities, convertible securities and corporate debt securities. The Fund may also write covered call options on securities in which the Fund holds a long position. The Fund may invest up to 20% of its net assets in fixed-income securities, including up to 10% of its net assets in below investment-grade debt securities, commonly referred to as “high yield,” “high risk” or “junk” bonds. Although the Fund invests primarily in securities issued by U.S. companies, it may invest up to 25% of its net assets in non-U.S. securities, including up to 10% of its net assets in securities of companies located in emerging markets.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations and are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like US Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

The value of exchange-traded options are based on the last sale price or, in the absence of such a price, at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or

16	Nuveen Investments

prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholder at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the reporting period are recognized as “Net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of call options written during the period September 15, 2009 (commencement of operations) through June 30, 2010, was ($122,325). Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets,

Nuveen Investments	17

Notes to Financial Statements (continued)

which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$958,663	$—	$—	$958,663
Corporate Bonds	—	40,001	—	40,001
Derivatives:
Call Options Written	(4,375)	—	—	(4,375)
Total	$954,288	$40,001	$—	$994,289

18	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$4,375

The following tables present the amount of net realized gain (loss) and net unrealized appreciation (depreciation) recognized for the period September 15, 2009 (commencement of operations) through June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$22,704

Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$205

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period September 15, 2009 (commencement of operations) through June 30, 2010
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding call options written) during the period September 15, 2009 (commencement of operations) through June 30, 2010, aggregated $1,271,169 and $240,327, respectively.

Transactions in call options written during the period September 15, 2009 (commencement of operations) through June 30, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	157	28,695
Call options terminated in closing purchase transactions	(42)	(9,974)
Call options exercised	(12)	(4,542)
Call options expired	(55)	(9,599)
Outstanding, end of period	48	$4,580

Nuveen Investments	19

Notes to Financial Statements (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$1,050,230
Gross unrealized:
Appreciation	$34,357
Depreciation	(85,923)
Net unrealized appreciation (depreciation) of investments	$(51,566)

Permanent differences, primarily due to federal taxes paid and nondeductible stock issuance costs, resulted in reclassifications among the Fund’s components of net assets at June 30, 2010, the Fund’s tax year-end, as follows:

Capital paid-in	$(1,259)
Undistributed (Over-distribution of) net investment income	1,078
Accumulated net realized gain (loss)	181

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$47,945
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
Fund pays annually.

The tax character of distributions paid during the Fund’s tax year ended June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

For the period September 15, 2009 (commencement of operations) through June 30, 2010
Distributions from net ordinary income*	$8,371
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

Effective July 1, 2010, the Fund’s management fee has been lowered as follows:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

20	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, under which NWQ manages the investment portfolio of the Fund. NWQ is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through October 31, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .90% (1.15% after October 31, 2012) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At June 30, 2010, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (9/09)
2010(d)	$20.00	$.30	$(.19)	$.11	$(.30)	$—	$(.30)	$19.81	.48%
Class C (9/09)
2010(d)	20.00	.18	(.20)	(.02)	(.18)	—	(.18)	19.80	(.14)
Class R3 (9/09)
2010(d)	20.00	.26	(.20)	.06	(.26)	—	(.26)	19.80	.24
Class I (9/09)
2010(d)	20.00	.35	(.20)	.15	(.34)	—	(.34)	19.81	.67

22	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$248	3.79	%*	(.82	)%*	1.14	%*	1.83	%*	24%

248	4.54	*	(1.57	)*	1.89	*	1.08	*	24

248	4.04	*	(1.07	)*	1.39	*	1.58	*	24

248	3.54	*	(.57	)*	.89	*	2.08	*	24

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period September 15, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

24	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	25

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

26	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	27

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on July 28-29, 2009 (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and NWQ Investment Management Company, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•

the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital Management, Inc. (“Winslow Capital”) which was acquired in December 2008);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the Fund Advisers for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

28	Nuveen Investments

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. The Sub-Adviser is expected to apply research techniques similar to those applied with respect to the NWQ Large-Cap Value strategy, which draws on a universe of stocks similar to those anticipated for the Fund. In this regard, the Independent Board Members were provided with certain performance information pertaining to such strategy, including returns for such strategy and its benchmark for the year-to-date, one-year, three-year, five-year and ten-year periods through May 2009.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated fund(s), if any. The Independent Board Members also considered the Fund’s proposed sub-advisory arrangement. In addition, the Independent Board Members considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members have reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. They also reviewed the Form 8-K filed by Nuveen on July 9, 2009 (relating to, among other things, proposed financing and amendments to Nuveen’s credit facility). The Independent Board Members have also considered, at the Meeting or at prior

Nuveen Investments	29

Annual Investment Management Agreement Approval Process (continued)

meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. The Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of NAM, including fees to be received pursuant to any 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

30	Nuveen Investments

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments	31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

NWQ Investment Management

Company, LLC

2049 Century Park East

Los Angeles, CA 90097

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen NWQ Equity Income Fund	100%	100%

Fund’s Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NEQ-0610P

Mutual Funds

Nuveen Equity Funds

Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Annual Report

June 30, 2010

Nuveen U.S. Equity Completeness Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of this Fund. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen’s investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

August 17, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. For most of this period, the Fund was co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. In June 2010, David Tierney relinquished his management responsibility for the Fund. We recently spoke with John and Rob about general market conditions, key investment strategies and the performance of the Fund for the twelve-month period ended June 30, 2010.

What were the general market conditions during the twelve-month reporting period?

As the reporting period began, there continued to be considerable downward pressure on the economy and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% after cutting it to this record low level in December 2008.

At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

During the twelve-month period, these and other measures taken by the Fed and the government to ease the economic recession have helped to produce some signs of improvement. Over the four calendar quarters comprising this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and an estimated 2.4%. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices from 20 large urban areas gained 4.6% for the twelve months ended May 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation also continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.1% year-over-year as of June 2010. While labor markets remained weak, recent months have seen some improvement. As of June 2010, the national unemployment rate was 9.5%, the same level as June 2009 but below the 26-year high of 10.1% in October 2009.

2	Nuveen Investments

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, financial markets faced numerous obstacles throughout the period. Rating agencies downgraded the sovereign debt of Greece and threatened to downgrade Spain’s obligations. Dubai World announced over Thanksgiving that it would need to restructure its debt. In response to the financial crisis, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

How did the Fund perform during the twelve-months ended June 30, 2010?

The table on page four provides performance information for the Fund for the one-year and since inception periods ended June 30, 2010. The table also compares the Fund’s performance to a general market index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What is the Fund’s investment strategy?

The Nuveen U.S. Equity Completeness Fund is designed to serve as an investment option for the Nuveen Asset Allocation portfolios, helping them to offset or correct the style risk that may exist between those Funds’ U.S. equity benchmark and the benchmarks of the Funds’ underlying equity managers.

The proprietary, risk-controlled HydePark wealth creation model was used to manage the Fund during this period, and has been used since the inception of the Fund. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio of the Fund’s holdings.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented — two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the Fund’s portfolio. The process will not consider a stock for possible inclusion if it is not contained in the Russell 3000 Index.

This process produces what HydePark believes is a well-diversified, efficient portfolio that attempts to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The Fund’s portfolio typically contains a large number of holdings, with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

Nuveen Investments	3

1	All returns are from 7/1/08.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

How did this strategy influence performance?

The Nuveen U.S. Equity Completeness Fund underperformed the Russell 3000 Index during the reporting period.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the Fund’s relative overweights or underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark, based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero. However, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: the return attributable to the Fund’s sector weightings and the return attributable to the performance of individual stocks within each sector.

On average during the reporting period, the Fund was overweighted in energy, consumer discretionary, consumer staples, telecommunication services and utilities. The largest single sector overweight was in utilities, where the Fund was, on average, 1.71% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 3.50% underweight versus the index. Overall, sector weightings were a negative to the Fund’s relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a slight negative for the Fund during the reporting period, with the stock picks within the consumer staples sector having the largest positive impact. The holdings within the materials, financials and utility sectors were also a positive for the Fund. Holdings within the energy, industrials, and information technology resulted in negative relative performance for the Fund.

Class I Shares – Average Annual Total Returns

As of 6/30/2010

	Average Annual
	1-Year	Since Inception[1]
Nuveen U.S. Equity Completeness Fund
I Shares	13.25%	-10.30%
Russell 3000 Index[2]	15.72%	-7.81%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Nuveen U.S. Equity Completeness Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparison shows the change in value of a $10,000 investment in the Nuveen U.S. Equity Completeness Fund compared with the corresponding index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market. The index return assumes reinvestment of dividends and does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen U.S. Equity Completeness Fund’s return includes reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	5

Fund Spotlight as of 6/30/10Nuveen U.S. Equity Completeness Fund

Quick Facts

NAV	$15.78
Latest Ordinary Income Distribution[1]	$0.2513
Inception Date	7/01/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/10

NAV
1-Year	13.25%
Since Inception	-10.30%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	2.8%
Merck & Company Inc.	1.9%
Bank of America Corporation	1.8%
General Electric Company	1.7%
AT&T Inc.	1.7%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$6,016
Number of Common Stocks	1,500

Expense Ratios
	Gross Expense Ratio	Net Expense Ratio
	3.38%	0.80%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2011. The expense ratios are those shown in the most recent Fund prospectus.

1	Paid December 31, 2009.

2	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of June 30, 2010. Holdings are subject to change.

6	Nuveen Investments

Fund Spotlight as of 6/30/10 Nuveen U.S. Equity Completeness Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	8.9%
Media	4.9%
Pharmaceuticals	4.8%
Commercial Banks	4.6%
Insurance	4.4%
Diversified Financial Services	4.1%
Diversified Telecommunication Services	3.1%
Health Care Providers & Services	2.9%
Real Estate	2.7%
Electric Utilities	2.5%
Capital Markets	2.4%
Software	2.3%
Chemicals	2.1%
Machinery	2.1%
Semiconductors & Equipment	2.1%
Computers & Peripherals	2.1%
Aerospace & Defense	2.0%
Industrial Conglomerates	2.0%
Multi-Utilities	1.9%
Specialty Retail	1.9%
Health Care Equipment & Supplies	1.7%
Energy Equipment & Services	1.7%
Food Products	1.7%
IT Services	1.6%
Hotels, Restaurants & Leisure	1.5%
Food & Staples Retailing	1.3%
Biotechnology	1.3%
Communications Equipment	1.2%
Short-Term Investments	4.5%
Other	19.7%
1	As a percentage of total investments as of June 30, 2010. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (1/01/10)	$1,000.00	$1,000.00
Ending Account Value (6/30/10)	$938.70	$1,020.88
Expenses Incurred During Period	$3.78	$3.96

Expenses are equal to the Fund’s annualized net expense ratio of .79% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	7

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen U.S. Equity Completeness Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 25, 2010

8	Nuveen Investments

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund

June 30, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 96.1%

	Aerospace & Defense – 2.0%

10	Alliant Techsystems Inc., (2)	$621

10	American Science & Engineering Inc.	762

10	Argon ST, Inc., (2)	343

250	BE Aerospace Inc., (2)	6,358

320	Boeing Company	20,080

10	Cubic Corporation	364

10	Curtiss Wright Corporation	290

30	Digitalglobe Inc., (2)	789

20	Esterline Technologies Corporation, (2)	949

480	GenCorp Inc., (2)	2,102

310	General Dynamics Corporation	18,154

10	GeoEye, Inc., (2)	311

60	Goodrich Corporation	3,975

70	Heico Corporation	2,514

180	Hexcel Corporation, (2)	2,792

150	Honeywell International Inc.	5,855

180	ITT Industries, Inc.	8,086

60	L-3 Communications Holdings, Inc.	4,250

60	Lockheed Martin Corporation	4,470

90	Moog Inc., Class A Shares, (2)	2,901

190	Northrop Grumman Corporation	10,344

30	Precision Castparts Corporation	3,088

120	Raytheon Company	5,807

190	Taser International, Inc., (2)	741

40	Teledyne Technologies Inc., (2)	1,543

40	Triumph Group Inc.	2,665

190	United Technologies Corporation	12,333
	Total Aerospace & Defense	122,487
	Air Freight & Logistics – 0.4%

190	FedEx Corporation	13,321

100	Hub Group, Inc., (2)	3,001

560	Pacer International, Inc., (2)	3,914

80	United Parcel Service, Inc., Class B	4,551
	Total Air Freight & Logistics	24,787
	Airlines – 0.5%

40	AirTran Holdings, Inc., (2)	194

20	Alaska Air Group, Inc., (2)	899

150	AMR Corporation, (2)	1,017

130	Delta Air Lines, Inc., (2)	1,528

460	Hawaiian Holdings Inc., (2)	2,378

130	Republic Airways Holdings, Inc., (2)	794

210	Skywest Inc.	2,566

650	Southwest Airlines Co.	7,222

410	UAL Corporation, (2)	8,430

Nuveen Investments	9

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Airlines (continued)

370	US Airways Group Inc., (2)	$3,186
	Total Airlines	28,214
	Auto Components – 0.3%

160	Dana Holding Corporation, (2)	1,600

200	Goodyear Tire & Rubber Company, (2)	1,988

280	Johnson Controls, Inc.	7,524

50	Spartan Motors, Inc.	210

70	Standard Motor Products Inc.	565

120	Superior Industries International Inc.	1,613

350	Wonder Auto Technology, Inc., (2)	2,562
	Total Auto Components	16,062
	Automobiles – 0.8%

4,030	Ford Motor Company, (2)	40,622

90	Harley-Davidson, Inc.	2,001

120	Thor Industries, Inc.	2,850
	Total Automobiles	45,473
	Beverages – 1.1%

210	Central European Distribution Corporation, (2)	4,490

550	Coca-Cola Company	27,566

50	Coca-Cola Enterprises Inc.	1,293

30	Constellation Brands, Inc., Class A, (2)	469

150	Dr. Pepper Snapple Group	5,609

70	Molson Coors Brewing Company, Class B	2,965

360	PepsiCo, Inc.	21,942
	Total Beverages	64,334
	Biotechnology – 1.3%

70	Acorda Therapeutics, Inc., (2)	2,178

10	Alexion Pharmaceuticals Inc., (2)	512

50	Alkermes Inc., (2)	623

10	Allos Therapeutics, Inc., (2)	61

150	Amgen Inc., (2)	7,890

10	Amylin Pharmaceuticals Inc., (2)	188

50	Array Biopharma, Inc., (2)	153

70	BioCryst Pharaceuticals, Inc., (2)	414

40	Biogen Idec Inc., (2)	1,898

40	Celgene Corporation, (2)	2,033

80	Cepheid, Inc., (2)	1,282

40	Clinical Data, Inc., (2)	498

70	Cubist Pharmaceuticals Inc., (2)	1,442

90	Cytori Therapeutics, Inc., (2)	313

10	Emergent BioSolutions, Inc., (2)	163

20	Exelixis, Inc., (2)	69

30	Genzyme Corporation, (2)	1,523

120	Geron Corporation, (2)	602

50	Gilead Sciences, Inc., (2)	1,714

10	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology (continued)

1,080	Human Genome Sciences, Inc., (2)	$24,473

20	Immunogen, Inc., (2)	185

240	Incyte Pharmaceuticals Inc., (2)	2,657

80	Intermune, Inc., (2)	748

90	ISIS Pharmaceuticals, Inc., (2)	861

100	Martek Biosciences Corporation, (2)	2,371

20	Myriad Genentics Inc., (2)	299

70	Nabi Biopharmaceuticals, (2)	381

920	Novavax, Inc., (2)	1,996

10	OncoGenex Pharmacuetical Inc., (2)	135

40	Onyx Pharmaceuticals Inc., (2)	864

30	PDL Biopahrma Inc.	169

10	Pharmasett Inc., (2)	273

100	Regeneron Pharmaceuticals, Inc., (2)	2,232

200	Rigel Pharmaceuticals, Inc., (2)	1,440

160	Savient Pharmaceuticals, Inc., (2)	2,016

70	Seattle Genetics, Inc., (2)	839

80	SIGA Technologies, Inc., (2)	616

550	Spectrum Pharmaceuticals, Inc., (2)	2,156

160	Talecris Biotherapeutics Holdings Inc., (2)	3,376

80	Theravance Inc., (2)	1,006

370	Vanda Pharmaceuticals, Inc., (2)	2,446

30	Vertex Pharmaceuticals Inc., (2)	987

40	Vical, Inc., (2)	124
	Total Biotechnology	76,206
	Building Products – 0.2%

10	American Woodmark Company	171

20	Apogee Enterprises, Inc.	217

20	Armstrong World Industries Inc., (2)	604

220	Gibraltar Industries Inc., (2)	2,222

110	Griffon Corporation, (2)	1,217

10	Insteel Industries, Inc.	116

160	Masco Corporation	1,722

60	Quanex Building Products Corporation	1,037

40	Simpson Manufacturing Company Inc.	982

20	Trex Company Inc., (2)	402

60	Universal Forest Products Inc.	1,819

20	USG Corporation, (2)	242
	Total Building Products	10,751
	Capital Markets – 2.4%

10	Affiliated Managers Group Inc., (2)	608

410	American Capital Limited, (2)	1,976

330	Ameriprise Financial, Inc.	11,923

340	Bank of New York Company, Inc.	8,395

50	BlackRock Inc.	7,170

Nuveen Investments	11

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Capital Markets (continued)

330	Calamos Asset Management, Inc. Class A	$3,062

140	Charles Schwab Corporation	1,985

70	Cohen & Steers Inc.	1,452

10	Duff & Phelps Corporation, Class A	126

80	Eaton Vance Corporation	2,209

40	Fifth Street Finance Corporation	441

50	Franklin Resources, Inc.	4,310

50	GAMCO Investors Inc.	1,860

240	Gleacher & Company Inc., (2)	612

440	Goldman Sachs Group, Inc.	57,759

170	Invesco LTD	2,861

120	Investment Technology Group, (2)	1,927

220	Janus Capital Group Inc.	1,954

50	Jefferies Group, Inc.	1,054

40	Kbw Inc., (2)	858

80	Knight Trading Group Inc., (2)	1,103

80	Legg Mason, Inc.	2,242

60	MCG Capital Corporation	290

370	Morgan Stanley	8,588

30	Northern Trust Corporation	1,401

10	OptionsXpress Holdings Inc., (2)	157

140	Pennantpark Investment Corporation	1,337

150	Raymond James Financial Inc.	3,704

160	Safeguard Scientifics Inc., (2)	1,690

190	State Street Corporation	6,426

30	Stifel Financial Corporation, (2)	1,302

50	T. Rowe Price Group Inc.	2,220

20	TradeStation Group, Inc., (2)	135

70	Waddell & Reed Financial, Inc., Class A	1,532
	Total Capital Markets	144,669
	Chemicals – 2.1%

80	Air Products & Chemicals Inc.	5,185

100	Airgas, Inc.	6,220

50	Albemarle Corporation	1,986

70	Ashland Inc.	3,249

10	Balchem Corporation	250

110	Cabot Corporation	2,652

60	Calgon Carbon Corporation, (2)	794

270	Celanese Corporation, Series A	6,726

10	CF Industries Holdings, Inc.	635

20	Cytec Industries, Inc.	800

840	Dow Chemical Company	19,925

590	E.I. Du Pont de Nemours and Company	20,408

50	Eastman Chemical Company	2,668

10	Ecolab Inc.	449

12	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

30	FMC Corporation	$1,723

130	H.B. Fuller Company	2,469

90	Hawkins Inc	2,167

20	Innophos Holdings, Inc.	522

10	Koppers Holdings Inc.	225

80	Lubrizol Corporation	6,425

50	Monsanto Company	2,311

20	Mosaic Company	780

20	NewMarket Corporation	1,746

180	Olin Corporation	3,256

290	OMNOVA Solutions Inc., (2)	2,265

40	PolyOne Corporation, (2)	337

80	PPG Industries, Inc.	4,833

50	Praxair, Inc.	3,800

10	Quaker Chemical Corporation	271

170	Rockwood Holdings Inc., (2)	3,857

120	RPM International, Inc.	2,141

60	Sensient Technologies Corporation	1,556

20	Sherwin-Williams Company	1,384

20	Sigma-Aldrich Corporation	997

600	Solutia Inc., (2)	7,860

60	Valspar Corporation	1,807

20	Westlake Chemical Corporation	371

160	WR Grace & Company, (2)	3,366
	Total Chemicals	128,416
	Commercial Banks – 4.6%

20	Associated Banc-Corp.	245

50	BancorpSouth Inc.	894

20	Bank of the Ozarks, Inc.	709

800	BB&T Corporation	21,048

10	Camden National Corporation	275

60	Cathay General Bancorp.	620

120	Centerstate Banks of Florida, Inc.	1,211

70	Chemical Financial Corporation	1,525

80	City Holding Company	2,230

130	Comerica Incorporated	4,788

60	Community Trust Bancorp, Inc.	1,506

10	Cullen/Frost Bankers, Inc.	514

110	CVB Financial	1,045

110	Danvers Bancorp Inc.	1,590

180	East West Bancorp Inc.	2,745

110	F.N.B. Corporation PA	883

730	Fifth Third Bancorp.	8,972

130	First Bancorp of North Carolina, Inc.	1,884

80	First Bancorp of Puerto Rico, (2)	42

Nuveen Investments	13

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Commercial Banks (continued)

250	First Financial Bancorp.	$3,738

20	First Financial Bankshares, Inc.	962

60	First Midwest Bancorp, Inc.	730

170	FirstMerit Corporation	2,912

90	Fulton Financial Corporation	869

10	German American Bancorp, Inc.	153

130	Glacier Bancorp, Inc.	1,907

20	Great Southern Bancorp.	406

30	Hancock Holding Company	1,001

90	Heartland Financial USA, Inc.	1,555

99	Home Bancshares, Inc.	2,258

530	Huntington BancShares Inc.	2,936

30	IberiaBank Corporation	1,544

10	Independent Bank Corporation	247

90	International Bancshares Corporation	1,502

720	KeyCorp.	5,537

70	Lakeland Financial Corporation	1,399

50	M&T Bank Corporation	4,248

240	Marshall and Ilsley Corporation	1,723

50	MB Financial, Inc.	920

80	National Penn Bancshares, Inc.	481

20	NBT Bancorp, Inc.	408

210	Northfield Bancorp Inc.	2,726

60	Old National Bancorp.	622

100	Oriental Financial Group Inc.	1,266

10	Orrstown Financial Services Inc.	221

30	Pacwest Bancorp.	549

10	Pinnacle Financial Partners, Inc., (2)	129

340	PNC Financial Services Group, Inc.	19,210

30	Privatebancorp, Inc.	332

70	Prosperity Bancshares, Inc.	2,433

790	Regions Financial Corporation	5,198

70	SCBT Financial Corporation	2,465

70	Signature Bank, (2)	2,661

20	Simmons First National Corporation	525

350	SunTrust Banks, Inc.	8,155

140	Susquehanna Bancshs Inc.	1,166

120	SVB Financial Group, (2)	4,948

10	SY Bancorp, Inc.	230

170	Synovus Financial Corp.	432

190	TCF Financial Corporation	3,156

70	Texas Capital BancShares, Inc., (2)	1,148

180	Trustmark Corporation	3,748

1,100	U.S. Bancorp	24,585

30	UMB Financial Corporation	1,067

14	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

100	Umpqua Holdings Corporation	$1,148

50	United Bankshares, Inc.	1,197

40	United Community Banks, Inc., (2)	158

10	Univest Corporation of Pennsylvania	173

220	Valley National Bancorp.	2,996

30	Washington Trust Bancorp, Inc.	511

90	Webster Financial Corporation	1,615

3,310	Wells Fargo & Company	84,736

60	Westamerica Bancorp.	3,151

20	Whitney Holding Corporation	185

140	Wilmington Trust Corporation	1,553

240	Wilshire Bancorp, Inc.	2,100

50	Wintrust Financial Corporation	1,667
	Total Commercial Banks	278,324
	Commercial Services & Supplies – 0.8%

50	ABM Industries Inc.	1,048

170	American Ecology Corporation	2,477

410	American Reprographics Co, (2)	3,579

60	Brinks Company	1,142

340	Cenveo Inc., (2)	1,863

200	Cintas Corporation	4,794

70	Cornell Companies Inc., (2)	1,881

200	Corrections Corporation of America, (2)	3,816

30	Covanta Holding Corporation	498

50	EnerNOC, Inc., (2)	1,572

70	Geo Group Inc., (2)	1,453

60	Healthcare Services Group, Inc.	1,137

20	HNI Corporation	552

80	Interface, Inc.	859

50	Kimball International Inc., Class B	277

20	McGrath Rentcorp.	456

420	Metalico Inc., (2)	1,672

30	Mine Safety Appliances Company	743

250	Pitney Bowes Inc.	5,490

170	Republic Services, Inc.	5,054

40	Sykes Enterprises Inc., (2)	569

130	Tetra Tech, Inc., (2)	2,549

20	Viad Corporation	353

130	Waste Management, Inc.	4,068
	Total Commercial Services & Supplies	47,902
	Communications Equipment – 1.2%

10	ADC Telecommunications Inc., (2)	74

160	ADTRAN, Inc.	4,363

40	Anaren Microwave Inc., (2)	598

120	Aruba Networks, Inc., (2)	1,709

Nuveen Investments	15

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Communications Equipment (continued)

110	Bel Fuse, Inc., Class B	$1,816

70	Blue Coat Systems Inc., (2)	1,430

740	Cisco Systems, Inc., (2)	15,769

30	Comtech Telecom Corporation, (2)	898

10	Digi International, Inc., (2)	83

40	EMS Tech Inc., (2)	601

240	Emulex Corporation, (2)	2,203

50	Extreme Networks Inc., (2)	135

180	Harmonic Inc., (2)	979

20	Hughes Communications, Inc., (2)	487

150	Infinera Corporation, (2)	965

40	Interdigital Inc., (2)	988

460	JDS Uniphase Corporation, (2)	4,526

120	Juniper Networks Inc., (2)	2,738

20	Loral Space & Communications, Inc., (2)	854

1,230	Motorola, Inc., (2)	8,020

20	Netgear, Inc., (2)	357

70	Oplink Communications, Inc., (2)	1,003

90	Plantronics Inc.	2,574

130	Polycom Inc., (2)	3,873

170	QUALCOMM Inc.	5,583

60	Riverbed Technology, Inc., (2)	1,657

80	ShoreTel, Inc., (2)	371

490	Sonus Networks, Inc., (2)	1,328

40	Sycamore Networks, Inc., (2)	665

80	Symmetricom Inc., (2)	407

130	Tekelec, (2)	1,721

920	UTStarcom, Inc., (2)	1,693

40	ViaSat, Inc., (2)	1,302
	Total Communications Equipment	71,770
	Computers & Peripherals – 2.1%

20	3Par Inc., (2)	186

110	Adaptec Inc., (2)	318

180	Apple, Inc., (2)	45,275

10	Compellent Technologies Inc., (2)	121

230	Dell Inc., (2)	2,774

130	Diebold Inc.	3,543

60	Electronics For Imaging, (2)	585

550	EMC Corporation, (2)	10,065

810	Hewlett-Packard Company	35,057

230	Imation Corporation, (2)	2,114

60	Immersion Corporation, (2)	304

170	Intermec Inc, (2)	1,743

20	Isilon Systems, Inc., (2)	257

30	Netezza Corporation, (2)	410

16	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals (continued)

10	Network Appliance Inc., (2)	$373

60	Novatel Wireless, (2)	344

320	Quantum Corporation, (2)	602

90	SanDisk Corporation, (2)	3,786

810	Seagate Technology, (2)	10,562

300	Silicon Graphics International Corporation, (2)	2,124

110	Stratasys, Inc., (2)	2,702

20	Synaptics, Inc., (2)	550

60	Western Digital Corporation, (2)	1,810
	Total Computers & Peripherals	125,605
	Construction & Engineering – 0.2%

110	Comfort Systems USA Inc.	1,063

70	Emcor Group Inc., (2)	1,622

10	Insituform Technologies, Inc., (2)	205

10	Jacobs Engineering Group, Inc., (2)	364

70	KBR Inc.	1,424

40	Michael Baker Corporation, (2)	1,396

10	MYR Group Inc., (2)	167

50	Orion Marine Group Inc., (2)	710

10	Pike Electric Corporation, (2)	94

10	Quanta Services Incorporated, (2)	207

60	Shaw Group Inc., (2)	2,053

80	Sterling Construction Company, Inc., (2)	1,035

40	URS Corporation, (2)	1,574
	Total Construction & Engineering	11,914
	Construction Materials – 0.0%

10	Eagle Materials Inc.	259

10	Martin Marietta Materials	848

40	Vulcan Materials Company	1,753
	Total Construction Materials	2,860
	Consumer Finance – 0.8%

140	Advance America Cash Advance Centers Inc	578

500	American Express Company	19,850

50	Americredit Corp., (2)	911

280	Capital One Financial Corporation	11,284

140	Cardtronics Inc., (2)	1,814

510	Discover Financial Services	7,130

70	EZCORP, Inc., (2)	1,299

190	First Cash Financial Services, Inc., (2)	4,142

340	SLM Corporation, (2)	3,533
	Total Consumer Finance	50,541
	Containers & Packaging – 0.2%

10	AEP Industries, Inc., (2)	239

60	Ball Corporation	3,170

10	Bemis Company, Inc.	270

Nuveen Investments	17

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Containers & Packaging (continued)

20	Packaging Corp. of America	$440

10	Pactiv Corporation, (2)	279

90	Rock-Tenn Company	4,470

180	Sealed Air Corporation	3,550

20	Silgan Holdings, Inc.	568

20	Sonoco Products Company	610

40	Temple-Inland Inc.	827
	Total Containers & Packaging	14,423
	Distributors – 0.1%

100	Core-Mark Holding Company, Inc., (2)	2,740

70	Genuine Parts Company	2,762

170	LKQ Corporation, (2)	3,278
	Total Distributors	8,780
	Diversified Consumer Services – 0.4%

20	American Public Education Inc., (2)	874

20	Capella Education Company, (2)	1,627

70	Chinacast Education Corporation, (2)	416

60	Coinstar Inc., (2)	2,578

50	Corinthian Colleges Inc., (2)	493

30	Devry, Inc.	1,575

90	Grand Canyon Education Inc., (2)	2,109

210	H & R Block Inc.	3,295

10	K12, Inc., (2)	222

20	Lincoln Educational Services Corporation, (2)	412

40	Matthews International Corporation	1,171

150	Regis Corporation	2,336

170	Service Corporation International	1,258

140	Sothebys Holdings Inc.	3,202

120	Stewart Enterprises Class A	649

20	Weight Watcher's International Inc.	514
	Total Diversified Consumer Services	22,731
	Diversified Financial Services – 4.2%

7,160	Bank of America Corporation	102,889

8,560	Citigroup Inc., (2)	32,186

20	CME Group, Inc.	5,631

30	Encore Capital Group, Inc., (2)	618

90	Interactive Brokers Group, Inc., (2)	1,494

2,340	JP Morgan Chase & Co.	85,667

80	Leucadia National Corporation, (2)	1,561

20	Life Partners Holdings, Inc.	409

30	Marketaxess	414

30	Moody's Corporation	598

10	MSCI Inc., Class A Shares, (2)	274

190	Nasdaq Stock Market, Inc., (2)	3,378

340	New York Stock Exchange Euronext	9,394

18	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services (continued)

320	PHH Corporation, (2)	$6,093

10	Porfolio Recovery Associates, Inc., (2)	668
	Total Diversified Financial Services	251,274
	Diversified Telecommunication Services – 3.2%

30	Abovenet Communications, (2)	1,415

370	Alaska Communications Systems Group Inc.	3,141

4,080	AT&T Inc.	98,695

10	Cbeyond Inc., (2)	125

270	CenturyTel, Inc.	8,994

30	Cogent Communications Group, Inc., (2)	227

290	Consolidated Communications Holdings, Inc.	4,933

30	Frontier Communications Corporation	213

40	General Communication, Inc., (2)	304

60	Global Crossing Limited, (2)	634

30	Neutral Tandem Inc., (2)	338

1,410	Qwest Communications International Inc.	7,403

2,260	Verizon Communications Inc.	63,325

40	Windstream Corporation	422
	Total Diversified Telecommunication Services	190,169
	Electric Utilities – 2.6%

40	ALLETE Inc	1,370

660	American Electric Power Company, Inc.	21,318

70	Cleco Corporation	1,849

10	DPL Inc.	239

1,440	Duke Energy Corporation	23,040

270	Edison International	8,564

130	Entergy Corporation	9,311

440	Exelon Corporation	16,707

270	FirstEnergy Corp.	9,512

20	Great Plains Energy Incorporated	340

60	IDACORP, INC	1,996

10	ITC Holdings Corporation	529

30	MGE Energy, Inc.	1,081

230	NextEra Energy Inc.	11,215

130	Northeast Utilities	3,312

180	Pepco Holdings, Inc.	2,822

120	Pinnacle West Capital Corporation	4,363

80	PNM Resources Inc.	894

100	Portland General Electric Company	1,833

20	PPL Corporation	499

220	Progress Energy, Inc.	8,628

590	Southern Company	19,635

30	Unisource Energy Corporation	905

80	Unitil Corp.	1,673

110	Westar Energy Inc.	2,377
	Total Electric Utilities	154,012

Nuveen Investments	19

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Electrical Equipment – 0.6%

60	Acuity Brands Inc.	$2,183

180	Advanced Battery Technologies Inc., (2)	590

20	American Superconductor Corporation, (2)	534

70	Ametek Inc.	2,811

50	AZZ Inc.	1,839

10	Belden Inc.	220

60	Brady Corporation	1,495

170	Emerson Electric Company	7,427

70	Encore Wire Corporation	1,273

70	Ener1 Inc., (2)	237

80	Franklin Electric Company, Inc.	2,306

220	Fuelcell Energy Inc., (2)	260

100	General Cable Corporation, (2)	2,665

160	GrafTech International Ltd., (2)	2,339

10	Hubbell Incorporated, Class B	397

10	II VI Inc., (2)	296

90	Regal-Beloit Corporation	5,020

60	Rockwell Automation, Inc.	2,945

70	Vicor Corporation	874

100	Woodward Governor Company	2,553
	Total Electrical Equipment	38,264
	Electronic Equipment & Instruments – 0.9%

80	Agilent Technologies, Inc., (2)	2,274

60	Amphenol Corporation, Class A	2,357

30	Anixter International Inc., (2)	1,278

110	Arrow Electronics, Inc., (2)	2,459

70	Avnet Inc., (2)	1,688

180	Brightpoint Inc., (2)	1,260

130	Checkpoint Systems Inc., (2)	2,257

40	China Security and Surveillance Techology Inc., (2)	185

160	Cogent Inc., (2)	1,442

30	Comverge, Inc., (2)	269

420	Corning Incorporated	6,783

70	Daktronics Inc.	525

30	Dolby Laboratories, Inc., (2)	1,881

50	Electro Scientific Industries Inc., (2)	668

390	Jabil Circuit Inc.	5,187

170	L-1 Identity Solutions Inc., (2)	1,392

270	Methode Electronics, Inc.	2,630

450	Microvision, Inc., (2)	1,332

80	Newport Corporation, (2)	725

40	OSI Systems Inc., (2)	1,111

60	Plexus Corporation, (2)	1,604

250	Power One Inc, (2)	1,688

10	Rofin Sinar Technologies Inc., (2)	208

20	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

100	ScanSource, Inc., (2)	$2,493

120	SYNNEX Corporation, (2)	3,074

120	Tech Data Corporation, (2)	4,274

190	TTM Technologies, Inc., (2)	1,805

270	Vishay Intertechnology Inc., (2)	2,090
	Total Electronic Equipment & Instruments	54,939
	Energy Equipment & Services – 1.7%

20	Atwood Oceanics Inc., (2)	510

286	Baker Hughes Incorporated	11,889

150	Bristow Group Inc., (2)	4,410

30	Carbo Ceramics Inc.	2,166

180	Cooper Cameron Corporation, (2)	5,854

90	Dawson Geophysical Company, (2)	1,914

70	Diamond Offshore Drilling, Inc.	4,353

50	Dril Quip Inc., (2)	2,201

380	Global Industries, Limited, (2)	1,706

20	Gulf Island Fabrication, Inc.	310

440	Halliburton Company	10,802

40	Helix Energy Solutions Group, (2)	431

90	Helmerich & Payne Inc.	3,287

90	Hercules Offshore Inc., (2)	219

200	ION Geophysical Corporation, (2)	696

60	Lufkin Industries Inc.	2,339

190	Matrix Service Company, (2)	1,769

200	Nabors Industries Inc., (2)	3,524

240	National-Oilwell Varco Inc.	7,937

20	Natural Gas Services Group, (2)	303

40	Parker Drilling Company, (2)	158

10	PHI Inc Non-Voting, (2)	141

20	Pioneer Drilling Company, (2)	113

160	Pride International Inc., (2)	3,574

60	Rowan Companies Inc., (2)	1,316

110	RPC Inc.	1,502

330	Schlumberger Limited	18,262

10	SeaCor Smit Inc., (2)	707

50	Smith International, Inc.	1,883

10	Superior Energy Services, Inc., (2)	187

250	Superior Well Services, Inc., (2)	4,180

100	T-3 Energy Services, Inc., (2)	2,790

10	Tidewater Inc.	387

10	Willbros Group Inc., (2)	74
	Total Energy Equipment & Services	101,894
	Food & Staples Retailing – 1.3%

100	Andersons, Inc.	3,259

80	Costco Wholesale Corporation	4,386

580	CVS Caremark Corporation	17,006

Nuveen Investments	21

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

190	Kroger Co.	$3,741

10	Nash Finch Company	342

40	Pantry, Inc., (2)	564

80	PriceSmart, Inc.	1,858

110	Ruddick Corporation	3,409

510	Safeway Inc.	10,027

40	Spartan Stores, Inc.	549

20	SUPERVALU INC.	217

100	Sysco Corporation	2,857

60	United Natural Foods Inc., (2)	1,793

190	Walgreen Co.	5,073

410	Wal-Mart Stores, Inc.	19,709

70	Whole Foods Market, Inc., (2)	2,521
	Total Food & Staples Retailing	77,311
	Food Products – 1.7%

140	AgFeed Industries Inc., (2)	410

230	Archer-Daniels-Midland Company	5,939

60	Bunge Limited	2,951

50	Campbell Soup Company	1,792

10	Chiquita Brands International Inc., (2)	122

290	ConAgra Foods, Inc.	6,763

10	Corn Products International, Inc.	303

30	Darling International Inc., (2)	225

30	Dean Foods Company, (2)	302

490	Del Monte Foods Company	7,051

20	Diamond Foods Inc.	822

30	Dole Food Company Inc., (2)	313

10	Flowers Foods Inc.	244

440	General Mills, Inc.	15,629

70	H.J. Heinz Company	3,025

10	Hain Celestial Group Inc., (2)	202

30	Hershey Foods Corporation	1,438

160	JM Smucker Company	9,635

40	Kellogg Company	2,012

730	Kraft Foods Inc.	20,440

30	Lancaster Colony Corporation	1,601

10	Lance, Inc.	165

60	Mead Johnson Nutrition Company, Class A Shares	3,007

30	Sanderson Farms Inc.	1,522

520	Sara Lee Corporation	7,332

20	Seneca Foods Corporation, (2)	645

40	Treehouse Foods Inc., (2)	1,826

170	Tyson Foods, Inc., Class A	2,786

200	Zhongpin Inc., (2)	2,352
	Total Food Products	100,854

22	Nuveen Investments

Shares	Description (1)	Value

	Gas Utilities – 0.4%

10	AGL Resources Inc.	$358

130	Atmos Energy Corporation	3,515

50	Laclede Group Inc.	1,657

60	New Jersey Resources Corporation	2,112

50	Nicor Inc.	2,025

80	ONEOK, Inc.	3,460

80	Piedmont Natural Gas Company	2,024

170	Questar Corporation	7,733

10	South Jersey Industries Inc.	430

10	Southwest Gas Corporation	295

10	UGI Corporation	254

10	WGL Holdings Inc.	340
	Total Gas Utilities	24,203
	Health Care Equipment & Supplies – 1.7%

30	Abaxis, Inc., (2)	643

70	Abiomed, Inc., (2)	678

230	Align Technology, Inc., (2)	3,420

210	Alphatec Holdings, Inc., (2)	974

110	American Medical Systems Holdings, Inc., (2)	2,433

20	AngioDynamics, Inc., (2)	295

100	Baxter International, Inc.	4,064

30	Beckman Coulter, Inc.	1,809

50	Becton, Dickinson and Company	3,381

630	Boston Scientific Corporation, (2)	3,654

250	CareFusion Corporation, (2)	5,675

40	Conceptus Inc., (2)	623

90	Cooper Companies, Inc.	3,581

30	Cyberonics, (2)	710

150	Delcath Systems, Inc., (2)	951

60	DENTSPLY International Inc.	1,795

20	DexCom, Inc., (2)	231

20	Edwards Lifesciences Corporation, (2)	1,120

40	Exactech, Inc., (2)	683

20	Haemonetics Corporation, (2)	1,070

20	Hill Rom Holdings Inc.	609

190	Hologic Inc., (2)	2,647

10	Hospira Inc., (2)	575

40	ICU Medical, Inc., (2)	1,287

120	Immucor, Inc., (2)	2,286

110	Insulet Corporation, (2)	1,656

40	Integra Lifesciences Holdings Corporation, (2)	1,480

10	Intuitive Surgical, Inc., (2)	3,156

70	Invacare Corporation	1,452

30	Inverness Medical Innovation, (2)	800

40	Kensey Nash Corporation, (2)	948

Nuveen Investments	23

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

30	Kinetic Concepts Inc., (2)	$1,095

20	Mako Surgical Corporation, (2)	249

30	Masimo Corporation	714

30	Medical Action Industries, Inc., (2)	360

200	Medtronic, Inc.	7,254

40	Meridian Bioscience, Inc.	680

30	Merit Medical Systems, Inc., (2)	482

30	Micrus Endovascular Corporation, (2)	624

40	Natus Medical, Inc., (2)	652

90	Neogen Corporation, (2)	2,345

70	NuVasive, Inc., (2)	2,482

90	Nxstage Medical, Inc., (2)	1,336

370	OraSure Technologies, Inc., (2)	1,713

30	Orthofix International NV, (2)	962

70	Quidel Corporation, (2)	888

600	RTI Biologics Inc., (2)	1,758

60	Saint Jude Medical Inc., (2)	2,165

80	Somanetics Corporation, (2)	1,996

50	SonoSite, Inc., (2)	1,356

200	Stereotaxis, Inc., (2)	662

90	Steris Corporation	2,797

60	Stryker Corporation	3,004

10	Surmodics Inc., (2)	164

40	Teleflex Inc.	2,171

50	Thoratec Corporation, (2)	2,137

20	Varian Medical Systems, Inc., (2)	1,046

50	Volcano Corporation, (2)	1,091

40	West Pharmaceutical Services Inc.	1,460

40	Wright Medical Group, Inc., (2)	664

90	Zimmer Holdings, Inc., (2)	4,865

20	Zoll Medical Corporation, (2)	542
	Total Health Care Equipment & Supplies	104,400
	Health Care Providers & Services – 2.9%

250	Aetna Inc.	6,595

60	Air Methods Corporation, (2)	1,785

70	Alliance Imaging Inc., (2)	283

10	Almost Family, Inc., (2)	349

80	Amedisys, Inc., (2)	3,518

50	American Dental Partners, Inc., (2)	606

60	AmericGroup Corporation, (2)	1,949

40	Assisted Living Concepts Inc., (2)	1,184

20	Bio-Reference Laboratories, Inc., (2)	443

70	Bioscrip, Inc., (2)	367

230	Cardinal Health, Inc.	7,730

60	Catalyst Health Soltuions Inc., (2)	2,070

24	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

50	Centene Corporation, (2)	$1,075

30	Chemed Corporation	1,639

240	CIGNA Corporation	7,454

50	Community Health Systems, Inc., (2)	1,691

120	Coventry Health Care, Inc., (2)	2,122

210	Cross Country Healthcare, Inc., (2)	1,888

40	Davita Inc., (2)	2,498

90	Emergency Medical Services Corporation, (2)	4,413

60	Emeritus Corporation, (2)	979

100	Express Scripts, Inc., (2)	4,702

40	Genoptix Inc., (2)	688

40	Gentiva Health Services, Inc., (2)	1,080

570	Health Management Associates Inc., (2)	4,429

130	Health Net Inc., (2)	3,168

140	HealthSouth Corporation, (2)	2,619

80	HealthSpring, Inc., (2)	1,241

40	Henry Schein Inc., (2)	2,196

50	HMS Holdings Corporation, (2)	2,711

110	Humana Inc., (2)	5,024

90	Inventiv Health, Inc., (2)	2,304

30	IPC The Hospitalist Company, Inc., (2)	753

10	Kindred Healthcare Inc., (2)	128

10	Landauer Inc.	609

30	Lincare Holdings	975

60	Magellan Health Services, Inc., (2)	2,179

110	McKesson HBOC Inc.	7,388

10	Medax Inc., (2)	556

110	Medco Health Solutions, Inc., (2)	6,059

50	Omnicare, Inc.	1,185

130	Owens and Minor Inc.	3,689

60	Pharmerica Corporation, (2)	880

90	PSS World Medical Inc., (2)	1,904

90	Psychiatric Solutions, Inc., (2)	2,945

30	Quest Diagnostics Incorporated	1,493

70	RehabCare Group Inc., (2)	1,525

40	Select Medical Corporation, (2)	271

190	Sun Healthcare Group, Inc., (2)	1,535

810	UnitedHealth Group Incorporated	23,004

50	Universal Health Services, Inc., Class B	1,908

70	Wellcare Health Plans Inc., (2)	1,662

710	Wellpoint Inc., (2)	34,740
	Total Health Care Providers & Services	176,188
	Health Care Technology – 0.2%

30	AthenaHealth Inc., (2)	784

20	Cerner Corporation, (2)	1,518

Nuveen Investments	25

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Health Care Technology (continued)

10	Computer Programs and Systems, Inc.	$409

160	Eclipsys Corporation, (2)	2,854

40	MedAssets Inc., (2)	923

90	Omnicell, Inc., (2)	1,052

50	Quality Systems Inc.	2,900
	Total Health Care Technology	10,440
	Hotels, Restaurants & Leisure – 1.5%

80	AFC Enterprises, Inc., (2)	728

260	Bally Technologies, Inc., (2)	8,421

40	Bob Evans Farms	985

20	Buffalo Wild Wings, Inc., (2)	732

20	California Pizza Kitchen, Inc., (2)	303

190	Carnival Corporation	5,746

20	CEC Entertainment Inc., (2)	705

130	Cheesecake Factory Inc., (2)	2,894

40	Jack in the Box Inc., Term Loan, (2)	778

460	Krispy Kreme Doughnuts Inc., (2)	1,550

40	Las Vegas Sands, (2)	886

10	Life Time Fitness Inc., (2)	318

70	Marriott International, Inc., Class A	2,096

250	McDonald's Corporation	16,468

50	MGM Mirage Inc., (2)	482

30	P.F. Changs China Bistro, Inc.	1,190

10	Panera Bread Company, (2)	753

30	Papa John's International, Inc., (2)	694

30	Peets Coffee and Tea Inc., (2)	1,178

70	Pinnacle Entertainment Inc., (2)	662

60	Red Robin Gourmet Burgers, Inc., (2)	1,030

30	Sonic Corporation, (2)	233

190	Starbucks Corporation	4,617

230	Starwood Hotels & Resorts Worldwide, Inc.	9,529

140	WMS Industries Inc., (2)	5,495

270	Wyndham Worldwide Corporation	5,438

100	Wynn Resorts Ltd	7,627

210	YUM! Brands, Inc.	8,198
	Total Hotels, Restaurants & Leisure	89,736
	Household Durables – 1.0%

110	American Greetings Corporation	2,064

1,020	Beazer Homes USA, Inc., (2)	3,703

10	Blyth Inc.	341

90	D.R. Horton, Inc.	885

30	Ethan Allen Interiors Inc.	420

180	Fortune Brands Inc.	7,052

40	Furniture Brands International, Inc., (2)	209

30	Helen of Troy Limited, (2)	662

26	Nuveen Investments

Shares	Description (1)	Value

	Household Durables (continued)

640	Hovnanian Enterprises Inc., (2)	$2,355

30	Jarden Corporation	806

10	KB Home	110

180	La Z Boy Inc., (2)	1,337

80	Leggett and Platt Inc.	1,605

180	M/I Homes, Inc., (2)	1,735

50	Meritage Corporation, (2)	814

30	Mohawk Industries Inc., (2)	1,373

20	National Presto Industries Inc.	1,857

10	NVR Inc., (2)	6,550

10	Pulte Corporation, (2)	83

10	Ryland Group Inc.	158

180	Standard Pacific Corporation, (2)	599

60	Stanley Black & Decker Inc.	3,031

180	Tempur Pedic International Inc., (2)	5,535

130	Tupperware Corporation	5,181

60	Univeral Electronics Inc., (2)	998

130	Whirlpool Corporation	11,417
	Total Household Durables	60,880
	Household Products – 1.1%

80	Central Garden & Pet Company, (2)	718

50	Clorox Company	3,108

70	Colgate-Palmolive Company	5,513

100	Kimberly-Clark Corporation	6,063

890	Procter & Gamble Company	53,382
	Total Household Products	68,784
	Independent Power Producers & Energy Traders – 0.4%

1,520	AES Corporation, (2)	14,045

60	Constellation Energy Group	1,935

50	Mirant Corporation, (2)	528

250	NRG Energy Inc., (2)	5,303
	Total Independent Power Producers & Energy Traders	21,811
	Industrial Conglomerates – 2.0%

130	3M Co.	10,269

6,940	General Electric Company	100,075

50	Raven Industries, Inc.	1,686

540	Textron Inc.	9,164
	Total Industrial Conglomerates	121,194
	Insurance – 4.4%

420	AFLAC Incorporated	17,921

390	Allstate Corporation	11,205

70	Alterra Capital Holdings Limited	1,315

30	American International Group, (2)	1,033

10	American National Insurance Company	810

20	American Physicians Capital, Inc.	617

Nuveen Investments	27

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Insurance (continued)

20	Amerisafe, Inc., (2)	$351

210	Aon Corporation	7,795

60	Arch Capital Group Limited, (2)	4,470

200	Arthur J. Gallagher & Co.	4,876

90	Aspen Insurance Holdings Limited	2,227

160	Assurant Inc.	5,552

460	Assured Guaranty Limited	6,104

100	Axis Capital Holdings Limited	2,972

70	Baldwin & Lyons, Class B	1,471

280	Chubb Corporation	14,003

90	Cincinnati Financial Corporation	2,328

50	CNA Surety Corporation, (2)	804

540	CNO Financial Group Inc., (2)	2,673

70	Delphi Financial Group, Inc.	1,709

40	Everest Reinsurance Group Ltd	2,829

80	Fidelity National Title Group Inc., Class A	1,039

100	First American Corporation	1,268

20	Flagstone Reinsurance Holdings SA	216

550	Genworth Financial Inc., Class A, (2)	7,189

50	Hanover Insurance Group Inc.	2,175

30	Harleysville Group, Inc.	931

410	Hartford Financial Services Group, Inc.	9,073

90	HCC Insurance Holdings Inc.	2,228

20	Hilltop Holdings Inc., (2)	200

60	Horace Mann Educators Corporation	918

630	Lincoln National Corporation	15,303

220	Loews Corporation	7,328

10	Markel Corporation, (2)	3,400

200	Marsh & McLennan Companies, Inc.	4,510

150	MBIA Inc., (2)	842

60	Meadowbrook Insurance Group, Inc.	518

20	Mercury General Corporation	829

360	MetLife, Inc.	13,594

100	Montpelier Re Holdings Limited	1,493

190	National Financial Partners Corp., (2)	1,856

140	Old Republic International Corporation	1,698

60	PartnerRe Limited	4,208

70	Platinum Underwriters Holdings Limited	2,540

50	ProAssurance Corporation, (2)	2,838

470	Progressive Corporation	8,798

550	Prudential Financial, Inc.	29,513

40	Reinsurance Group of America Inc.	1,828

60	RenaisasnceRE Holdings, Limited	3,376

20	RLI Corporation	1,050

150	Seabright Insurance Holdings Inc.	1,422

28	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

10	Stewart Information Services Corporation	$90

10	Torchmark Corporation	495

50	Tower Group Inc.	1,077

340	Travelers Companies, Inc.	16,745

190	United America Indemnity Limited, (2)	1,398

40	Unitrin, Inc.	1,024

260	Unum Group	5,642

10	White Mountain Insurance Group	3,242

110	WR Berkley Corporation	2,911

370	XL Capital Ltd, Class A	5,924
	Total Insurance	263,794
	Internet & Catalog Retail – 0.5%

40	Amazon.com, Inc., (2)	4,370

30	Blue Nile Inc., (2)	1,412

170	Drugstore.com, Inc., (2)	524

50	Expedia, Inc.	939

1,400	Liberty Media Holding Corporation Interactive, Class A, (2)	14,700

10	NetFlix.com Inc., (2)	1,087

10	Nutri System Inc.	229

100	Orbitz Worldwide Inc., (2)	381

100	Overstock.com, Inc., (2)	1,807

110	Shutterfly, Inc., (2)	2,636
	Total Internet & Catalog Retail	28,085
	Internet Software & Services – 1.0%

10	Archipelago Learning Inc., (2)	114

10	ComScore Inc., (2)	165

30	Digital River, Inc., (2)	717

280	DivX Inc., (2)	2,145

460	Earthlink, Inc.	3,662

630	eBay Inc., (2)	12,354

20	Equinix Inc., (2)	1,624

50	Google Inc., Class A, (2)	22,248

40	GSI Commerce, Inc., (2)	1,152

160	IAC/InterActiveCorp., (2)	3,515

310	Internap Network Services Corporation, (2)	1,293

280	Internet Capital Group Inc., (2)	2,128

40	j2 Global Communications, Inc., (2)	874

30	Liquidity Services, Inc., (2)	389

20	NIC, Incorporated	128

90	ValueClick, Inc., (2)	962

10	VeriSign, Inc., (2)	266

10	Vocus, Inc., (2)	153

330	Yahoo! Inc., (2)	4,564
	Total Internet Software & Services	58,453

Nuveen Investments	29

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	IT Services – 1.7%

140	Acxiom Corporation, (2)	$2,057

90	Amdocs Limited, (2)	2,417

80	Automatic Data Processing, Inc.	3,221

30	Broadridge Financial Solutions, Inc.	572

30	CACI International Inc., (2)	1,274

510	Ciber, Inc., (2)	1,413

60	Cognizant Technology Solutions Corporation, Class A, (2)	3,004

220	Computer Sciences Corporation	9,955

50	Convergys Corporation, (2)	491

100	CoreLogic Inc.	1,766

50	CSG Systems International Inc., (2)	917

50	Cybersource Corporation, (2)	1,277

10	Euronet Worldwide, Inc., (2)	128

50	Exlservice Holdings, Inc., (2)	859

100	Fidelity National Information Services	2,682

100	Gartner Inc., (2)	2,325

130	Genpact Limited, (2)	2,019

30	IGATE Corporation	385

280	International Business Machines Corporation (IBM)	34,574

20	ManTech International Corporation, Class A, (2)	851

10	MasterCard, Inc.	1,995

40	Maximus Inc.	2,315

10	Nci, Inc., (2)	226

50	NeuStar, Inc., (2)	1,031

40	Paychex, Inc.	1,039

50	SAIC, Inc., (2)	837

360	Sapient Corporation	3,650

40	SRA International, Inc., (2)	787

50	Syntel Inc.	1,698

80	TeleTech Holdings, Inc., (2)	1,031

40	TNS Inc., (2)	698

90	Total System Services Inc.	1,224

50	Unisys Corporation, (2)	925

140	VeriFone Holdings Inc., (2)	2,650

80	Visa Inc.	5,660

100	Western Union Company	1,491
	Total IT Services	99,444
	Leisure Equipment & Products – 0.2%

20	Brunswick Corporation	249

30	Hasbro, Inc.	1,233

10	Mattel, Inc.	212

10	Polaris Industries Inc.	546

230	Pool Corporation	5,042

60	RC2 Corporation, (2)	967

420	Smith & Wesson Holding Corporation, (2)	1,718
	Total Leisure Equipment & Products	9,967

30	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.3%

120	Affymetrix, Inc., (2)	$708

10	Covance, Inc., (2)	513

20	Dionex Corporation, (2)	1,489

110	eResearch Technology, Inc., (2)	867

80	Life Technologies Corporation, (2)	3,780

10	Luminex Corporation, (2)	162

10	Millipore Corporation, (2)	1,067

90	Perkinelmer Inc.	1,860

150	Thermo Fisher Scientific, Inc., (2)	7,358

30	Waters Corporation, (2)	1,941
	Total Life Sciences Tools & Services	19,745
	Machinery – 2.1%

10	Actuant Corporation	188

380	ArvinMeritor Inc., (2)	4,978

180	Briggs & Stratton Corporation	3,064

220	Caterpillar Inc.	13,215

10	Chart Industries, Inc., (2)	156

100	Cummins Inc.	6,513

120	Danaher Corporation	4,454

210	Deere & Company	11,693

20	Donaldson Company, Inc.	853

50	Dover Corporation	2,090

190	Eaton Corporation	12,434

90	EnPro Industries Inc., (2)	2,534

10	Flowserve Corporation	848

10	Gardner Denver, Inc.	446

20	Greenbrier Companies Inc., (2)	224

160	IDEX Corporation	4,571

170	Illinois Tool Works, Inc.	7,018

10	Joy Global Inc.	501

160	Kennametal Inc.	4,069

70	LB Foster Company, (2)	1,814

60	Lincoln Electric Holdings Inc.	3,059

80	Mueller Industries Inc.	1,968

40	Mueller Water Products Inc.	148

70	Nacco Industries Inc.	6,213

60	Nordson Corporation	3,365

50	Oshkosh Truck Corporation, (2)	1,558

50	PACCAR Inc.	1,994

30	Pall Corporation	1,031

170	Parker Hannifin Corporation	9,428

160	Pentair, Inc.	5,152

20	RBC Bearings Inc., (2)	580

200	Robbins & Myers, Inc.	4,348

20	SPX Corporation	1,056

Nuveen Investments	31

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Machinery (continued)

20	Sun Hydraulics Corporation	$469

20	Tennant Company	676

310	Titan International Inc.	3,091

50	Trinity Industries Inc.	886

10	Valmont Industries, Inc.	727
	Total Machinery	127,412
	Marine – 0.0%

30	Alexander and Bald, Inc.	893

40	Eagle Bulk Shipping Inc., (2)	169

20	Kirby Corporation, (2)	765
	Total Marine	1,827
	Media – 4.9%

40	Arbitron Inc.	1,025

10	Ascent Media Corporation, (2)	253

280	Cablevision Systems Corporation	6,723

750	CBS Corporation, Class B	9,698

30	Central European Media Enterprises Limited, (2)	597

230	Clear Channel Outdoor Holdings Inc., Class A, (2)	1,996

3,020	Comcast Corporation, Class A	52,457

360	DIRECTV Group, Inc., (2)	12,211

30	Dreamworks Animation SKG Inc., (2)	857

400	Gannett Company Inc.	5,384

40	Interactive Data Corporation	1,335

540	Interpublic Group Companies, Inc., (2)	3,850

360	Knology, Inc., (2)	3,935

150	Lamar Advertising Company, (2)	3,678

300	Liberty Global Inc, A Shares, (2)	7,797

70	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	2,934

170	Liberty Media Starz, (2)	8,813

10	McGraw-Hill Companies, Inc.	281

40	Morningstar, Inc., (2)	1,701

110	National CineMedia, Inc.	1,833

1,680	News Corporation, Class A	20,093

60	Omnicom Group, Inc.	2,058

20	RCN Corporation, (2)	296

350	Regal Entertainment Group, Class A	4,564

530	Time Warner Cable, Class A	27,602

1,280	Time Warner Inc.	37,005

230	Vallassis Communications Inc., (2)	7,296

610	Viacom Inc., Class B	19,136

730	Virgin Media, Inc.	12,184

1,040	Walt Disney Company	32,760

270	World Wrestling Entertainment Inc.	4,201
	Total Media	294,553

32	Nuveen Investments

Shares	Description (1)	Value

	Metals & Mining – 1.1%

300	AK Steel Holding Corporation	$3,576

370	Alcoa Inc.	3,722

40	Allegheny Technologies, Inc.	1,768

90	Allied Nevada Gold Corporation, (2)	1,771

40	AM Castle & Co, (2)	556

70	Brush Engineered Material, (2)	1,399

100	Century Aluminum Company, (2)	883

230	Cliffs Natural Resources Inc.	10,847

90	Coeur d'Alene Mines Corporation, (2)	1,420

10	Commercial Metals Company	132

30	Compass Minerals International, Inc.	2,108

190	Freeport-McMoRan Copper & Gold, Inc.	11,235

60	Haynes International Inc.	1,850

340	Hecla Mining Company, (2)	1,775

20	Kaiser Aluminum Corporation	693

80	Newmont Mining Corporation	4,939

80	Nucor Corporation	3,062

80	Olympic Steel Inc.	1,838

10	Royal Gold, Inc.	480

80	RTI International Metals, Inc., (2)	1,929

10	Schnitzer Steel Industries, Inc.	392

80	Steel Dynamics Inc.	1,055

120	Titanium Metals Corporation, (2)	2,111

100	United States Steel Corporation	3,855

210	US Gold Corporation, (2)	1,052

30	Walter Industries Inc.	1,826
	Total Metals & Mining	66,274
	Multiline Retail – 0.7%

60	99 Cents Only Stores, (2)	888

40	Big Lots, Inc., (2)	1,284

320	Dillard's, Inc., Class A	6,880

40	Family Dollar Stores, Inc.	1,508

110	Freds Inc.	1,217

130	J.C. Penney Company, Inc.	2,792

50	Kohl's Corporation, (2)	2,375

470	Macy's, Inc.	8,413

150	Nordstrom, Inc.	4,829

110	Retail Ventures Inc., (2)	860

190	Saks Inc., (2)	1,442

30	Sears Holding Corporation, (2)	1,940

160	Target Corporation	7,867
	Total Multiline Retail	42,295
	Multi-Utilities – 1.9%

80	Alliant Energy Corporation	2,539

230	Ameren Corporation	5,467

Nuveen Investments	33

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Multi-Utilities (continued)

70	Avista Corporation	$1,367

40	Black Hills Corporation	1,139

90	CenterPoint Energy, Inc.	1,184

10	CH Energy Group Inc.	392

260	CMS Energy Corporation	3,809

160	Consolidated Edison, Inc.	6,896

340	Dominion Resources, Inc.	13,172

170	DTE Energy Company	7,754

40	Integrys Energy Group, Inc.	1,750

130	MDU Resources Group Inc.	2,344

250	NiSource Inc.	3,625

90	Northwestern Corporation	2,358

80	NSTAR	2,800

60	OGE Energy Corp.	2,194

260	PG&E Corporation	10,686

520	Public Service Enterprise Group Incorporated	16,292

90	Scana Corporation	3,218

300	Sempra Energy	14,037

110	TECO Energy, Inc.	1,658

10	Vectren Corporation	237

90	Wisconsin Energy Corporation	4,567

330	Xcel Energy, Inc.	6,801
	Total Multi-Utilities	116,286
	Office Electronics – 0.1%

750	Xerox Corporation	6,030
	Oil, Gas & Consumable Fuels – 9.0%

110	Alpha Natural Resources Inc., (2)	3,726

410	Anadarko Petroleum Corporation	14,797

240	Apache Corporation	20,206

10	Arch Coal Inc.	198

30	Arena Resources Inc., (2)	957

250	Atlas Energy Inc, (2)	6,768

110	ATP Oil & Gas Corporation, (2)	1,165

70	Berry Petroleum Company	1,800

80	Bill Barrett Corporation, (2)	2,462

40	BPZ Resources, Inc., (2)	166

200	Brigham Exploration Company, (2)	3,076

10	Cabot Oil & Gas Corporation	313

40	Carrizo Oil & Gas, Inc., (2)	621

430	Chesapeake Energy Corporation	9,009

1,150	Chevron Corporation	78,039

60	Cimarex Energy Company	4,295

90	Cobalt International Energy, Inc., (2)	671

1,020	ConocoPhillips	50,072

10	Continental Resources Inc., (2)	446

34	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

80	Crosstex Energy, Inc., (2)	$513

30	Denbury Resources Inc., (2)	439

220	Devon Energy Corporation	13,402

480	El Paso Corporation	5,333

120	EOG Resources, Inc.	11,804

2,842	Exxon Mobil Corporation	162,193

20	GMX Resources, Inc., (2)	130

280	Gran Tiera Energy Inc., (2)	1,389

170	Harvest Natural Resources Inc., (2)	1,253

260	Hess Corporation	13,088

70	Holly Corporation	1,861

490	Marathon Oil Corporation	15,234

60	Massey Energy Company	1,641

150	McMoran Exploration Corporation, (2)	1,667

120	Murphy Oil Corporation	5,946

190	Newfield Exploration Company, (2)	9,283

90	Noble Energy, Inc.	5,430

90	Northern Oil and Gas Inc., (2)	1,156

380	Occidental Petroleum Corporation	29,317

260	Patriot Coal Corporation, (2)	3,055

50	Peabody Energy Corporation	1,957

70	Penn Virginia Corporation	1,408

90	Pertoleum Development Corporation, (2)	2,306

30	Petrohawk Energy Corporation, (2)	509

70	Pioneer Natural Resources Company	4,162

40	Range Resources Corporation	1,606

140	Rex Energy Inc., (2)	1,414

100	Rosetta Resources, Inc., (2)	1,981

40	SandRidge Energy Inc., (2)	233

50	SM Energy Company	2,008

20	Southern Union Company	437

50	Southwestern Energy Company, (2)	1,932

360	Spectra Energy Corporation	7,225

30	Stone Energy Corporation, (2)	335

30	Swift Energy Company, (2)	807

170	Tesoro Corporation	1,984

330	Valero Energy Corporation	5,933

70	W&T Offshore Inc.	662

80	Whiting Petroleum Corporation, (2)	6,274

760	Williams Companies, Inc.	13,893
	Total Oil, Gas & Consumable Fuels	539,987
	Paper & Forest Products – 0.7%

100	Domtar Corporation	4,915

1,150	International Paper Company	26,025

110	KapStone Paper and Packaging Corp., (2)	1,225

70	Louisiana-Pacific Corporation, (2)	468

Nuveen Investments	35

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Paper & Forest Products (continued)

30	MeadWestvaco Corporation	$666

70	Neenah Paper, Inc.	1,281

70	Schweitzer-Mauduit International Inc.	3,532

130	Weyerhaeuser Company	4,576
	Total Paper & Forest Products	42,688
	Personal Products – 0.6%

40	American Oriental Bioengineering Inc., (2)	101

200	Avon Products, Inc.	5,300

200	China Sky One Medical Inc., (2)	2,248

220	China-Biotics Inc., (2)	2,862

60	Elizabeth Arden, Inc., (2)	871

80	Estee Lauder Companies Inc., Class A	4,458

210	Herbalife, Limited	9,671

50	Inter Parfums, Inc.	712

190	NBTY Inc., (2)	6,462

20	Nu Skin Enterprises, Inc., Class A	499

170	Revlon Inc., (2)	1,897
	Total Personal Products	35,081
	Pharmaceuticals – 4.8%

270	Abbott Laboratories	12,631

40	Allergan, Inc.	2,330

60	Ardea Biosciences Inc., (2)	1,234

10	Auxilium Pharmaceuticals, Inc., (2)	235

10	Biomimetic Therapeutics, Inc., (2)	111

500	BMP Sunstone Corporation, (2)	2,575

540	Bristol-Myers Squibb Company	13,468

410	Eli Lilly and Company	13,735

40	Endo Pharmaceuticals Holdings Inc., (2)	873

170	Forest Laboratories, Inc., (2)	4,663

370	Impax Laboratories Inc., (2)	7,052

640	Johnson & Johnson	37,798

3,090	Merck & Company Inc.	108,057

260	Nektar Therapautics, (2)	3,146

70	Optimer Pharmaceuticals, Inc., (2)	649

90	Pain Therapeutics, Inc., (2)	500

170	Par Pharmaceuticals Inc., (2)	4,413

4,640	Pfizer Inc.	66,166

130	Salix Pharmaceuticals Limited, (2)	5,074

110	ViroPharma, Inc., (2)	1,233

100	Vivus, Inc., (2)	960

80	Watson Pharmaceuticals Inc., (2)	3,246
	Total Pharmaceuticals	290,149
	Professional Services – 0.3%

50	Corporate Executive Board Company	1,314

20	CoStar Group, Inc., (2)	776

36	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

20	CRA International, Inc., (2)	$377

270	Diamond Management & Techology Consultants	2,784

20	Equifax Inc.	561

10	FTI Consulting Inc., (2)	436

400	Hill International, Inc., (2)	1,624

120	Kelly Services, Inc., (2)	1,784

10	Korn Ferry International, (2)	139

30	Manpower Inc.	1,295

40	Navigant Consulting Inc., (2)	415

40	Resources Connection, Inc., (2)	544

60	Robert Half International Inc.	1,413

60	School Specialty Inc., (2)	1,084

170	SFN Group, (2)	928

10	The Advisory Board Company, (2)	430

90	Towers Watson & Company, Class A Shares	3,497

60	Verisk Analytics Inc, Class A Shares, (2)	1,794
	Total Professional Services	21,195
	Real Estate – 2.7%

140	Acadia Realty Trust	2,355

20	Alexandria Real Estate Equities Inc.	1,267

60	AMB Property Corp.	1,423

40	American Campus Communities Inc.	1,092

430	Annaly Capital Management Inc.	7,375

110	Anworth Mortgage Asset Corporation	783

20	AvalonBay Communities, Inc.	1,867

290	BioMed Realty Trust Inc.	4,666

50	Boston Properties, Inc.	3,567

30	Camden Property Trust	1,226

270	Capstead Mortgage Corporation	2,986

220	CBL & Associates Properties Inc.	2,737

220	Cedar Shopping Centers Inc.	1,324

710	Chimera Investments Corporation	2,563

90	Colonial Properties Trust	1,308

70	Colony Financial Inc.	1,183

40	Corporate Office Properties	1,510

90	Cousins Properties, Inc.	607

210	DCT Industrial Trust Inc.	949

350	Developers Diversified Realty Corporation	3,465

260	DiamondRock Hospitality Company, (2)	2,137

90	Duke Realty Corporation	1,022

60	Dupont Fabros Technology Inc.	1,474

20	EastGroup Properties Inc.	712

130	Entertainment Properties Trust	4,949

20	Equity Lifestyles Properties Inc.	965

90	Equity Residential	3,748

Nuveen Investments	37

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Real Estate (continued)

30	Essex Property Trust Inc.	$2,926

90	Extra Space Storage Inc.	1,251

10	Federal Realty Investment Trust	703

50	Franklin Street Properties Corporation	591

30	Hatteras Financial Corp.	835

90	Health Care Property Investors Inc.	2,903

60	Health Care REIT, Inc.	2,527

50	Healthcare Realty Trust, Inc.	1,099

110	Highwoods Properties, Inc.	3,054

30	Home Properties New York, Inc.	1,352

170	Hospitality Properties Trust	3,587

320	Host Hotels & Resorts Inc.	4,314

500	HRPT Properties Trust	3,105

120	Investors Real Estate Trust	1,060

40	Kilroy Realty Corporation	1,189

160	Kimco Realty Corporation	2,150

80	LaSalle Hotel Properties	1,646

100	Liberty Property Trust	2,885

30	LTC Properties Inc.	728

190	Macerich Company	7,091

40	Mack-Cali Realty Corporation	1,189

400	Medical Properties Trust Inc.	3,776

290	MFA Mortgage Investments, Inc.	2,146

30	Mid-America Apartment Communities	1,544

20	National Health Investors Inc.	771

70	National Retail Properties, Inc.	1,501

80	Omega Healthcare Investors Inc.	1,594

30	Plum Creek Timber Company	1,036

50	Post Properties, Inc.	1,137

100	Potlatch Corporation	3,573

380	ProLogis	3,849

40	PS Business Parks Inc.	2,231

20	Public Storage, Inc.	1,758

70	Rayonier Inc.	3,081

40	Realty Income Corporation	1,213

50	Redwood Trust Inc.	732

20	Regency Centers Corporation	688

480	Resource Capital Corporation	2,726

60	Senior Housing Properties Trust	1,207

70	Simon Property Group, Inc.	5,653

60	SL Green Realty Corporation	3,302

30	Sovran Self Storage Inc.	1,033

30	Starwood Property Trust Inc.	509

140	Sunstone Hotel Investors Inc., (2)	1,390

40	Tanger Factory Outlet Centers	1,655

38	Nuveen Investments

Shares	Description (1)	Value

	Real Estate (continued)

70	UDR Inc.	$1,339

110	Ventas Inc.	5,165

50	Vornado Realty Trust	3,648

50	Washington Real Estate Investment Trust	1,380
	Total Real Estate	165,082
	Real Estate Management & Development – 0.2%

530	CB Richard Ellis Group, Inc., Class A, (2)	7,213

20	Forestar Real Estate Group Inc., (2)	359

30	Jones Lang LaSalle Inc.	1,969

10	St Joe Company, (2)	232

20	Tejon Ranch Company, (2)	462
	Total Real Estate Management & Development	10,235
	Road & Rail – 1.0%

100	Arkansas Best Corporation	2,075

240	Avis Budget Group Inc., (2)	2,357

220	CSX Corporation	10,919

20	Hertz Global Holdings Inc., (2)	189

30	J.B. Hunt Transports Serives Inc.	980

200	Kansas City Southern Industries, (2)	7,270

140	Knight Transportation Inc.	2,834

60	Landstar System	2,339

120	Marten Transport, Ltd., (2)	2,494

170	Norfolk Southern Corporation	9,019

20	Ryder System, Inc.	805

190	Union Pacific Corporation	13,207

180	Werner Enterprises, Inc.	3,940
	Total Road & Rail	58,428
	Semiconductors & Equipment – 2.1%

90	Actel Corporation, (2)	1,154

710	Advanced Micro Devices, Inc., (2)	5,197

40	Altera Corporation	992

230	Amkor Technology Inc., (2)	1,267

90	Analog Devices, Inc.	2,507

300	Applied Materials, Inc.	3,606

140	Atheros Communications, Inc., (2)	3,856

60	Broadcom Corporation, Class A	1,978

30	Brooks Automation Inc., (2)	232

10	Cabot Microelectronics Corporation, (2)	346

50	Cavium Networks, Inc., (2)	1,310

40	Cirrus Logic Inc., (2)	632

30	Cree, Inc., (2)	1,801

30	Cymer, Inc., (2)	901

160	Diodes Inc., (2)	2,539

240	Energy Conversion Devices Inc., (2)	984

20	Fairchild Semiconductor International Inc., Class A, (2)	168

Nuveen Investments	39

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

50	FEI Company, (2)	$986

10	First Solar Inc., (2)	1,138

100	FormFactor Inc., (2)	1,080

250	GT Solar International Inc., (2)	1,400

30	Hittite Microwave Corporation, (2)	1,342

1,460	Intel Corporation	28,397

110	International Rectifier Corporation, (2)	2,047

110	Intersil Holding Corporation, Class A	1,332

10	IXYS Corporation, (2)	88

50	KLA-Tencor Corporation	1,394

110	Kulicke & Soffa Industries Inc., (2)	772

30	Lam Research Corporation, (2)	1,142

10	Linear Technology Corporation	278

230	LSI Logic Corporation, (2)	1,058

100	Marvell Technology Group Ltd., (2)	1,576

80	Maxim Integrated Products, Inc.	1,338

10	MEMC Electronic Materials, (2)	99

600	Micron Technology, Inc., (2)	5,094

110	Microsemi Corporation, (2)	1,609

400	MIPS Technologies, Inc., (2)	2,044

30	Monolithic Power Systems, Inc., (2)	536

10	National Semiconductor Corporation	135

60	Netlogic Microsystems Inc., (2)	1,632

40	NVE Corporation, (2)	1,741

230	NVIDIA Corporation, (2)	2,348

100	ON Semiconductor Corporation, (2)	638

190	Photronics Inc., (2)	859

40	Power Integrations Inc.	1,288

570	RF Micro Devices, Inc., (2)	2,229

100	Rubicon Technology Inc., (2)	2,979

230	Rudolph Technologies, (2)	1,737

60	Semtech Corporation, (2)	982

500	Silicon Image, Inc., (2)	1,755

290	Skyworks Solutions Inc., (2)	4,869

10	Supertex Inc., (2)	247

160	Tessera Technologies Inc., (2)	2,568

220	Texas Instruments Incorporated	5,122

270	TriQuint Semiconductor, Inc., (2)	1,650

200	Veeco Instruments Inc., (2)	6,856

100	Xilinx, Inc.	2,526
	Total Semiconductors & Equipment	126,381
	Software – 2.3%

20	ACI Worldwide, Inc., (2)	389

80	Activision Blizzard Inc.	839

80	Adobe Systems Incorporated, (2)	2,114

40	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

10	Advent Software Inc., (2)	$470

150	Ariba Inc., (2)	2,390

70	Asiainfo Holdings, Inc., (2)	1,530

30	Autodesk, Inc., (2)	731

170	Blackbaud, Inc.	3,701

30	Blackboard, Inc., (2)	1,120

10	BMC Software, Inc., (2)	346

100	CA Inc.	1,840

60	CommVault Systems, Inc., (2)	1,350

20	Compuware Corporation, (2)	160

60	Concur Technologies, Inc., (2)	2,561

120	Ebix, Inc., (2)	1,882

60	Epicor Software Corporation, (2)	479

10	EPIQ Systems, Inc.	129

10	FactSet Research Systems Inc.	670

160	Fair Isaac Corporation	3,486

120	Henry Jack and Associates Inc.	2,866

230	Informatica Corporation, (2)	5,492

50	JDA Software Group, (2)	1,099

130	Lawson Software, Inc., (2)	949

50	Micros Systems, Inc., (2)	1,594

1,440	Microsoft Corporation	33,134

20	Microstrategy Inc., (2)	1,502

10	Net 1 Ueps Technologies, Inc., (2)	134

130	NetScout Systems, Inc., (2)	1,849

30	NetSuite Inc., (2)	379

80	Novell Inc., (2)	454

20	Nuance Communications, Inc., (2)	299

10	OPNET Technologies, Inc.	147

820	Oracle Corporation	17,597

260	Parametric Technology Corporation, (2)	4,074

10	Pegasystems, Inc.	321

110	Progress Software Corporation, (2)	3,303

230	PROS Holdings, Inc., (2)	1,495

150	Quest Software Inc., (2)	2,706

60	Radiant Systems, Inc., (2)	868

40	Red Hat, Inc., (2)	1,158

20	Rosetta Stone Inc., (2)	459

20	Rovi Corporation, (2)	758

20	Solarwinds, Inc., (2)	321

160	Solera Holdings Inc.	5,792

250	SonicWALL, Inc., (2)	2,938

10	Sourcefire Inc., (2)	190

70	SuccessFactors, Inc., (2)	1,455

120	Symantec Corporation, (2)	1,666

Nuveen Investments	41

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Software (continued)

60	Synopsys Inc., (2)	$1,252

10	Take-Two Interactive Software, Inc., (2)	90

130	Taleo Corporation, (2)	3,158

10	TeleCommunication Systems, (2)	41

130	THQ, Inc., (2)	562

220	Tibco Software Inc., (2)	2,653

200	TiVo, Inc., (2)	1,476

20	Tyler Technologies Inc., (2)	310

50	Ultimate Software Group, Inc., (2)	1,643

280	Vasco Data Security International, Inc., (2)	1,728

50	VMware Inc., (2)	3,130

130	Websense Inc., (2)	2,457
	Total Software	139,686
	Specialty Retail – 1.9%

100	Aaron Rents Inc.	1,707

20	Abercrombie & Fitch Co., Class A	614

50	Aeropostale, Inc., (2)	1,432

40	American Eagle Outfitters, Inc.	470

100	America's Car-Mart, Inc., (2)	2,263

90	Ann Taylor Stores Corporation, (2)	1,464

110	Asbury Automotive Group, Inc., (2)	1,159

70	Barnes & Noble Inc.	903

10	Bed Bath and Beyond Inc., (2)	371

90	Best Buy Co., Inc.	3,047

30	Buckle Inc.	973

190	Cabela's Incorporated, (2)	2,687

60	Cato Corporation	1,321

40	Childrens Place Retail Stores Inc., (2)	1,761

230	Christopher & Banks Corporation	1,424

100	Colective Brands Inc., (2)	1,580

80	Dress Barn, Inc., (2)	1,905

10	DSW Inc., (2)	225

70	Finish Line, Inc.	975

110	Foot Locker, Inc.	1,388

30	GameStop Corporation, (2)	564

120	Gap, Inc.	2,335

90	Group 1 Automotive Inc., (2)	2,118

20	Guess Inc.	625

10	Haverty Furniture Companies Inc.	123

100	Hhgregg Inc., (2)	2,332

50	Hibbett Sporting Goods, Inc., (2)	1,198

620	Home Depot, Inc.	17,403

40	Hot Topic, Inc.	203

120	J. Crew Group Inc., (2)	4,417

50	Jo Ann Stores, Inc., (2)	1,876

42	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

30	Joseph A Bank Clothiers, Inc., (2)	$1,620

120	Kirkland's, Inc., (2)	2,025

100	Limited Brands, Inc.	2,207

770	Lowe's Companies, Inc.	15,723

10	Lumber Liquidators Inc., (2)	233

90	Mens Wearhouse Inc.	1,652

10	Monro Muffler Brake, Inc.	395

160	Office Depot, Inc., (2)	646

210	OfficeMax Inc., (2)	2,743

40	O'Reilly Automotive Inc., (2)	1,902

310	Pacific Sunwear of California, Inc., (2)	992

40	Pep Boys – Manny, Moe & Jack	354

10	RadioShack Corporation	195

60	Rent-A-Center Inc., (2)	1,216

50	Ross Stores, Inc.	2,665

20	Shoe Carnival, Inc., (2)	410

70	Signet Jewelers Limited, (2)	1,925

110	Staples, Inc.	2,096

130	Talbots, Inc., (2)	1,339

90	Tiffany & Co.	3,411

70	TJX Companies, Inc.	2,936

50	Tractor Supply Company	3,048

10	Urban Outfitters, Inc., (2)	343

30	Vitamin Shoppe Inc., (2)	769

100	Williams-Sonoma Inc.	2,481

70	Zumiez, Inc., (2)	1,127
	Total Specialty Retail	115,316
	Textiles, Apparel & Luxury Goods – 0.8%

80	Carter's Inc., (2)	2,099

160	Coach, Inc.	5,847

30	Deckers Outdoor Corporation, (2)	4,285

90	Fossil Inc., (2)	3,122

40	Fuqi International Inc., (2)	271

120	K Swiss, Inc., (2)	1,347

140	Maidenform Brands Inc., (2)	2,849

170	Nike, Inc., Class B	11,483

1,130	Quicksilver Inc., (2)	4,180

10	Skechers USA Inc., (2)	364

135	Steven Madden Limited, (2)	4,254

30	True Religion Apparel, Inc., (2)	661

30	VF Corporation	2,134

90	Warnaco Group, Inc., (2)	3,252

20	Weyco Group, Inc.	455
	Total Textiles, Apparel & Luxury Goods	46,603

Nuveen Investments	43

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2010

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 0.4%

70	Astoria Financial Corporation	$962

20	Beneficial Mutual Bancorp Inc., (2)	197

50	Berkshire Hills Bancorp, Inc.	973

80	First Financial Holdings, Inc.	915

70	Flushing Financial Corporation	855

240	Home Federal Bancorp, Inc.	3,030

220	Hudson City Bancorp, Inc.	2,692

320	MGIC Investment Corporation, (2)	2,204

250	New York Community Bancorp, Inc.	3,817

120	People's United Financial, Inc.	1,619

230	Provident Financial Services Inc.	2,688

170	Provident New York Bancorp.	1,504

160	Radian Group Inc.	1,157

60	TrustCo Bank Corporation NY	335
	Total Thrifts & Mortgage Finance	22,948
	Tobacco – 0.6%

50	Alliance One International, Inc., (2)	177

420	Altria Group, Inc.	8,416

30	Lorillard Inc.	2,158

430	Philip Morris International	19,710

100	Reynolds American Inc.	5,211

30	Vector Group Ltd.	504
	Total Tobacco	36,176
	Trading Companies & Distributors – 0.2%

20	Applied Industrial Technologies Inc.	505

180	GATX Corporation	4,801

20	Kaman Corporation	441

10	MSC Industrial Direct Inc., Class A	506

20	TAL International Group Inc.	448

10	W.W. Grainger, Inc.	994

50	Watsco Inc.	2,895

100	WESCO International Inc., (2)	3,366
	Total Trading Companies & Distributors	13,956
	Water Utilities – 0.2%

50	American States Water Co	1,656

120	Aqua America Inc.	2,121

10	California Water Service Group	356

100	Connecticut Water Service, Inc.	2,101

280	Southwest Water Company	2,933
	Total Water Utilities	9,167
	Wireless Telecommunication Services – 0.5%

40	American Tower Corporation, (2)	1,779

110	Clearwire Corporation, (2)	800

70	Crown Castle International Corporation, (2)	2,607

10	Metropcs Communications Inc., (2)	81

44	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services (continued)

150	NII Holdings Inc., Class B, (2)			$4,877

30	NTELOS Holdings Corporation			515

4,350	Sprint Nextel Corporation, (2)			18,443

70	Syniverse Holdings Inc., (2)			1,431

50	Telephone and Data Systems Inc.			1,519
	Total Wireless Telecommunication Services			32,052
	Total Common Stocks (cost $6,195,821)			5,781,897

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.6%

$274	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $273,840, collateralized by $270,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $280,908	0.000%	7/01/10	$273,840
	Total Short-Term Investments (cost $273,840)			273,840
	Total Investments (cost $6,469,661) – 100.7%			6,055,737
	Other Assets Less Liabilities – (0.7)%			(39,737)
	Net Assets – 100%			$6,016,000

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Assets and Liabilities

June 30, 2010

Assets
Investments, at value (cost $6,469,661)	$6,055,737
Cash	19
Receivables:
Dividends	8,144
From Adviser	9,475
Investments sold	3,975
Total assets	6,077,350
Liabilities
Accrued other expenses	61,350
Total liabilities	61,350
Net assets	$6,016,000
Shares outstanding	381,344
Net asset value per share	$15.78
Net Assets Consist of:
Capital paid-in	$7,755,323
Undistributed (Over-distribution of) net investment income	44,671
Accumulated net realized gain (loss)	(1,370,070)
Net unrealized appreciation (depreciation)	(413,924)
Net assets	$6,016,000
Authorized shares Par value per share	Unlimited $0.01

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Operations

Year Ended June 30, 2010

Investment Income	$111,890
Expenses
Management fees	30,808
Shareholders’ servicing agent fees and expenses	160
Custodian’s fees and expenses	116,382
Trustees’ fees and expenses	138
Professional fees	9,126
Shareholders’ reports – printing and mailing expenses	25,059
Federal and state registration fees	166
Other expenses	1,126
Total expenses before expense reimbursement	182,965
Expense reimbursement	(137,820)
Net expenses	45,145
Net investment income	66,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	96,952
Change in net unrealized appreciation (depreciation) of investments	366,562
Net realized and unrealized gain (loss)	463,514
Net increase (decrease) in net assets from operations	$530,259

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets

	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income	$66,745	$87,039
Net realized gain (loss) from investments	96,952	(1,468,814)
Change in net unrealized appreciation (depreciation) of investments	366,562	(780,486)
Net increase (decrease) in net assets from operations	530,259	(2,162,261)
Distributions to Shareholders
From net investment income	(82,988)	(24,986)
Decrease in net assets from distributions to shareholders	(82,988)	(24,986)
Fund Share Transactions
Proceeds from sale of shares	1,287,999	7,623,977
Cost of shares redeemed	(461,000)	(695,000)
Net increase (decrease) in net assets from Fund share transactions	826,999	6,928,977
Net increase (decrease) in net assets	1,274,270	4,741,730
Net assets at the beginning of year	4,741,730	—
Net assets at the end of year	$6,016,000	$4,741,730
Undistributed (Over-distribution of) net investment income at the end of year	$44,671	$60,886

See accompanying notes to financial statements.

48	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s investment objective is to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of certain “funds of funds” advised by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

Under normal market conditions, the Fund will invest primarily in equity securities of U.S. companies. The Fund’s only investors are the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (individually, an “Allocation Fund,” and collectively, the “Allocation Funds”). Each Allocation Fund is a “fund of funds” and invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the “Underlying Funds”). The Fund is managed with the goal of outperforming a customized benchmark that is designed so that, when it is combined with the benchmarks of the U.S. equity-focused Underlying Funds included in the Allocation Funds, it approximates the performance of the Russell 3000 Index. This process seeks to optimize return while targeting a tracking error of 1.50% relative to the customized benchmark.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Nuveen Investments	49

Notes to Financial Statements (continued)

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Sales Charge Program

The Fund’s shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Instruments

The Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

50	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,781,897	$—	$—	$5,781,897
Short-Term Investments	273,840	—	—	273,840
Total	$6,055,737	$—	$—	$6,055,737

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended June 30, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount
Shares sold	74,400	$1,287,999	384,419	$7,623,977
Shares redeemed	(28,330)	(461,000)	(49,145)	(695,000)
Net increase (decrease)	46,070	$826,999	335,274	$6,928,977

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended June 30, 2010, aggregated $6,509,539 and $5,728,347, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

Cost of investments	$6,497,724
Gross unrealized:
Appreciation	$292,273
Depreciation	(734,260)
Net unrealized appreciation (depreciation) of investments	$(441,987)

Permanent differences, primarily due to federal taxes paid and adjustment for investments in Real Estate Investment Trusts resulted in reclassifications among the Fund’s components of net assets at June 30, 2010, the Fund’s tax year end, as follows:

Capital paid-in	$(184)
Undistributed (Over-distribution of) net investment income	28
Accumulated net realized gain (loss)	156

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$44,671
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	51

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income*	$82,988
Distributions from net long-term capital gains	—

2009
Distributions from net ordinary income*	$24,986
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2010 the Fund’s tax year end, the Fund had an unused capital loss carryforward of $1,341,941 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire on June 30, 2018.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is .35% of average daily net assets.

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of June 30, 2010, the complex-level fee rate was .1857%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed ..80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At June 30, 2010, Nuveen owned 1,250 shares of the Fund.

52	Nuveen Investments

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	53

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2010	$14.14	$.19	$1.70	$1.89	$(.25)	$—	$(.25)	$15.78	13.25%
2009	20.00	.28	(6.07)	(5.79)	(.07)	—	(.07)	14.14	(28.96)

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
$6,016	3.20%	(1.24)%	.79%	1.17%	105%
4,742	3.38	(.57)	.80	2.02	69

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	55

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

56	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	57

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

58	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	59

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Nuveen HydePark Group, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including certain performance-related information (as described in further detail below), fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; certain performance-related information (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered certain performance information. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent

60	Nuveen Investments

Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the performance results of the Fund. However, the Board noted that the Fund was launched in 2008 and therefore its available performance history was limited. In general, the boards of the various Nuveen funds reviewed, among other things, each such fund’s historic investment performance as well as information comparing the fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. The Board reviewed the Fund’s total return information and performance information of a recognized benchmark for the quarter and one-year periods ending December 31, 2009 and March 31, 2010. Although the Fund underperformed its benchmark for the one-year period, the Board recognized that the performance history of this Fund is relatively short, limiting the ability for a meaningful assessment of performance. In addition, the Board noted the unique structure of this Fund, the shares of which are intended to be offered only to other Nuveen funds. Given this unique structure, the Fund does not have a Performance Peer Group.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members reviewed the Fund’s gross management fee, net management fee and net expense ratio. In this regard, as indicated above, the Independent Board Members noted the unique structure of this Fund, the shares of which are only intended to be offered to other Nuveen funds. Given the Fund’s unique structure, the Independent Board Members recognized that a comparable universe of funds (i.e., a “Peer Universe”) or a more focused subset of funds thereof (i.e., a “Peer Group”) was not available. The Independent Board Members further considered that the other Nuveen funds investing in the Fund will also be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, in evaluating the fees and expenses, the Independent Board Members also took into consideration the advisory fees paid to NAM and the affiliated sub-adviser by the Nuveen funds acquiring the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is more extensive than that provided to separately managed accounts. The Independent Board Members noted that the Fund is unique to the Nuveen complex in serving as an underlying fund for other Nuveen funds and there were no comparable unaffiliated investment companies available. Given the inherent differences in the products, particularly the services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues

Nuveen Investments	61

Annual Investment Management Agreement Approval Process (continued)

for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

The Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the complex-wide fee arrangement was acceptable and reflects economies of scale to be shared with shareholders when assets under management increase and that the absence of fund-level breakpoints was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

62	Nuveen Investments

Notes

Nuveen Investments	63

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

64	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen U.S. Equity Completeness Fund	100%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	65

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-COMP-0610P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund	10,898	0	2,750	0
Conservative Allocation Fund	10,899	0	2,750	0
Enhanced Core Equity Fund	13,781	0	2,750	0
NWQ Equity Income Fund [5]	10,509	0	0	0
Enhanced Mid-Cap Fund	13,770	0	2,750	0
Multi-Manager Large-Cap Value Fund	13,221	0	2,750	0
Growth Allocation Fund	10,578	0	2,750	0
NWQ Multi-Cap Value Fund	13,642	0	2,750	0
NWQ Small-Cap Value Fund	11,261	0	2,750	0
Tradewinds Value Opportunities Fund	24,403	0	2,750	0
NWQ Large-Cap Value Fund	11,875	0	2,750	0
NWQ Small Mid/Cap Value Fund	10,593	0	2,750	0
U.S. Equity Completeness Fund [6]	10,548	0	0	0

Total	$165,978	$0	$30,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on September 15, 2009.

[6]	The Fund commenced operations on July 01, 2008.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0%	0%	0%	0%
Conservative Allocation Fund	0%	0%	0%	0%
Enhanced Core Equity Fund	0%	0%	0%	0%
NWQ Equity Income Fund [1]	0%	0%	0%	0%
Enhanced Mid-Cap Fund	0%	0%	0%	0%
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
Growth Allocation Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Small Mid/Cap Value Fund	0%	0%	0%	0%
U.S. Equity Completeness Fund [2]	0%	0%	0%	0%

[1]	The Fund commenced operations on September 15, 2009.
[2]	The Fund commenced operations on July 01, 2008.

Fiscal Year Ended June 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund	8,744	0	2,750	0
Conservative Allocation Fund	9,531	0	2,750	0
Enhanced Core Equity Fund	7,532	0	2,750	0
NWQ Equity Income Fund [5]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund	5,800	0	2,750	0
Multi-Manager Large-Cap Value Fund	28,893	0	2,750	0
Growth Allocation Fund	6,366	0	2,750	0
NWQ Multi-Cap Value Fund	39,692	0	2,750	0
NWQ Small-Cap Value Fund	12,474	0	2,750	0
Tradewinds Value Opportunities Fund	64,145	0	2,750	0
NWQ Large-Cap Value Fund	7,810	0	2,750	0
NWQ Small Mid/Cap Value Fund	6,007	0	2,750	0
U.S. Equity Completeness Fund [6]	6,083	0	0	0

Total	$203,077	$0	$30,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations on September 15, 2009.
[6]	The Fund commenced operations on July 01, 2008.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0%	0%	0%	0%
Conservative Allocation Fund	0%	0%	0%	0%
Enhanced Core Equity Fund	0%	0%	0%	0%
NWQ Equity Income Fund [1]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund	0%	0%	0%	0%
Multi-Manager Large-Cap Value Fund	0%	0%	0%	0%
Growth Allocation Fund	0%	0%	0%	0%
NWQ Multi-Cap Value Fund	0%	0%	0%	0%
NWQ Small-Cap Value Fund	0%	0%	0%	0%
Tradewinds Value Opportunities Fund	0%	0%	0%	0%
NWQ Large-Cap Value Fund	0%	0%	0%	0%
NWQ Small Mid/Cap Value Fund	0%	0%	0%	0%
U.S. Equity Completeness Fund [2]	0%	0%	0%	0%

[1]	The Fund commenced operations on September 15, 2009.
[2]	The Fund commenced operations on July 01, 2008.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended June 30, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended June 30, 2010	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund	2,750	0	0	2,750
Conservative Allocation Fund	2,750	0	0	2,750
Enhanced Core Equity Fund	2,750	0	0	2,750
NWQ Equity Income Fund [1]	0	0	0	0
Enhanced Mid-Cap Fund	2,750	0	0	2,750
Multi-Manager Large-Cap Value Fund	2,750	0	0	2,750
Growth Allocation Fund [2]	3,782	0	0	3,782
NWQ Multi-Cap Value Fund	2,750	0	0	2,750
NWQ Small-Cap Value Fund	2,750	0	0	2,750
Tradewinds Value Opportunities Fund [2]	5,503	0	0	5,503
NWQ Large-Cap Value Fund	2,750	0	0	2,750
NWQ Small Mid/Cap Value Fund	2,750	0	0	2,750
U.S. Equity Completeness Fund [3]	0	0	0	0

Total	$34,035	$0	$0	$34,035

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on September 15, 2009.
[2]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[3]	The Fund commenced operations on July 01, 2008.

Fiscal Year Ended June 30, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund	2,750	0	0	2,750
Conservative Allocation Fund	2,750	0	0	2,750
Enhanced Core Equity Fund	2,750	0	0	2,750
NWQ Equity Income Fund [1]	N/A	N/A	N/A	N/A
Enhanced Mid-Cap Fund	2,750	0	0	2,750
Multi-Manager Large-Cap Value Fund	2,750	0	0	2,750
Growth Allocation Fund [2]	3,823	0	0	3,823
NWQ Multi-Cap Value Fund	2,750	0	0	2,750
NWQ Small-Cap Value Fund	2,750	0	0	2,750
Tradewinds Value Opportunities Fund [2]	5,612	0	0	5,612
NWQ Large-Cap Value Fund	2,750	0	0	2,750
NWQ Small Mid/Cap Value Fund	2,750	0	0	2,750
U.S. Equity Completeness Fund [3]	0	0	0	0

Total	$34,185	$0	$0	$34,185

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The Fund commenced operations on September 15, 2009.
[2]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[3]	The Fund commenced operations on July 01, 2008.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 8, 2010